Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item
601(b)(10) of Regulation S-K. Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.1

SETTLEMENT AGREEMENT

This Settlement Agreement (this “Agreement”) is made as of June 6, 2020 (the “Execution Date”), by and among (a) the Debtors, (b) Catarina Midstream, (c) Carnero G&P, (d) Seco Pipeline, (e) SNMP, (f) Sanchez Midstream Partners GP, LLC, (g) SP Holdings, LLC and (h) Targa.  Each of the Debtors, Catarina Midstream, Carnero G&P, Seco Pipeline, SNMP, and Targa may be referred to in this Agreement individually as a “Party” and collectively as the “Parties.”  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in section 1.1 of this Agreement.

RECITALS

WHEREAS, the Debtors, primarily SN Catarina, have rights to explore and produce oil and gas on certain Eagle Ford Shale properties, which include approximately 106,000 net acres in Dimmit, La Salle, and Webb Counties, Texas and are referred to as the “Catarina” properties;

WHEREAS, the Debtors are in need of, among other things, “midstream” and “marketing” services, including gathering, transportation and processing services, to exploit the foregoing exploration and production rights economically;

WHEREAS, Catarina Midstream is a party to the Catarina Gathering Agreement pursuant to which it currently provides certain wellhead gathering, transportation, processing, and other services to SN Catarina with respect to the Debtors’ Catarina oil and gas assets;

WHEREAS, by letters dated December 21, 2018 and March 18, 2019, Catarina Midstream raised gathering and processing fees on volumes produced from wells on the Eastern Catarina Acreage;

WHEREAS, the Debtors allege that such changes in fees were improper and, as a result, constituted breaches of the Catarina Gathering Agreement, and Catarina Midstream disputes all such allegations;

WHEREAS, the Debtors presently have no economically viable alternative for the gathering of oil and gas from a substantial portion of their wells on the Catarina Acreage without access to the gathering system owned or operated by Catarina Midstream;

WHEREAS,  Carnero G&P is a party to certain gas gathering, processing, and natural gas liquids purchase agreements with certain of the Debtors, including the Carnero Agreements, with respect to the Debtors’ Catarina gas assets;

WHEREAS, the Debtors filed for relief under chapter 11 of the United States Bankruptcy Code, 11 U.S.C. §§ 101-1532, on August 11, 2019, and the Bankruptcy Court confirmed the Plan on April 30, 2020;

WHEREAS, the Plan contemplates the rejection, assumption, and resolution of objections to assumption or rejection of agreements following confirmation of the Plan;

WHEREAS, certain disputes exist between and among the Parties relating to, inter alia, the treatment under the Plan of their respective claims, causes of action, defenses, and agreements, including but not limited to the assumption or rejection of certain agreements;

WHEREAS, resolution of such disputes on the terms set forth in this Agreement is critical to the successful reorganization of the Debtors’ business and operations;

WHEREAS, the Debtors have concluded, after considering all the costs, risks, and potential outcomes of continued litigation among the Parties and/or other parties, that the benefits provided in this Agreement are in the best interests of the Debtors and their estates; and

WHEREAS, the Parties have agreed to a global resolution among them in order to resolve the various claims, defenses, causes of action, and other disputes among them on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, warranties, covenants, releases, and other agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, on the terms and subject to the conditions of this Agreement, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS AND RULES OF INTERPRETATION

1.1       Definitions.  Except as otherwise expressly set forth herein, the following terms have the following meanings:

“Affirmative Covenant Agreements” means, collectively, the Midstream Agency Agreement, the Brasada Processing Agreement, the EFG Processing Agreement, the ETC Processing Agreement, the Enterprise Purchase Agreement, the Enterprise Transportation Agreement, and the Other Carnero G&P Rejection Agreements.

“Agency Agreements” means, together, the Marketing Agency Agreement and the Midstream Agency Agreement.

“Amendment Agreements” means, collectively, the Carnero Agreement Amendment, the LLC Agreement Amendment, the NGL Sales Agreement Amendment, the New Seco Pipeline Agreements, and the Catarina Gathering Amendment.

“Anadarko Parties” means any of Anadarko Petroleum Corporation, Anadarko Energy Services Company, Anadarko E&P Onshore, LLC, Anadarko E&P Company LP, Kerr-McGee Oil & Gas Onshore LP, Kerr-McGee Oil & Gas Onshore, LLC, Springfield Pipeline, LLC, WGR Operating, LP, Western Gas Operating, LLC, Western Gas Partners, LP, Western Midstream Partners, LP, or any of their respective affiliates.

“Approval Date” means the date on which the Bankruptcy Court enters the Approval Order.

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“Approval Order” means an order of the Bankruptcy Court reasonably acceptable to the Parties, entered pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure, approving this Agreement and authorizing the Parties to perform hereunder, which order has not been reversed, vacated or stayed.

“Assumption Agreements” means, collectively, the Carnero Agreements and the Catarina Gathering Agreement, the Mitsui Letter Agreement and the various Ratification Agreements by and among Carnero G&P, SN Maverick and each of the Other Comanche Working Interest Holders pursuant to which the Other Comanche Working Interest Holders ratified the Comanche FGGPA.

“Bankruptcy Cases” means the chapter 11 cases of the Debtors pending before the Bankruptcy Court, styled In re Sanchez Energy Corporation, et al., Case No. 19-34508 (MI) (Bankr. S.D. Tex.) (Jointly Administered).

“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure.

“BP Oil Purchase Agreement” means that certain Agreement, dated as of December 13, 2013, by and between BP Products North America Inc., as Buyer, and Anadarko E&P Onshore LLC, as Seller, as amended or modified from time to time, including by that certain First Amendment to Agreement, dated as of February 2015.

“Brasada Processing Agreement” means that certain Gas Processing Agreement, dated as of February 27, 2012, by and between WGR Operating, LP, as Processor, and Anadarko E&P Company LP, as Supplier, as amended or modified from time to time, including by that certain Gas Processing Agreement Amendment No. 1, dated as of January 3, 2013, that certain Gas Processing Agreement Amendment No. 2, dated as of March 11, 2014, that certain Gas Processing Agreement Amendment No. 3, dated as of September 1, 2016, and that certain Gas Processing Agreement Amendment No. 4, dated as of September 1, 2016.

“Carnero Agreement Amendment” means that certain Second Amendment Agreement, dated as of the Approval Date and effective as of the Closing Date, by and among Carnero G&P, SN and SN Catarina, in the form attached hereto as Exhibit C.

“Carnero Agreements” means, together, the Carnero Gathering Agreement and the Carnero Processing Agreement.

“Carnero G&P” means Carnero G&P LLC, a joint venture owned 50% by SNMP and 50% by Targa.

“Carnero Gathering Agreement” means that certain Firm Gas Gathering Agreement, dated as of October 2, 2015, by and among SN, SN Catarina, and Targa (as predecessor in interest to Carnero G&P), as amended or modified from time to time and as in effect on the Execution Date, including by that certain Omnibus Amendment, dated as of June 23, 2016, that certain First Amendment to

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Firm Gas Gathering Agreement, dated as of May 1, 2017, and that certain Amendment Agreement, dated as of April 1, 2018.

“Carnero Processing Agreement” means that certain Firm Gas Processing Agreement, dated as of October 2, 2015, by and among SN, SN Catarina, and Targa (as predecessor in interest to Carnero G&P), as amended or modified from time to time and as in effect on the Execution Date, including by that certain Omnibus Amendment, dated as of June 23, 2016, that certain First Amendment to Firm Gas Gathering Agreement, dated as of May 1, 2017, and that certain Amendment Agreement, dated as of April 1, 2018.

“Catarina Acreage” means the “Dedicated Acreage,” as such term is defined in the Carnero Agreements.

“Catarina Gathering Agreement” means that certain Firm Gathering and Processing Agreement, dated as of October 14, 2015, by and between SN Catarina, as Producer, and Catarina Midstream, as Gatherer, as amended by that certain Amendment No. 1 to Firm Gathering and Processing Agreement, executed on June 30, 2017 but effective as of April 1, 2017, and as in effect on the Execution Date.

“Catarina Gathering Amendment” means that certain Amended and Restated Firm Gathering and Processing Agreement, dated as of the Approval Date and effective as of the Closing Date, by and between SN Catarina, as Producer, and Catarina Midstream, as Gatherer, in the form attached hereto as Exhibit F.

“Catarina Midstream” means Catarina Midstream LLC, a wholly-owned direct subsidiary of SNMP.

“Closing” means the consummation of the Midstream Transaction as contemplated in section 2.5, following satisfaction of the Closing Conditions Precedent or waiver thereof in accordance with section 4.6.

“Closing Conditions Precedent” means, collectively, the conditions precedent set forth in sections 4.2 through 4.5.

“Closing Date” means the date the Closing occurs in accordance with this Agreement.

“Closing Notice” means a notice of the occurrence of Closing in the form attached hereto as Exhibit G.

“Closing Outside Date” means 5:00 pm Houston, TX time on October 1, 2020.

“Comanche Acreage” means the “Dedicated Acreage,” as such term is defined in the Comanche FGGPA, provided that the Comanche Acreage shall not include acreage (or associated wells) serviced as of the Execution Date under the Howard Gathering Agreement, unless and until such amounts become dedicated in accordance with the Comanche FGGPA and are not subject to a temporary release in accordance with section 2.1 of the Comanche FGGPA.

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“Comanche FGGPA” means that certain Firm Gas Gathering, Processing and Purchase Agreement, dated as of April 1, 2018, by and between SN Maverick and Carnero G&P, as amended or modified from time to time and as in effect on the Execution Date, including by that certain Amendment to Firm Gas Gathering, Processing and Purchase Agreement dated as of April 1, 2018.

“Confirmation Order” means the Order Approving Disclosure Statement and Confirming Second Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Debtor Affiliates [DKT. #1212], entered by the Bankruptcy Court in the Bankruptcy Cases on April 30, 2020, as amended or modified.

“Continuing Requirement” means the procedure set forth in Exhibit G of the Carnero Agreement Amendment.

“Debtors” means, collectively, prior to the Effective Date, SN and each of its direct and indirect subsidiaries that are debtors and debtors-in-possession in the Bankruptcy Cases, including SN Maverick and SN Catarina, and, after the Effective Date, such entities as reorganized pursuant to the Plan.

“Double Eagle Transportation Agreement” means that certain Throughput and Deficiency Agreement, dated as of December 13, 2013, by and among Anadarko E&P Onshore LLC, Double Eagle Pipeline LLC, and Kinder Morgan Crude & Condensate LLC, as amended or modified from time to time.

“Eastern Catarina Acreage” means the section of the Catarina Acreage which does not form part of the “Dedicated Acreage,” as such term is defined in the Catarina Gathering Agreement.

“Effective Date” has the meaning ascribed to such term in the Plan.

“EFG Processing Agreement” means that certain Gas Services Agreement between SWEPI LP (predecessor in interest to SN Catarina) and Eagle Ford Gathering LLC, dated as of November 1, 2011, as amended from time to time, including by that certain First Amendment to Gas Services Agreement, dated as of August 8, 2014, that certain Second Amendment to Gas Services Agreement, dated as of September 29, 2015, and that certain Third Amendment to Gas Services Agreement, dated as of August 1, 2016.

“EFM Agreements” means, together, the Intrastate EFM Agreement and the Interstate EFM Agreement.

“EFM Assignment Agreement” means that certain Assignment and Consent to Assignment Agreement, dated as of June 28, 2017, by and among Anadarko Energy Services Company, as Assignor, SN Maverick, as Assignee, and Eagle Ford Midstream, LP, as Consenting Party.

“Enterprise Purchase Agreement” means that certain Purchase Agreement, dated as of March 1, 2012, by and between Anadarko Energy Services Company and Enterprise Products Operating LLC, as amended or modified from time to time.

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“Enterprise Transportation Agreement” means that certain Transportation Services Agreement, dated as of March 1, 2012, by and between Enterprise Products Operating LLC and Anadarko Energy Services Company, as amended or modified from time to time.

“ETC Processing Agreement” means that certain Gathering and Processing Agreement, dated as of April 1, 2011, by and between Anadarko E&P Company LP and ETC Texas Pipeline, Ltd., as amended or modified from time to time.

“Final Order” means an order or judgment of a court of competent jurisdiction, including the Bankruptcy Court, that has been entered on the docket maintained by the clerk of such court and has not been reversed, vacated, or stayed and as to which (a) the time to appeal, petition for certiorari, or move for a new trial, reconsideration, or rehearing has expired and as to which no appeal, petition for certiorari, remand proceeding, or other proceedings for a new trial, reconsideration, or rehearing shall then be pending, or (b) if an appeal, writ of certiorari, new trial, reconsideration, or rehearing thereof has been sought, (i) such order or judgment shall have been affirmed or reversed in part or in full, with no further proceedings on remand, by the highest court to which such order was appealed, certiorari shall have been denied, or a new trial, reconsideration, or rehearing shall have been denied or resulted in no modification of such order, and (ii) the time to take any further appeal, petition for certiorari, or move for a new trial, reconsideration, or rehearing shall have expired; provided,  however, that the possibility that a motion pursuant to rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed relating to such order shall not prevent such order from being a Final Order.

“Howard Gathering Agreement” means that certain Firm Transportation Agreement, effective October 1, 2009, by and between Texas Pipeline LLC and Anadarko E&P Company LP, as amended or modified from time to time, including by that certain First Amendment to Firm Transportation Agreement, dated as of September 1, 2012, that certain Second Amendment to Firm Transportation Agreement, dated as of December 4, 2012, and that certain Third Amendment to Firm Transportation Agreement, dated as of October 1, 2016.

“Interstate EFM Agreement” means that certain Firm NGPA Section 311 Gas Transportation Agreement, dated as of January 17, 2012, by and between Anadarko Energy Services Company and Eagle Ford Midstream, LP, as amended or modified from time to time, including by that certain First Amendment to Firm NGPA Section 311 Transportation Agreement, dated as of June 27, 2016, and as assigned to SN Maverick in accordance with the EFM Assignment Agreement.

“Intrastate EFM Agreement” means that certain Firm Intrastate Gas Transportation Agreement, dated as of January 17, 2012, by and between Anadarko Energy Services Company and Eagle Ford Midstream, LP, as amended or modified from time to time, including by that certain First Amendment to Firm Intrastate Gas Transportation Agreement, dated as of June 27, 2016, and as assigned to SN Maverick in accordance with the EFM Assignment Agreement.

“LC Deposit Funds” means the funds, in the amount of $17,078,144.00, held on deposit by Carnero G&P from the proceeds of the draw of a letter of credit posted by SN to Carnero G&P in accordance with the Carnero Agreements.

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“LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of Carnero G&P, dated as of April 1, 2018, by and between SNMP and Targa, as amended or modified from time to time.

“LLC Agreement Amendment” means the amendment to the LLC Agreement, to be dated as of the Closing Date, in form and substance agreed upon by SNMP and Targa prior to the Execution Date.

“Marketing Agency Agreement” means that certain Retained Marketing Contracts Services Agreement, by and between SN Maverick and SN Catarina, collectively, as Provider, and Anadarko E&P Onshore LLC, Kerr-McGee Oil & Gas Onshore LP, and Anadarko Energy Services Company, collectively, as Recipient, as amended or modified from time to time and in effect on the Execution Date, including by that certain First Amendment to the Retained Marketing Contracts Services Agreement, dated as of June 28, 2017, and that certain Second Amendment to the Retained Marketing Contracts Services Agreement, dated as of September 15, 2017.

“Midstream Agency Agreement” means that certain Retained Midstream Contracts Services Agreement, by and between SN Maverick, as Provider, and Anadarko E&P Onshore LLC and Kerr-McGee Oil & Gas Onshore LP, together, as Recipient, as amended or modified from time to time and in effect on the Execution Date.

“Midstream Transaction” means the transactions described in section 2.5, which shall occur and/or become effective following the date upon which the Closing Conditions Precedent have been met and the Closing has occurred.

“Mitsui Letter Agreement” means that certain Letter Agreement re: Retained Take-in-Kind Rights of Mitsui E&P Texas LP in Volumes Committed to the Raptor Gas Processing Facility in La Salle County, Texas, executed as of May 2018, by and among Mitsui E&P Texas LP, SN Maverick, and Carnero G&P.

“New Catarina-Seco Agreement” means that certain Firm Transportation Service Agreement, dated as of the Approval Date and effective as of the Closing Date, by and among Seco Pipeline and SN Catarina, in the form attached hereto as Exhibit D.

“New Comanche-Seco Agreement” means that certain Firm Transportation Service Agreement, dated as of the Approval Date and effective as of the Closing Date, by and among Seco Pipeline and SN Maverick, in the form attached hereto as Exhibit E.

“New Seco Pipeline Agreements” means, together, the New Catarina-Seco Agreement and the New Comanche-Seco Agreement.

“NGL Sale Agreement” means that certain NGL Sale Agreement (Raptor Plant and Silver Oak II Plant), dated as of April 1, 2018, by and between Carnero G&P and Targa Liquids, as amended or modified from time to time.

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“NGL Sale Agreement Amendment” means an amendment to the NGL Sale Agreement, dated as of the Approval Date and effective as of the Closing Date, in form and substance agreed upon by SNMP, Targa, Carnero G&P and Targa Liquids prior to the Execution Date.

“Non-Anadarko Party” means any party to (a) either of the EFM Agreements or (b) any of the Underlying Agreements, in the case of either (a) or (b) other than an Anadarko Party.

“Other Carnero G&P Rejection Agreements” means, collectively, the agreements set forth on Exhibit B attached hereto.

“Other Comanche Working Interest Holders” means, collectively, Gavilan Resources, LLC, Eagle Ford TX LP, Mitsui E&P Texas LP, SN EF UnSub, LP, and Venado EF L.P., and each of their respective successors and assigns.

“Plan” means the Second Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Debtor Affiliates, dated as of April 30, 2020 [DKT. #1205], as amended or modified from time to time.

“Raptor Plant” means the Raptor gas processing plant located in La Salle County, Texas, and operated by Carnero G&P.

“Rejection Agreements” means the Agency Agreements, the EFM Agreements, the EFG Processing Agreement, and the Other Carnero G&P Rejection Agreements, in each case to the extent such Rejection Agreements may be rejected pursuant to the Plan and 11 U.S.C. § 365.

“Rejection Litigation” means and any claims, objections, causes of action, and other litigation brought by or on behalf of any Anadarko Party or Non-Anadarko Party, in each case to the extent asserting that any of the Debtors remain bound, or will remain bound, by any material covenants or other material obligations set forth in the Underlying Agreements following the rejection of the Agency Agreement governing SN Maverick’s and/or SN Catarina’s agency with respect to the applicable Underlying Agreement.

“Second Installment Conditions” means, collectively, (a) the satisfaction or waiver of the conditions precedent set forth in sections 4.2.2 and 4.2.3 and (b) entry of one or more orders of the Bankruptcy Court approving the Debtors’ rejection of (or otherwise finding that such agreements do not continue to bind any of the Debtors in any material respect): (i) the EFG Processing Agreement and (ii) to the extent applicable, each of the Other Carnero G&P Rejection Agreements; provided that the effective waiver by a Party of a condition precedent set forth in sections 4.2.2, 4.2.3, 4.4.2(a), or 4.4.2(b) shall be deemed a waiver of the requirements set forth in the immediately preceding clauses (b)(i) or (b)(ii) by the same Party with respect to the same condition precedent, respectively.

“Second Installment Orders” means, collectively, the order or orders of the Bankruptcy Court, if any, satisfying the conditions set forth in clauses (a) and (b) of the definition of Second Installment Conditions.

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“Seco Administrative Expense Claim” means the administrative expense claim asserted against the Debtors by Seco Pipeline in an amount of not less than $1,944,800 for unpaid amounts allegedly due under that certain Firm Transportation Services Agreement, dated as of September 1, 2017, by and between Seco Pipeline and SN Catarina, which agreement was previously terminated by SN Catarina.

“Seco Pipeline” means Seco Pipeline, LLC, a wholly-owned direct subsidiary of SNMP.

“SN” means Sanchez Energy Corporation.

“SN Catarina” means SN Catarina, LLC.

“SN Maverick” means SN EF Maverick, LLC.

“SNMP” means Sanchez Midstream Partners, LP.

“Targa” means TPL SouthTex Processing Company LP.

“Targa Liquids” means Targa Liquids Marketing and Trade LLC, an affiliate of Targa.

“Term Sheet” means the Term Sheet attached hereto as Exhibit A.

“Underlying Agreements” means, collectively, the Brasada Processing Agreement, the ETC Processing Agreement, the Enterprise Transportation Agreement, the Enterprise Purchase Agreement, the BP Oil Purchase Agreement, and the Double Eagle Transportation Agreement.

1.2       Rules of Interpretation. All references in this Agreement to articles, sections, subsections, Exhibits (as defined below), and other subdivisions refer to corresponding articles, sections, subsections, Exhibits, and other subdivisions of this Agreement unless expressly provided otherwise.  Titles appearing at the beginning of any articles, sections, subsections, Exhibits, and subdivisions are for convenience only and will not constitute part of such articles, sections, subsections, Exhibits, and subdivisions and will be disregarded in construing the language contained in such articles, sections, subsections, Exhibits, and subdivisions. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.  Words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires.  References to a written agreement refer to such agreement as it may be amended, modified, or supplemented from time to time.  Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender.  This Agreement will inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.  Examples will not be construed to limit, expressly or by implication, the matter they illustrate.  The word “includes” and its derivatives means “includes, but is not limited to” and corresponding derivative expressions.  Where a date or time period is specified, it will be deemed inclusive of the last day in such period or the date specified, as the case may be.  No consideration will be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement.  The Recitals are incorporated into and form part of this Agreement and shall be deemed true and correct representations of the Parties’ respective positions with respect to the statements therein.

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1.3       Exhibits.  The following exhibits (collectively “Exhibits,” and each an “Exhibit”) are attached to, form part of, and are incorporated herein by reference as though contained in the body of this Agreement:

Exhibit A         Term Sheet

Exhibit B         Other Carnero G&P Rejection Agreements

Exhibit C         Carnero Agreement Amendment

Exhibit D         New Catarina-Seco Agreement

Exhibit E         New Comanche-Seco Agreement

Exhibit F         Catarina Gathering Amendment

Exhibit G         Closing Notice

Whenever any term or condition, whether express or implied, of any Exhibit conflicts with or is at variance with any term or condition of the body of this Agreement, the terms and conditions of the body of this Agreement will prevail to the extent of such conflict or variance.

ARTICLE 2

AGREEMENTS OF THE PARTIES

2.1       LC Deposit Funds.

2.1.1    Delivery of LC Deposit Funds to SN (up to $14 million).  Upon the occurrence of both the Approval Date and the execution of the Amendment Agreements and other agreements as required pursuant to section 2.5.1, Carnero G&P will return or otherwise cause to be delivered to SN from the LC Deposit Funds $8 million in cash, by wire transfer of immediately available funds to a bank account designated in writing by SN.  On the date that is the sixtieth (60th) day following the satisfaction of the Second Installment Conditions (or, if such date is not a business day, the next business day), Carnero G&P will return or otherwise cause to be delivered to SN from the LC Deposit Funds an additional $6 million in cash (the “Second Installment”), by wire transfer of immediately available funds to a bank account designated in writing by SN; provided, however, that, if, as of the date that the Second Installment is otherwise required to be returned or delivered to SN pursuant to this section 2.1.1, any of the Second Installment Orders has been stayed by an order of a court of competent jurisdiction, the Second Installment will instead be delivered to SN within three (3) days following the lifting or termination of such stay.  The date on which the Second Installment is delivered to SN in accordance with the prior sentence shall be referred to as the “Second Installment Date.”  Delivery of the LC Deposit Funds pursuant to this paragraph will be deemed consistent with the terms of the Carnero Agreements, and Carnero G&P agrees that, except as expressly permitted by the terms of the Carnero Agreement Amendment, it will not request the issuance of a new or replacement letter of credit or other form of credit assurance from the Debtors under the Carnero Agreements, unless this Agreement has been terminated, the Debtors are in material breach hereof, and/or the Carnero Agreement Amendment has not been executed and delivered as contemplated herein or, following the Closing Date, is no longer in full force and effect as against the Debtors.

2.1.2    Remaining LC Deposit Funds.  On the Second Installment Date, all remaining LC Deposit Funds not returned to SN in accordance with section 2.1.1 (the “Remaining LC Amounts”) shall be retained by and become the property of Carnero G&P; provided, however,

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if, after the Second Installment Date, any of the other LC Deposit Funds are returned to Carnero G&P pursuant to this Agreement, then the Remaining LC Amounts shall not be retained by and become the property of Carnero G&P and shall be held solely as credit support in accordance with the Carnero Agreements, whether before or after it is amended by the Carnero Agreement Amendment; provided further that if the same LC Deposit Funds that were returned to Carnero G&P are then subsequently returned by Carnero G&P to the Debtors under the terms of the Carnero Agreements or Carnero Agreement Amendment, the Remaining LC Amounts shall again be fully and finally retained by and become the property of Carnero G&P. Retention of the Remaining LC Amounts by Carnero G&P to the extent permitted by this section 2.1.2 is consideration for Carnero G&P entering into this Agreement and is not an offset, credit or reduction against the Debtors’ other obligations.

2.2       Post-Approval Date Agreements.

2.2.1    Affirmative Covenants.

(a)        The Debtors hereby covenant and agree:

(i)         To elect, and do hereby elect, to place on the Schedule of Rejected Executory Contracts and Unexpired Leases (as defined in the Plan) the Affirmative Covenant Agreements and agree that they will not change such election;

(ii)        Not to request any further extension of the Contract Objection Deadline (as defined in the Confirmation Order), solely with respect to any of the Affirmative Covenant Agreements; and

(iii)      To diligently (a) pursue rejection, to the extent permitted under 11 U.S.C. §365, of the Affirmative Covenant Agreements, including (x) fully prosecuting any appeals related to such rejection, (y) opposing any requested stays of the orders approving rejection of the Affirmative Covenant Agreements, and (z) taking appropriate legal actions related to the foregoing.

(b)        If the Debtors fail in any material respect to continue to diligently pursue rejection and related appeals in accordance with section 2.2.1(a) at any time prior to final resolution of all such matters, (i) SN shall, promptly upon demand by Carnero G&P, return to Carnero G&P all amounts of the LC Deposit Funds actually delivered to SN pursuant to this Agreement, which amounts shall thereafter be held in accordance with the existing Carnero Agreements, as applicable, and (ii) for purposes of clarification, if the Continuing Requirement has become effective in accordance with the terms of this Agreement and the Carnero Agreement Amendment, in addition to the remedies in the immediately preceding clause (i), the Continuing Requirement procedure shall continue to apply.  The remedies set forth in this section 2.2.1 shall be the sole remedies for the Debtors’ failure to continue to diligently pursue rejection and related appeals as set forth in section 2.2.1(a)(iii).  Upon the entry of one or more Final Orders approving the rejection of all of the Affirmative Covenant Agreements or otherwise finding that the Debtors do not remain bound by any material obligations set forth in the Affirmative Covenant Agreements, the Debtors shall be deemed to have complied with the covenants in this section 2.2.1.

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(c)        From and after the Approval Date, each of the other Parties agrees and covenants to: (i) cooperate with and undertake commercially reasonable efforts to assist and support the Debtors in their pursuit and prosecution of the rejection of the Rejection Agreements and resolution of any claims, objections, causes of action, and other litigation related thereto; (ii) cooperate with the Debtors and negotiate in good faith in connection with, and to exercise commercially reasonable efforts with respect to, the pursuit, approval of, and implementation of the Midstream Transaction and other covenants and agreements set forth herein; and (iii) take such action as may be reasonably necessary or reasonably requested by the Debtors to carry out the purposes and intent of this Agreement, and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement.

(d)        Further, from and after the Approval Date, the Debtors will not remove any executory contracts or unexpired leases from the Schedule of Assumed Executory Contracts and Unexpired Leases (as defined in the Plan), the removal of which would reasonably be expected to adversely affect the Debtors’ ability to perform any material obligation under either this Agreement or the agreements to be executed by the Parties pursuant to section 2.5.

2.3       Delivery of Gas at Raptor Tailgate.  From and after the Approval Date and through the Closing, the Debtors will use commercially reasonable efforts to obtain any and all consents and agreements necessary to permit the Debtors to deliver their owned and controlled gas and all Other Comanche Working Interest Holders’ gas, in each case, flowing through the tailgate of the Raptor Plant, for transportation and redelivery on a month-to-month basis by Seco Pipeline, and the Debtors shall deliver all such gas that is processed at the Brasada natural gas processing plant in La Salle County, Texas or to be processed at the Raptor Plant at the tailgate of the Raptor Plant (or by way of the Raptor Plant), but specifically excluding gas that is processed at any of the Carnero G&P processing plants in Bee County, Texas, subject only to the satisfaction of the applicable current monthly minimum volume commitment obligation under the current sole existing minimum volume commitment contract for residue gas should it continue to be in effect; provided that any volumes delivered by or on behalf of the Debtors or the Other Comanche Working Interest Holders pursuant to this Section 2.3 prior to the Closing will be transported and redelivered by Seco Pipeline on economic and other terms no less favorable to the Debtors and the Other Comanche Working Interest Holders than the terms contained in the New Seco Pipeline Agreements.  Any volumes in excess of the current minimum volume commitment contract, should it continue to be in effect, would be subject to Debtors’ obligations under this Section 2.3.  The Debtors shall not enter into any new minimum volume commitments, dedications, or other contracts that would hinder its ability to fulfill Debtors’ obligations under this Section 2.3.

2.4       Contribution of Administrative Expense Claim.  Seco Pipeline agrees that, as of the Approval Date, any and all recoveries to which it would otherwise be entitled on account of the Seco Administrative Expense Claim will be contributed to the Debtors and used to pay, on the Effective Date, other administrative expense claims of the Debtors’ estates.  For purposes of clarification, no distribution will be made under the Plan to any holder of the Seco Administrative Expense Claim.

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2.5       Approval Date and Closing Date Agreements.

2.5.1    Execution of Amendments and Other Agreements.  On the Approval Date, each of the Parties agrees to take the following actions, as applicable:

(a)        the Debtors will execute and deliver (i) the Carnero Agreement Amendment, (ii) the Catarina Gathering Amendment, and (iii) the New Seco Pipeline Agreements;

(b)        Catarina Midstream will execute and deliver the Catarina Gathering Amendment;

(c)        Carnero G&P will execute and deliver the Carnero Agreement Amendment and the NGL Sales Agreement Amendment;

(d)        Seco Pipeline will execute and deliver the New Seco Pipeline Agreements;

(e)        SNMP will (i) execute and deliver the LLC Agreement Amendment and (ii) take any and all actions necessary to cause (A) Catarina Midstream to execute and deliver the Catarina Gathering Amendment, (B) Seco Pipeline to execute and deliver the New Seco Pipeline Agreements, and (C) Carnero G&P to execute and deliver the Carnero Agreement Amendment and the NGL Sales Agreement Amendment;

(f)        Targa will (i) execute and deliver the LLC Agreement Amendment and (ii) take any and all actions necessary to cause (A) Carnero G&P to execute and deliver the Carnero Agreement Amendment and the NGL Sales Agreement Amendment, and (B) Targa Liquids to execute and deliver the NGL Sales Agreement Amendment; and

(g)        Each Party will execute and deliver a customary release to each other Party of all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, contracts, damages, judgments, claims, and demands whatsoever, in law or equity, known or unknown, asserted or unasserted, which each Party ever had, now has or hereafter can, shall or may have, against any such other Party for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world through the Closing Date, subject only to customary carve outs for obligations under this Agreement, the Assumption Agreements and any other agreements between or among the Parties or any affiliates of the Parties that have been or will be assumed, pursuant to 11 U.S.C. § 365, under the Plan.  The releases will extend to each Party’s respective current and former officers, directors, managers, principals, members, partners, employees, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, in each case, solely in their capacity as such.

(h)        Notwithstanding anything in this Agreement to the contrary, the execution and delivery prior to the Closing Date of any of the agreements, amendments, instruments, releases, or other documents required to be executed pursuant to this section 2.5.1 shall be for convenience only and shall have no legal force or effect in any respect prior to the Closing, and, if the Closing does not occur, all such agreements, amendments, instruments,

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releases, or other documents required to be executed pursuant to this section 2.5.1 shall be deemed void ab initio and of no legal force or effect.

2.5.2    Assumption of Agreements.  The Parties agree that, effective as of the Approval Date, each of the Assumption Agreements will be deemed assumed or otherwise ratified for all purposes under the Plan (but not amended by the applicable Amendment Agreements) and that, effective as of the Closing Date, each of the Assumption Agreements will be deemed assumed or otherwise ratified for all purposes under the Plan, in each case as amended by the applicable Amendment Agreements; provided,  however, the terms of the Assumption Agreements, as amended by the applicable Amendment Agreements, will automatically be effective as of the Closing without regard for the timing of compliance with section 2.5.1.  For the avoidance of doubt, the Parties agree that no payments will be due from any of the Debtors, including in respect of any Cure Claims (as defined in the Plan) that may be asserted by any Party, in connection with assumption or ratification of any of the Assumption Agreements pursuant to this section 2.5.2 or otherwise; provided,  however, that the Parties agree that all performance and payment obligations, including with respect to minimum volume commitments, that exist under the Carnero Agreements and other agreements being assumed by the Debtors in accordance with this Agreement shall continue in full force and effect subject only to the specific modifications under this Agreement and the Amendment Agreements.  For the avoidance of doubt, the Mitsui Letter Agreement will be one of the Assumption Agreements assumed by the Debtors.

2.6       Other Agreements of All Parties.  Each of the Parties agrees to cooperate with each other Party and negotiate in good faith in connection with, and to exercise commercially reasonable efforts with respect to, the pursuit, approval of, and implementation of the Midstream Transaction and other covenants and agreements set forth herein, including the negotiation, drafting, execution, and delivery of the Amendment Agreements.  Furthermore, subject to the terms hereof, each of the Parties agrees to take such action as may be reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement, and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of the Debtors.

3.1.1    Each of the Debtors, severally (and not jointly and severally), represents and warrants to each of the other Parties hereto that the following statements are true, correct, and complete as of the Execution Date and as of the Closing:

(a)        Each of the Debtors is validly existing and in good standing under the laws of the state of its incorporation or organization, and, subject to entry of the Approval Order, has all requisite corporate, partnership, limited liability company, or similar authority to enter into this Agreement and carry out the Midstream Transaction and other agreements contemplated hereby and to perform its obligations contemplated hereunder.  Subject to entry of the Approval Order, the execution and delivery of this Agreement and the performance of such Debtor’s obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership, or other similar action on its part.

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(b)        Subject to approval of the Bankruptcy Court, the execution, delivery and performance by such Debtor of this Agreement does not and will not (i) violate any material provision of law, rule, or regulation applicable to it or its charter or bylaws (or other similar governing documents) or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party, except any breach that may result from the rejection of the Rejection Agreements.

(c)        The execution, delivery, and performance by such Debtor of this Agreement does not and will not require any material registration or filing with, consent or approval of, or notice to, or other action, with or by, any federal, state, or governmental authority or regulatory body, except the Bankruptcy Court.

(d)        This Agreement is the legally valid and binding obligation of such Debtor, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(e)        Other than the Howard Gathering Agreement and the Mitsui Letter Agreement, there are no other agreements to which any of the Debtors is a party or by which any of the Debtors is bound that would reasonably be expected, following the Closing Date, to prevent or materially restrict the Debtors from delivering gas produced from the Comanche Acreage  to Carnero G&P under the Comanche FGGPA (and the various Ratification Agreements by and among Carnero G&P, SN Maverick, and each of the Other Comanche Working Interest Holders pursuant to which the Other Comanche Working Interest Holders ratified the Comanche FGGPA).

3.1.2    Each of the Debtors, severally (and not jointly and severally), represents and warrants to each of the other Parties hereto that, as of the Approval Date, the Debtors have not taken or failed to take any actions during the period from the execution of this Agreement through the Approval Date that would have been violations of section 2.5.2 if the same had been taken (or failed to be taken) after the Approval Date.

3.2       Representations and Warranties of all Other Parties.

3.2.1    Each of the Parties other than the Debtors, solely with respect to itself, represents and warrants to each of the other Parties hereto (including each of the Debtors) that unless otherwise stated below, the following statements are true, correct, and complete as of the Execution Date and as of the Closing Date:

(a)        Such Party is validly existing and in good standing under the laws of the state of its incorporation or organization, and has all requisite corporate, partnership, limited liability company, or similar authority to enter into this Agreement and carry out the Midstream Transaction and other agreements contemplated hereby and to perform its obligations contemplated hereunder.  The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership, or other similar action on its part.

(b)        The execution, delivery and performance by such Party of this Agreement will not, as of the Closing Date (i) violate any material provision of law, rule, or

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regulation applicable to it or its charter or bylaws (or other similar governing documents), or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it is a party.

(c)        The execution, delivery, and performance by such Party of this Agreement does not and will not require any material registration or filing with, consent or approval of, or notice to, or other action, with or by, any federal, state, or governmental authority or regulatory body.

(d)        This Agreement is the legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

3.2.2    Each of SNMP, Targa, and Carnero G&P, severally (and not jointly and severally), represents and warrants to each of the other Parties hereto that, as of the Execution Date, the form and substance of each of the LLC Agreement Amendment and the NGL Sales Agreement Amendment have been agreed upon in all respects by and among SNMP, Targa, Targa Liquids, and Carnero G&P.

ARTICLE 4

CONDITIONS PRECEDENT

4.1       Condition Precedent to all of the Parties’ Obligations.  The Parties’ performance of their obligations set forth in this Agreement shall be subject to entry of the Approval Order.

4.2       Conditions Precedent to Midstream Transaction Closing.  The respective obligations of each of the Parties to effect the Closing are subject to satisfaction of each of the following conditions precedent:

4.2.1    Each of the representations and warranties of the Parties contained in Article 3 that are made as of the Closing shall be true, correct, and complete as of the Closing.

4.2.2    The Bankruptcy Court shall have entered one or more orders approving the Debtors’ rejection of the following agreements in accordance with the Plan:

(a)        the Marketing Agency Agreement; and

(b)        the Midstream Agency Agreement.

4.2.3    With respect to each of the Brasada Processing Agreement, the ETC Processing Agreement, the Enterprise Purchase Agreement, or the Enterprise Transportation Agreement, the Bankruptcy Court shall have entered one or more orders (none of which shall be subject to a stay imposed by a court of competent jurisdiction) rejecting the Underlying Agreements or finding that the Underlying Agreement or Underlying Agreements do not continue to bind any of the Debtors in any material respect.

4.2.4    The Effective Date shall have occurred.

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4.2.5    The Bankruptcy Court shall have entered the Approval Order.

4.2.6    On the Approval Date, the Parties shall have executed the Amendment Agreements pursuant to section 2.5.1.

4.3       Conditions Precedent to Debtors’ Obligations to Effect the Closing.  The Debtors’ obligations to effect the Closing are subject to satisfaction of each of the following additional conditions precedent:

4.3.1    The Bankruptcy Court shall have entered one or more orders (none of which shall be subject to a stay imposed by a court of competent jurisdiction) approving the Debtors’ rejection of the following agreements in accordance with the Plan:

(a)        the EFG Processing Agreement;

(b)        the Interstate EFM Agreement; and

(c)        the Intrastate EFM Agreement.

4.3.2    If any Rejection Litigation is commenced with respect to either the BP Oil Purchase Agreement or the Double Eagle Transportation Agreement, the Bankruptcy Court shall have entered one or more orders (none of which shall be subject to a stay imposed by a court of competent jurisdiction) finding that the Underlying Agreement or Underlying Agreements subject to any such claims, objections, causes of action, or other litigation do not continue to bind any of the Debtors in any material respect.

4.3.3    Each of the conditions precedent in sections 4.4 and 4.5 shall have been satisfied or waived pursuant to section 4.6.

4.3.4    The Debtors’ entry into an agreement on terms acceptable to the Debtors, to accept volumes of gas upon redelivery from Seco Pipeline in accordance with the New Seco Transportation Agreements.

4.4       Conditions Precedent to Targa’s and Carnero G&P’s Obligations to Effect the Closing.  The obligations of Targa and Carnero G&P to effect the Closing are subject to satisfaction of each of the following additional conditions precedent:

4.4.1    None of the Bankruptcy Court’s orders described in sections 4.2.2 and 4.2.3 shall be subject to a stay imposed by a court of competent jurisdiction.

4.4.2    The Bankruptcy Court shall have entered one or more orders (none of which shall be subject to a stay imposed by a court of competent jurisdiction) approving the Debtors’ rejection of the following agreements (or otherwise finding that the Debtors are bound by any material obligations of), in each case, in accordance with the Plan:

(a)        the EFG Processing Agreement; and

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(b)        to the extent applicable, any Other Carnero G&P Rejection Agreements.  For the avoidance of doubt, SN Maverick shall not be required to reject the Mitsui Letter Agreement, and rejection of the Mitsui Letter Agreement is not required for the satisfaction of the condition precedent set forth in this section 4.4.2.

4.5       Conditions Precedent to SNMP’s, Catarina Midstream’s, and Seco Pipeline’s Obligations to Effect the Closing.  The obligations of SNMP, Catarina Midstream, and Seco Pipeline to effect the Closing is subject to satisfaction of each of the following additional conditions precedent:

4.5.1    The Bankruptcy Court shall have entered one or more orders (none of which shall be subject to a stay imposed by a court of competent jurisdiction) approving the Debtors’ rejection of (or otherwise finding that the Debtors are not bound by any material obligations of) the following agreements in accordance with the Plan:

(a)        the Interstate EFM Agreement; and

(b)        the Intrastate EFM Agreement.

4.5.2    SN shall have confirmed that it has obtained all necessary consents under existing contractual arrangements and/or has otherwise secured all necessary contractual agreements from all Other Comanche Working Interest Holders in order to ensure the delivery for transportation and redelivery by Seco Pipeline in accordance with the terms of the New Comanche-Seco Agreement.

4.6       Waiver of Conditions Precedent.  A condition precedent in this article 4 may be waived only by a written instrument executed by or on behalf of each of the Parties.

4.7       Closing Notice.  Promptly following the satisfaction of all Closing Conditions Precedent and the Closing, the Parties shall execute and file the Closing Notice with the Bankruptcy Court.

ARTICLE 5

TERMINATION

5.1       Termination by Mutual Consent.  This Agreement may be terminated and the Closing may be abandoned at any time prior to such Closing:

5.1.1    By mutual written consent of the Parties; or

5.1.2    At any time after the Closing Outside Date, by any Party by written notice to the other Parties, if (a) an order has not been entered rejecting the Marketing Agency Agreement and the Midstream Agency Agreement and directly or indirectly rejecting the Underlying Agreements (or finding that the Debtors are not bound by the Underlying Agreements) and (b) if the Closing has failed to occur on or before the Closing Outside Date; in each case, provided that no Party shall be entitled to terminate pursuant to this section 5.1.2 if such failure of the Closing to occur by the Closing Outside Date results primarily from (i) such Party’s breach of or failure to perform any material obligation under this Agreement, (ii) the failure of a material representation

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or warranty of such Party in this Agreement, or (iii) the failure of a closing condition to be satisfied by the Closing Outside Date resulting primarily from actions taken or failed to be taken by such Party; for all purposes of this section 5.1.2 and section 5.1.3 (and only for purposes of this section 5.1.2 and section 5.1.3) (a) the Debtors will be considered a single Party, (b) Catarina Midstream, Seco Pipeline and SNMP will be considered a single Party, and (c) Targa and Carnero G&P will be considered a single Party; or

5.1.3    At any time after October 15, 2020, by any Party by written notice to the other Parties, if the Closing has failed to occur on or before such date; in each case, provided that no Party shall be entitled to terminate pursuant to this section 5.1.3 if such failure of the Closing to occur by the Closing Outside Date results primarily from (i) such Party’s breach of or failure to perform any material obligation under this Agreement, (ii) the failure of a material representation or warranty of such Party in this Agreement, or (iii) the failure of a closing condition to be satisfied by the Closing Outside Date resulting primarily from actions taken or failed to be taken by such Party.

ARTICLE 6

MISCELLANEOUS

6.1       Amendments and Waivers.  This Agreement may be amended only upon written consent of each Party.  Neither this Agreement nor any provisions hereof may be changed, waived, discharged, or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), but only by an instrument in writing signed by each of the Parties to this Agreement.  Any waiver or consent so given shall be effective only in the specified instance and for the specific purpose for which given.

6.2       Governing Law; Jurisdiction; Waiver of Jury Trial.

6.2.1    This Agreement shall be construed and enforced in accordance with, and the rights of the Parties shall be governed by, the laws of the State of Texas, without giving effect to the conflict of laws principles thereof.  Each of the Parties irrevocably agrees that any legal action, suit, or proceeding arising out of or relating to this Agreement brought by any Party or its successors or assigns shall be brought and determined in the Bankruptcy Court, and each of the Parties hereby irrevocably submits to the jurisdiction of the Bankruptcy Court for itself and with respect to its property, generally and unconditionally, with regard to any such proceeding arising out of or relating to this Agreement or the Midstream Transaction.  Each of the Parties agrees not to commence any proceeding relating hereto or to the Midstream Transaction or any of the other covenants or agreements set forth herein except in the Bankruptcy Court, other than proceedings in any court of competent jurisdiction to enforce any judgment, decree, or award rendered by the Bankruptcy Court.  Each of the Parties further agrees that notice as provided in section 6.10 shall constitute sufficient service of process, and the Parties further waive any argument that such service is insufficient.  Each of the Parties hereby irrevocably and unconditionally waives and agrees not to assert by way of motion or as a defense, counterclaim, or otherwise, in any legal action, suit, or proceeding arising out of or relating to this Agreement or the Midstream Transaction, (a) any claim that it is not personally subject to the jurisdiction of the Bankruptcy Court as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of the Bankruptcy Court, or from any legal process commenced in the Bankruptcy

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Court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) that (i) a proceeding in the Bankruptcy Court is brought in an inconvenient forum, (ii) the venue of such proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by the Bankruptcy Court, and each Party further consents to the entry of a Final Order by the Bankruptcy Court in the event that the Bankruptcy Court or another court of competent jurisdiction concludes that the Bankruptcy Court cannot or could not enter a final order or judgment consistent with Article III of the United States Constitution absent the consent of some or all of the Parties.

6.2.2    Each Party hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort or any other theory).

6.3       Specific Performance/Remedies.  Except as otherwise provided in section 2.2.1 with respect to the affirmative covenants (which section contains the exclusive remedy for breaches of section 2.2.1(a)(iii)), it is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (including attorneys’ fees and costs) as a remedy for any such breach, without the necessity of proving the inadequacy of money damages as a remedy.  Each Party hereby waives any requirement for the security or posting of any bond in connection with such remedies.

6.4       Survival.  Notwithstanding the termination of this Agreement pursuant to Article 5, (a) sections 2.1, 2.4, 6.2, 6.3, 6.4, 6.6, 6.7, 6.8, 6.10, 6.11, 6.12, and 6.13 and, in the event of a termination in accordance with section 5.1, the remedy described in section 2.2.1(b)(i), shall survive such termination and shall continue in full force and effect in accordance with the terms hereof and (b) any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination.

6.5       Successors and Assigns; Severability. Neither this Agreement nor any of the rights and obligations hereunder may be assigned or transferred by any Party (whether by operation of law or otherwise) without the prior written consent of each other Party.  Any attempted assignment in violation of this section shall be void.  This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators, and representatives.  If any provision of this Agreement, or the application of any such provision to any person or entity or circumstance, shall be held invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof and this Agreement shall continue in full force and effect.  Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effectuate the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

6.6       Several, Not Joint, Obligations.  Except as otherwise expressly stated in this Agreement, the agreements, representations, and obligations of the Parties pursuant to this Agreement are, in all respects, several and not joint or joint and several.

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6.7       Relationship Among Parties.  This Agreement shall be solely for the benefit of the Parties, and no other person or entity shall be a third-party beneficiary hereof.

6.8       Prior Negotiations; Entire Agreement.  This Agreement, including all Exhibits, constitutes the entire agreement and understanding of the Parties and supersedes all other prior negotiations, agreements, or understandings, in each case with respect to the subject matter hereof.

6.9       Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same agreement.  Execution copies of this Agreement delivered by facsimile or PDF shall be deemed originals for the purposes of this paragraph.

6.10     Notices.  All notices hereunder shall be deemed given if in writing and delivered if sent by electronic mail, facsimile, courier, or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

6.10.1  If to the Debtors, to:

Sanchez Energy Corporation

1000 Main Street

Suite 2800

Houston, Texas 77002

Attention: Gregory Kopel

Email: gkopel@sanchezog.com

With a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

250 West 55th Street

New York, New York 10019

Facsimile: (212) 468-7900

Attention: Dennis L. Jenkins and James A. Newton

Email: djenkins@mofo.com and jnewton@mofo.com

6.10.2  If to Catarina Midstream, to:

Catarina Midstream LLC

c/o/ Sanchez Midstream Partners LP

1360 Post Oak Blvd, Suite 2400

Houston, TX 77056

Attn: Chief Financial Officer

Email: cward@sanchezmidstream.com

With a copy (which shall not constitute notice) to:

Hunton Andrews Kurth LLP

600 Travis Street, Suite 4200

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Houston, Texas 77002

Attention: Tad Davidson and Phil Haines

Email: taddavidson@huntonak.com and phaines@huntonak.com

6.10.3  If to Carnero G&P, to:

TPL SouthTex Pipeline Company LP

110 W. 7th Street

Suite 2300

Tulsa, OK  74119

Attention: Pat McDonie

Email: pmcdonie@targaresources.com

With a copy (which shall not constitute notice) to:

TPL SouthTex Pipeline Company LP

110 W. 7th Street

Suite 2300

Tulsa, OK  74119

Attention: Jerry Shrader

Email: jshrader@targaresources.com

6.10.4  If to Seco Pipeline, to:

Seco Pipeline, LLC

c/o Sanchez Midstream Partners LP

1360 Post Oak Blvd, Suite 2400

Houston, TX 77056

Attn: Chief Financial Officer

Email: cward@sanchezmidstream.com

With a copy (which shall not constitute notice) to:

Hunton Andrews Kurth LLP

600 Travis Street, Suite 4200

Houston, Texas 77002

Attention: Tad Davidson and Phil Haines

Email: taddavidson@huntonak.com and phaines@huntonak.com

6.10.5  If to SNMP, to:

Sanchez Midstream Partners LP

1360 Post Oak Blvd, Suite 2400

Houston, TX 77056

Attn: Chief Financial Officer

Email: cward@sanchezmidstream.com

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With a copy (which shall not constitute notice) to:

Hunton Andrews Kurth LLP

600 Travis Street, Suite 4200

Houston, Texas 77002

Attention: Tad Davidson and Phil Haines

Email: taddavidson@huntonak.com and phaines@huntonak.com

6.10.6  If to Targa, to:

TPL SouthTex Pipeline Company LP

110 W. 7th Street

Suite 2300

Tulsa, OK  74119

Attention: Pat McDonie

Email: pmcdonie@targaresources.com

With a copy (which shall not constitute notice) to:

TPL SouthTex Pipeline Company LP

110 W. 7th Street

Suite 2300

Tulsa, OK  74119

Attention: Jerry Shrader

Email: jshrader@targaresources.com

6.11     Settlement Discussions.  This Agreement is part of a proposed settlement of matters that could otherwise be the subject of litigation among the Parties.  Pursuant to Rule 408 of the Federal Rules of Evidence, any applicable state rules of evidence, and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding among the Parties other than a proceeding to enforce its terms.  Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall be deemed an admission that any agreement, document, contract, instrument, or unexpired lease is or is not an executory contract or unexpired lease within the meaning of 11 U.S.C. § 365 or otherwise, nor shall anything in this Agreement be deemed a waiver of any rights, claims, defenses, or objections with respect to the proper characterization of any agreement, document, contract, instrument, or unexpired lease under applicable law or under the Plan.

6.12     Limitation on Liability.  Notwithstanding anything to the contrary contained in this Agreement, no Party shall be liable to any other Party or its affiliates, whether in contract, tort (including negligence and strict liability), or otherwise at law or in equity for any consequential, special, or punitive damages for any act or failure to act under any provision of this Agreement, even if advised of the possibility thereof.

6.13     Expenses.  Except as expressly otherwise provided in this Agreement, whether or not the Closing takes place, all costs and expenses incurred in connection with this Agreement, the

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Midstream Transaction, and the other transactions contemplated hereby shall be paid by the Party incurring such expense.

[Signature pages follow]

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SANCHEZ ENERGY CORPORATION

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN PALMETTO, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SM MARQUIS, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN COTULLA ASSETS, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN OPERATING, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN TMS, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN CATARINA, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

ROCKIN L RANCH COMPANY, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN PAYABLES, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN EF MAVERICK, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SN UR HOLDINGS, LLC

By:	SANCHEZ ENERGY CORPORATION,
its sole member

By:	/s/ Mohsin Meghji
Name:	Mohsin Meghji
Title:	Chief Restructuring Officer

SANCHEZ MIDSTREAM PARTNERS GP LLC

By:	/s/ Gerald F. Willinger
Name:	Gerald F. Willinger
Title:	Chief Executive Officer

SANCHEZ MIDSTREAM PARTNERS LP

By:	Sanchez Midstream Partners GP LLC,
its general partner

By:	/s/ Gerald F. Willinger
Name:	Gerald F. Willinger
Title:	Chief Executive Officer

CATARINA MIDSTREAM, LLC

By:	Sanchez Midstream Partners LP,
its sole member

By:	Sanchez Midstream Partners GP LLC,
its general partner

By:	/s/ Gerald F. Willinger
Name:	Gerald F. Willinger
Title:	Chief Executive Officer

SECO PIPELINE, LLC

By:	Sanchez Midstream Partners LP,
its sole member

By:	Sanchez Midstream Partners GP LLC,
its general partner

By:	/s/ Gerald F. Willinger
Name:	Gerald F. Willinger
Title:	Chief Executive Officer

SP HOLDINGS, LLC

By:	SP Capital Holdings, LLC,
its manager

By:	/s/ Antonio R. Sanchez, III
Name:	Antonio R. Sanchez, III
Title:	Manager

CARNERO G&P LLC

By:	/s/ Patrick J. McDonie
Name:	Patrick J. McDonie
Title:	President

TPL SOUTHTEX PROCESSING COMPANY LP

By:	TPL SouthTex Pipeline Company LLC,
its general partner

By:	/s/ Patrick J. McDonie
Name:	Patrick J. McDonie
Title:	President – Gathering and Processing

Exhibit A

Term Sheet

Midstream Agreement Summary1

Term Sheet

Carnero Agreement Amendment
Carnero G&P Carnero Agreements G&P Rate

•      Upon satisfaction or waiver of all Closing Conditions Precedent, $[***] / Mcf escalated on June 1, 2021 and each year thereafter per existing contract,[2] subject to the Continuing Requirement

o      Gathering Fee = $[***] / Mcf

o      Processing Fee = $[***] / Mcf

Note:  The fees in the agreements are on an MMBtu basis.  The MMBtu to Mcf conversion factor of [***] MMBtu / Mcf is consistent with the current documents and current gross heating value of Catarina gas

•      All minimum volume commitments (“MVCs”) removed after May 2021

•      Consistent with existing agreement mechanisms, volumes are firm at the Silver Oak II Plant through remaining term of MVC, then are priority interruptible, with Raptor Plant volumes remaining priority interruptible

•      Retention and clarification of existing netting mechanism across all Carnero Agreement fees and payments, per current practice

Carnero G&P Carnero Agreements T&F Rate	• Upon satisfaction or waiver of all Closing Conditions Precedent, $[***] / Gal, escalated on June 1, 2020 and thereafter per existing contract, subject to the Continuing Requirement
Carnero G&P Carnero Agreements Adequate Assurance

•      Credit Assurance

o      The amount of Credit Assurance (as described in the Carnero Agreements) will be SN Catarina’s anticipated obligations for the next 60 days

o      Carnero G&P will not be entitled to demand Credit Assurance until 180 days after the Second Installment Date.  Following such time, Carnero G&P may demand Credit Assurance only if a Trigger has occurred

o      Triggers: (i) reasonable grounds for insecurity, (ii) SN Catarina is in a net payable position to Carnero G&P under the Carnero Agreements, as amended, in an amount greater than $1.0 Million, or (iii) SN Catarina is in Default

o      Credit Assurance, at SN Catarina’s election, can be in the form of a letter of credit, cash collateral, or prepayments

o      Credit Assurance posting will be within three business days (current agreement is just regular days) of written notice

Carnero G&P Carnero Agreements Extension Option

•      At expiration, SN Catarina may extend Carnero Agreements, as amended, every 12 months (by giving at least 180 days’ notice) for up to four additional 12-month terms at the then-current rates (escalated as described above in rows 1 and 2 of this Term Sheet)

•      Carnero Agreements, as amended, terminate if not extended at SN Catarina’s option

1         Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Settlement Agreement to which this Term Sheet is annexed.

2         All references to existing contracts, agreements, terms, and practices refer to such contracts, agreements, terms, or practices existing as of May 22, 2020.

Catarina Gathering Amendment
Catarina Midstream Catarina Natural Gas Gathering Rate	• Upon satisfaction or waiver of all Closing Conditions Precedent, $[***] / Mcf for all natural gas gathering, escalated at CPI only, per existing contract • No MVCs
Catarina Midstream Catarina Crude Oil Gathering Rate	• Upon satisfaction or waiver of all Closing Conditions Precedent, $[***] / Bbl for all crude oil gathering, escalated at CPI only, per existing contract
Catarina Midstream Catarina Water Gathering Rate	• Upon satisfaction or waiver of all Closing Conditions Precedent, water rate of $[***] / Bbl
Catarina Midstream Extension Option

•      At expiration, SN Catarina may extend the Catarina Gathering Amendment, as amended, every 12 months (by giving at least 180 days’ notice) for up to four additional 12-month terms at the then-current rates (escalated at CPI only, per existing contract)

•      Catarina Gathering Agreement, as amended, terminates if not extended at SN Catarina’s option

Catarina Midstream Acreage Dedication	• Eastern Catarina Acreage dedicated through October 2030 • All existing dedications remain
Catarina Midstream Other

•      Catarina Midstream to provide SN Catarina a MFN on the Catarina Acreage for Natural Gas Gathering Rates, Oil Gathering Rates, and Water Gathering Rates on any new SN Catarina development after the Effective Date of the Plan

New Seco Pipeline Agreements
Seco Pipeline Residue Natural Gas Takeaway

•      $[***] / MMBtu via Seco Pipeline, escalated at CPI only

•      No MVC; firm capacity set at maximum of Raptor Plant residue natural gas capacity or 200 MMBtu/d; SN Maverick and SN Catarina to dedicate all owned residue gas and use commercially reasonable efforts to cause all Raptor Plant tailgate residue gas to flow through Seco Pipeline

2

Exhibit B

Other Carnero G&P Rejection Agreements

SN Catarina

None.

SN Maverick

None.

Exhibit C

Carnero Agreement Amendment

2

SECOND AMENDMENT AGREEMENT

This Second Amendment Agreement, (this “Agreement”), dated as of [________], 2020, but effective as of the Effective Time (as defined below) is by and among CARNERO G&P LLC (“Carnero”), a Delaware limited liability company, SANCHEZ ENERGY CORPORATION (“Sanchez”), a Delaware corporation, and SN CATARINA, LLC (“SN Catarina”), a Delaware limited liability company.  Carnero, Sanchez and SN Catarina are each referred to herein as a “Party” and collectively as the “Parties”.

Recitals

A.        The Parties are each party to the following agreements: (i) that certain Firm Gas Gathering Agreement dated as of October 2, 2015, which was amended effective June 23, 2016, May 1, 2017, and April 1, 2018 (as amended, the “Gathering Agreement”) and (ii) that certain Firm Gas Processing Agreement dated as of October 2, 2015, which was amended effective June 23, 2016, May 1, 2017, and April 1, 2018 (as amended, the “Processing Agreement”).

B.         On August 11, 2019, Sanchez, SN Catarina, and certain of their affiliates (collectively, the “Debtors”) filed for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).  The Debtors’ chapter 11 cases are styled In re Sanchez Energy Corporation, et al., Case No. 19-34508 (MI) (Bankr. S.D. Tex.) (Jointly Administered).

C.         On April 30, 2020, the Bankruptcy Court entered an Order Approving Disclosure Statement and Confirming Second Amended Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Affiliated Debtors [Dkt. No. 1212] (the “Confirmation Order”).

D.        On May 29, 2020, Carnero, on the one hand, and Sanchez and SN Catarina, as Debtors under the Chapter 11 Plan on the other hand (among other parties thereto), entered into that certain Settlement Agreement (the “Settlement Agreement”) in furtherance of the Chapter 11 Plan, with the Settlement Agreement being approved by the Bankruptcy Court on [________], 2020.

E.         The Parties desire to amend the Gathering Agreement and Processing Agreement as set forth in this Agreement.

Agreement

For and in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree as follows:.

1.         Amendment of Gathering Agreement.  The Gathering Agreement is hereby amended as follows:

(a)        The definition of “Insolvency Event” in Section 1.1 of the Gathering Agreement is amended to add the following sentence at the end thereof:

“For the avoidance of doubt, as used herein the term “Insolvency Event” shall not include those cases before the United States Bankruptcy Court for the Southern District of Texas styled In re Sanchez Energy Corporation, et al., Case No. 19-34508 (MI) (Bankr. S.D. Tex.) (Jointly Administered).”

(b)        The definition of “Minimum Annual Quantity” in Section 1.1 of the Gathering Agreement is deleted in its entirety and replaced with the following:

““Minimum Annual Quantity” and “MAQ” mean, for any Contract Year ending on or before May 31, 2021, a quantity of [***] MMcfd multiplied by the number of Days in that Contract Year, subject to adjustment in accordance with the terms of this Agreement.  For the avoidance of doubt, beginning with the Contract Year commencing on June 1, 2021 and for all subsequent Contract Years, there shall be no the Minimum Annual Quantity or MAQ.”

(c)        The definitions of “Assurance Formula,” “Issuing Bank,” “MAQ Election,” “Minimum Annual Quantity Credit,” “Sanchez Credit Agreement,” and “Third Party Agreements” in Section 1.1 of the Gathering Agreement and all references to the same in the Gathering Agreement are deleted.

(d)        The following definitions are inserted in Section 1.1 of the Gathering Agreement in appropriate alphabetic order:

““Renewal Term” has the meaning set forth in Section 9.1.”

““Second Amendment Agreement” means that certain Second Amendment Agreement, dated as of [________], by and among the Parties hereto.”

(e)        Section 3.1(c) of the Gathering Agreement is deleted in its entirety and replaced with the following:

“(c)      In accordance with the terms of Section 5.4, Producer will deliver to Gatherer at the Receipt Points a cumulative minimum volume of Producer’s Gas in each Contract Year ending on or before May 31, 2021, equal to no less than the Minimum Annual Quantity.”

(f)        Section 3.3 of the Gathering Agreement is deleted in its entirety and replaced with the following: “[Reserved].”

(g)        Section 5.4(a) of the Gathering Agreement is deleted and replaced with the following:

“(a)      During each Contract Year ending on or before May 31, 2021, Producer agrees to tender for delivery the Minimum Annual Quantity.”

(h)        Section 5.4(b) of the Gathering Agreement is deleted and replaced with the following:

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“(b)      Subject to Section 5.4(d), if, at the end of any Contract Year through and including the Contract Year ending May 31, 2021, the total quantity of Producer’s Gas delivered by Producer to the Receipt Points (excluding Comanche Gas as defined in Exhibit G) is less than the Minimum Annual Quantity (such difference, a “Shortfall”), then Producer shall pay a fee equal to the amount of the Shortfall, multiplied by the MMBtu Conversion Factor for such Contract Year, multiplied by the Gathering Fee per MMBtu (the “True-Up Fee”).  Any volumes delivered by any Person to whom Producer has partially assigned (i) this Agreement or (ii) any of its rights or obligations under this Agreement will be considered in determining the Shortfall to the extent (x) Gatherer does not expend capital to connect such volumes and (y) such volumes are gathered pursuant to the terms of this Agreement and processed pursuant to the terms of the applicable Processing Agreement, regardless of whether such Gas is transported on the Gathering System or processed at the Raptor Plant.”

(i)         Section 5.4(d) of the Gathering Agreement is deleted in its entirety and replaced with the following:

“(d) All rights and obligations with respect to the Minimum Annual Quantity (including Producer’s obligation to pay any True-Up Fee in respect of any period after May 31, 2021, but excluding Producer’s obligation to pay any True-Up Fee for the period ending May 31, 2021), shall terminate at 11:59 p.m. CST on May 31, 2021.”

(j)         Section 5.4(e) of the Gathering Agreement is deleted in its entirety and replaced with the following: “[Reserved].”

(k)        The Gathering Agreement is amended to add the following new Section 5.10:

“Section 5.10 Netting.  Gatherer is entitled to net amounts owed by it under the Processing Agreement or this Agreement against amounts due to it under the Processing Agreement or this Agreement.”

(l)         Section 9.1 of the Gathering Agreement is deleted in its entirety and replaced with the following:

“Section 9.1    Term.  The period of time that this Agreement remains in effect pursuant to this Section 9.1 is referred to as the “Term.” This Agreement will commence on the Effective Date and remain in full force and effect until the 15th anniversary of April 1, 2018 (the “Primary Term”).  Producer may extend the Term for up to four twelve-month periods (each, a “Renewal Term”) beyond the Primary Term by providing at least 180 Days’ prior written notice to Gatherer prior to the expiration of the Primary Term or the applicable Renewal Term.  If Producer does not extend the Agreement in accordance with the preceding sentence, the Agreement will

3

terminate at the end of the Primary Term or the applicable Renewal Term.  If Producer elects all four Renewal Terms, then after the expiration of the fourth Renewal Term, the Agreement will continue year-to-year thereafter, and either Party may terminate the Agreement at the end of the fourth Renewal Term or other then-current annual period by providing at least 180 Days’ prior written notice to the other Party.  Notwithstanding anything to the contrary herein, this Agreement will terminate automatically upon the termination of the Processing Agreement.”

(m)       Section 12.3 of the Gathering Agreement is deleted in its entirety and replaced with the following:

“Section 12.3  Credit Assurance.

(a) If, at any time at least one hundred eighty (180) days after the Second Installment Date, (i) Gatherer has reasonable grounds for insecurity regarding Producer’s performance or payment under this Agreement, (ii) Producer is in a net payable position to Gatherer (after netting and aggregation of amounts owed and due to each Party under both this Agreement and the Processing Agreement) in an amount in excess of $1 million ($1,000,000) dollars or (iii) Producer is in Default under this Agreement, then Gatherer may require Producer to post, within three Business Days following written notice from Gatherer, credit assurance in the form, selected by Producer, of an irrevocable letter of credit, cash collateral, prepayment, or a combination of the foregoing, in an amount equal to the Gathering Fees, Other Fuel Fees, and True-Up Fees (if any) that Gatherer estimates in good faith will be due under this Agreement for the next sixty (60) Days immediately following delivery of Gatherer’s notice.  Any letter of credit shall be from a U.S. bank that satisfies the Issuer Rating Requirement.

(b) If all, or any portion, of the Cash Collateral is required to be returned to Gatherer under the terms of the Settlement Agreement, then the terms of this Section 12.3, as in effect immediately prior to the Effective Time, shall be reinstated to the extent necessary to permit Gatherer to hold, retain and use such Cash Collateral as credit support and/or to offset obligations of Producer, all in accordance with the terms of this Agreement as they existed prior to the Effective Time, provided that upon the entry of one or more Final Orders (as defined in the Settlement Agreement) approving the rejection of all of the Affirmative Covenant Agreements (as defined in the Settlement Agreement) or otherwise finding that the Debtors do not remain bound by any material obligations set forth in the Affirmative Covenant Agreements: (x) Gatherer shall return to Producer any Cash Collateral previously returned to Gatherer under the terms of the Settlement Agreement (without duplication of any similar obligation under the Carnero Processing Agreement and to the extent the same was not already used to offset obligations of Producer under the terms of this Agreement or the

4

Carnero Processing Agreement) and (y) the terms of Section 12.3(a) above (and not the terms of Section 12.3, as in effect immediately prior to the Effective Time) shall once again apply for the remaining term of this Agreement.

(c) For purposes of this Agreement, the terms “Cash Collateral”, “Settlement Agreement” and “Effective Time” have the meanings set forth in the Second Amendment Agreement.”

(n)       The lead in to Section 17.3 of the Gathering Agreement is deleted in its entirety and replaced with the following:

“Section 17.3  Confidentiality.  Except as disclosed in connection with the filing and prosecution by Producer and its affiliates of a motion seeking approval of their entry into and performance under the Settlement Agreement, Gatherer and Producer, and their respective employees, agents, officers, directors, Affiliates and attorneys, will keep confidential the terms of this Agreement and all information provided hereunder (including any information provided by Gatherer or Producer in connection with negotiation of the Second Amendment Agreement).  It is understood and agreed upon that disclosure of the terms of this Agreement or any information provided hereunder to any Person who is not a Party to this Agreement could result in damage to non-disclosing Party for which the disclosing Party may be held liable. However, either Party may disclose the terms of this Agreement or information provided hereunder, without prior permission of the other Party, to the following Persons (“Representatives”) in the following circumstances:”

(o)       Section 14.1(e) of the Gathering Agreement is deleted in its entirety and replaced with the following:

“(e)      if Producer or any of its Affiliates is in Default under any Transaction Document.”

(p)        Section 16.1 of the Gathering Agreement is amended by deleting Producer’s notice information in its entirety and replacing it with the following:

Producer:                     Sanchez Energy Corporation

SN Catarina, LLC
1000 Main, Suite 2800
Houston, Texas 77002
Attn: Gregory Kopel
E-mail: gkopel@sanchezog.com

5

with a copy to

Morrison & Foerster, LLP

200 Clarendon Street, 20th Floor
Boston, MA 02116

Attn: Dennis Jenkins

Phone: (212) 468-8023

Facsimile: (212) 468-7900

Email: djenkins@mofo.com

(q)        Exhibit B of the Gathering Agreement is deleted in its entirety and replaced by Annex I attached hereto.

(r)         A new Exhibit G, Fee Adjustment is added to the Gathering Agreement in the form attached hereto as Annex IV.

(s)        On and after June 1, 2021, each reference in the Gathering Agreement (as amended by this Agreement) to “Firm” (other than such references in the Recitals, in Section 3.6, and in the definition of the terms “Carnero Processing Agreement,” “Comanche Agreement,” “Interruptible,” and “Firm”) when speaking to the priority or class of service, will be deemed to be replaced with the phrase “Priority Interruptible.”

2.         Amendment of Processing Agreement.  The Processing Agreement is hereby amended as follows:

(a)       The definition of “Fractionation Fee” in Section 1.1 of the Processing Agreement is deleted in its entirety and replaced with the following:

“Fractionation Fee” means a fee for the fractionation of Producer’s Products determined in accordance with Exhibit F, as in effect immediately prior to the Effective Time, plus any Taxes (excluding ad valorem taxes with respect to Processor’s plant and equipment and Taxes imposed on Processor with respect to its net income).

(b)       The definition of “Insolvency Event” in Section 1.1 of the Processing Agreement is amended to add the following sentence at the end thereof:

“For the avoidance of doubt, as used herein the term “Insolvency Event” shall not include those cases before the United States Bankruptcy Court for the Southern District of Texas styled In re Sanchez Energy Corporation, et al., Case No. 19-34508 (MI) (Bankr. S.D. Tex.) (Jointly Administered).”

(c)       The definition of “Minimum Annual Quantity” in Section 1.1 of the Processing Agreement is deleted in its entirety and replaced with the following:

““Minimum Annual Quantity” and “MAQ” mean, subject to adjustment in accordance with the terms of this Agreement, for any Contract Year ending on or before May 31, 2021, a quantity of [***] MMcfd multiplied

6

by the number of Days in that Contract Year.  For the avoidance of doubt, beginning with the Contract Year commencing on June 1, 2021 and for all subsequent Contract Years, there shall be no the Minimum Annual Quantity or MAQ.”

(d)      The definition of “Product Price” in Section 1.1 of the Processing Agreement is deleted in its entirety and replaced with the following:

““Product Price” for any Month, means the Mont Belvieu monthly average of the daily high and low prices (in cents per Gallon) for each Plant Product published by the Oil Price Information Service (or if such index ceases to be published, a successor index mutually agreed by the Parties) for such Month using: (i) the “Non-TET” average for the propane, normal butane, iso-butane, and natural gasoline products and (ii) the purity ethane price for the ethane component of Plant Products, less, in each case, T&F Fee.”

(e)       The definitions of “Additional Processing Fee,” Additional Processing True-Up Fee,” “Assurance Formula,” “Issuing Bank,” “Minimum Annual Quantity Credit,” “Sanchez Credit Agreement,” and “Third Party Agreements” in Section 1.1 of the Processing Agreement and all references to the same in the Processing Agreement are deleted.

(f)       The following definitions are inserted in Section 1.1 of the Processing Agreement in appropriate alphabetic order:

““Effective Time” has the meaning ascribed to such term in the Second Amendment Agreement.”

““Renewal Term” has the meaning set forth in Section 9.1.”

““Second Amendment Agreement” means that certain Second Amendment Agreement, dated as of [______], by and among the Parties hereto.”

““T&F Fee” means a fee for the transportation and fractionation of Producer’s Products determined in accordance with Exhibit F, plus Taxes (excluding ad valorem taxes with respect to Processor’s plant and equipment and Taxes imposed on Processor with respect to its net income).”

(g)       Section 3.1(b) of the Processing Agreement is deleted in its entirety and replaced with the following:

“(b)      in accordance with the terms of Section 5.6, deliver to Processor at the Receipt Point a cumulative minimum volume of Producer’s Gas in each Contract Year ending on or before May 31, 2021, not less than the Minimum Annual Quantity;”

(h)       Section 3.3 of the Processing Agreement is deleted in its entirety and replaced with the following: “[Reserved].”

7

(i)        Section 5.2 of the Processing Agreement is deleted in its entirety and replaced with the following: “[Reserved].”

(j)        Section 5.6(a) of the Processing Agreement is deleted in its entirety and replaced with the following:

“(a)      During each Contract Year through and including the Contract Year ending May 31, 2021, Producer agrees to tender for delivery at the Receipt Point the Minimum Annual Quantity.  For purposes of calculating the True-Up Fee, Producer will be deemed to have delivered to Processor the quantities of Producer’s Gas (excluding Comanche Gas as defined in Exhibit G) delivered by Producer to Gatherer at the Gathering Receipt Points or directly to the Receipt Point (in each case to the extent such Gas is processed at the Plant or another processing facility owned by Processor, any Affiliate of Processor, or Carnero Processing JV).”

(k)       Section 5.6(b) of the Processing Agreement is deleted in its entirety and replaced with the following:

“(b)      Subject to Section 5.6(d), if, at the end of any Contract Year through and including the Contract Year ending May 31, 2021, the total quantity of Producer’s Gas delivered by Producer to the Receipt Point (excluding Comanche Gas as defined in Exhibit G) in such Contract Year is less than the Minimum Annual Quantity (such difference, a “Shortfall”), then Producer shall pay a fee equal to the amount of the Shortfall, multiplied by the MMBtu Conversion Factor for such Contract Year, multiplied by the Processing Fee per MMBtu (such amount, the “MAQ True-Up Fee” or “True-Up Fee”).  Any volumes delivered by any Person to whom Producer has partially assigned (i) this Agreement or (ii) any of its rights or obligations under this Agreement will only be considered in determining the Shortfall if such volumes are processed pursuant to the terms of this Agreement and gathered pursuant to the terms of the Gathering Agreement.”

(l)        Section 5.6(d) is deleted in its entirety and is replaced with the following:

“(d)      All rights and obligations with respect to the Minimum Annual Quantity (including Producer’s obligation to pay any MAQ True-Up Fee or True-Up Fee in respect of any period after May 31, 2021, but excluding Producer’s obligation to pay any MAQ True-Up Fee or True-Up Fee for the period ending May 31, 2021), shall terminate at 11:59 p.m. CST on May 31, 2021.”

(m)      Section 5.6(e) of the Processing Agreement is deleted in its entirety and replaced with the following: “[Reserved].”

(n)       The Processing Agreement is amended to add the following new Section 5.12:

“Section 5.12  Netting.  Processor is entitled to net amounts owed by it under the Gathering Agreement or this Agreement against amounts due to it under the Gathering Agreement or this Agreement.”

8

(o)       Section 9.1 of the Processing Agreement is deleted in its entirety and replaced with the following:

“Section 9.1    Term.  The period of time that this Agreement remains in effect pursuant to this Section 9.1 is referred to as the “Term”. This Agreement will commence on the Effective Date and remain in full force and effect until the 15th anniversary of April 1, 2018 (the “Primary Term”).  Producer may extend the Term for up to four twelve-month periods (each, a “Renewal Term”) beyond the Primary Term by providing at least 180 Days’ prior written notice to Processor prior to the expiration of the Primary Term or the Applicable Renewal Term.  If Producer does not extend the Agreement in accordance with the preceding sentence, the Agreement will terminate at the end of the Primary Term or the applicable Renewal Term.  If Producer elects all four Renewal Terms, then after the expiration of the fourth Renewal Term, the Agreement will continue year-to-year thereafter, and either Party may terminate the Agreement at the end of the fourth Renewal Term or other then-current annual period by providing at least 180 Days’ prior written notice to the other Party.  Notwithstanding anything to the contrary herein, this Agreement will terminate automatically upon the termination of the Gathering Agreement.”

(p)       Section 12.3 of the Processing Agreement is deleted in its entirety and replaced with the following:

“Section 12.3  Credit Assurance.

(a) If, at any time at least one hundred eighty (180) days after the Second Installment Date: (i) Processor has reasonable grounds for insecurity regarding Producer’s performance or payment under this Agreement, (ii) Producer is in a net payable position to Processor (after netting and aggregation of amounts owed and due to each Party under both this Agreement and the Gathering Agreement) in an amount in excess of $1 million ($1,000,000) dollars or (iii) Producer is in Default under this Agreement, then Processor may require Producer to post, within three Business Days following written notice from Processor, credit assurance in the form, selected by Producer, of an irrevocable letter of credit, cash collateral, prepayment, or a combination of the foregoing, in an amount equal to the Processing Fees, Treating Fees, Other Fuel Fees, and True-Up Fees (if any) that Processor estimates in good faith will be due from Producer under this Agreement for the next sixty (60) Days immediately following delivery of Processor’s notice.  Any letter of credit shall be from a U.S. bank that satisfies the Issuer Rating Requirement.

(b) If all, or any portion, of the Cash Collateral is required to be returned to Processor under the terms of the Settlement Agreement, then the terms of this Section 12.3, as in effect immediately prior to the Effective Time, shall be reinstated to the extent necessary to permit Processor to hold, retain and use such Cash Collateral as credit support and/or to offset obligations of

9

Producer, all in accordance with the terms of this Agreement as they existed prior to the Effective Time, provided that upon the entry of one or more Final Orders (as defined in the Settlement Agreement) approving the rejection of all of the Affirmative Covenant Agreements (as defined in the Settlement Agreement) or otherwise finding that the Debtors do not remain bound by any material obligations set forth in the Affirmative Covenant Agreements: (x) Processor shall return to Producer any Cash Collateral previously returned to Processor under the terms of the Settlement Agreement (without duplication of any similar obligation under the Gathering Agreement and to the extent the same was not already used to offset obligations of Producer under the terms of this Agreement or the Gathering Agreement) and (y) the terms of Section 12.3(a) above (and not the terms of Section 12.3, as in effect immediately prior to the Effective Time) shall once again apply for the remaining term of this Agreement.

(c) For purposes of this Agreement, the terms “Cash Collateral”, “Settlement Agreement” and “Effective Time” have the meanings set forth in the Second Amendment Agreement.”

(q)       Section 14.1(e) of the Processing Agreement is deleted in its entirety and replaced with the following:

“(e)      if Producer or any of its Affiliates is in Default under any Transaction Document.”

(r)       Section 16.1 of the Processing Agreement is amended by deleting Producer’s notice information in its entirety and replacing it with the following:

Producer:                     Sanchez Energy Corporation

SN Catarina, LLC
1000 Main, Suite 2800
Houston, Texas 77002
Attn: Gregory Kopel
E-mail: gkopel@sanchezog.com

with a copy to

Morrison & Foerster, LLP

200 Clarendon Street, 20th Floor
Boston, MA 02116

Attn: Dennis Jenkins

Phone: (212) 468-8023

Facsimile: (212) 468-7900

Email: djenkins@mofo.com

10

(s)       Section 17.3 of the Processing Agreement is deleted in its entirety and replaced with the following:

“Section 17.3  Mutual Waiver of Certain Remedies.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY, ANY SUCCESSORS IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE OF THIS AGREEMENT FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES, OR FOR LOST OR DELAYED PRODUCTION OR LOST BUSINESS OPPORTUNITY, OR FOR BUSINESS LOSSES OR FOR LOST PROFITS OF THE OTHER PARTY ARISING OUT OF THIS AGREEMENT OR ANY BREACH HEREOF OTHER THAN SUCH DAMAGES OR LOSSES PAID OR OWED TO A PERSON NOT A PARTY TO THIS AGREEMENT (OTHER THAN AN AFFILIATE OF A PARTY). THIS SECTION 17.3 WILL APPLY NOTWITHSTANDING THE SOLE, JOINT OR CONCURRENT NEGLIGENCE, GROSS NEGLIGENCE OR OTHER FAULT OR RESPONSIBILITY OF THE PARTY WHOSE LIABILITY IS WAIVED BY THIS PROVISION, OR ANY OTHER EVENT OR CONDITION, WHETHER ANTICIPATED OR UNANTICIPATED, AND REGARDLESS OF WHETHER PRE-EXISTING PRIOR TO THE EFFECTIVE DATE.”

(t)       The lead in to Section 17.4 of the Processing Agreement is deleted in its entirety and replaced with the following:

“Section 17.4   Confidentiality.  Except as disclosed in connection with the filing and prosecution by Producer and its Affiliates of a motion seeking approval of their entry into and performance under the Settlement Agreement, Processor and Producer, and their respective employees, agents, officers, directors, Affiliates and attorneys, will keep confidential the terms of this Agreement and all information provided hereunder (including any information provided by Processor or Producer in connection with negotiation of the Second Amendment Agreement).  It is understood and agreed upon that disclosure of the terms of this Agreement or any information provided hereunder to any Person who is not a Party to this Agreement could result in damage to non-disclosing Party for which the disclosing Party may be held liable. However, either Party may disclose the terms of this Agreement or information provided hereunder, without prior permission of the other Party, to the following Persons (“Representatives”) in the following circumstances:”

(u)       Exhibit B of the Processing Agreement is deleted in its entirety and replaced by Annex II attached hereto.

(v)       Exhibit E of the Processing Agreement is deleted in its entirety and replaced with the following: “[Reserved].”

(w)      Exhibit F of the Processing Agreement is deleted in its entirety and replaced by Annex III attached hereto.

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(x)       A new Exhibit G, Fee Adjustment is added to the Processing Agreement in the form attached hereto as Annex IV.

(y)       On and after June 1, 2021, each reference in the Processing Agreement (as amended by this Agreement) to “Firm” (other than such references in the Recitals, Sections 3.5(a) & 3.6, and the definitions of the terms “Comanche Agreement,” “Firm,” “Interruptible,” and “Priority Interruptible”) when speaking to the priority or class of service, will be deemed to be replaced with the phrase “Priority Interruptible.”

3.         Effectiveness. All matters contemplated in this Agreement will become effective, for all purposes as of the “Effective Time”, which shall mean the filing of the Closing Notice on the Closing Date under the Settlement Agreement and, if the Settlement Agreement is terminated without Closing occurring, this Agreement shall automatically terminate at the same time and be of no further force or effect.  For purposes hereof the “Closing”, “Closing Date”, “Closing,”  “Closing Notice,” and “Second Installment Date” have the meanings set forth in the Settlement Agreement.

4.         Release of Cash Collateral.  At the time of execution of this Agreement, Carnero holds an aggregate amount of cash collateral totaling $17,078,144.00 (the “Cash Collateral”) in respect of drawing on letters of credit previously posted by Producer under the Gathering Agreement and Processing Agreement.  Carnero has agreed to release or retain the Cash Collateral at the times and on the terms set forth in the Settlement Agreement.

5.         Effect on Transaction Documents.  Except as amended herein, the Gathering Agreement and the Processing Agreement remain in full force and effect.  The Parties acknowledge and agree that this Agreement shall in no manner impair or affect the validity or enforceability of the Gathering Agreement or the Processing Agreement.

6.         Counterparts.  This Agreement may be executed in any number of counterparts (including by .pdf or other electronic means), each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the Parties.

[Signature Page Follows]

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The Parties have executed this Agreement as of the day and year first above written.

CARNERO G&P LLC

By:
Name:
Title:

SANCHEZ ENERGY CORPORATION

By:
Name:
Title:

SN CATARINA, LLC

By:
Name:
Title:

ANNEX I

EXHIBIT B

Attached to and made a part of the Firm Gas Gathering Agreement among Carnero G&P LLC, Sanchez Energy Corporation

and SN Catarina, LLC

dated October 2, 2015

Fees

Gathering Fee (based on the aggregate quantity of Producer's Gas, stated in MMBtu, received by Gatherer at the Receipt Points)

$[***] per MMBtu, escalated on June 1, 2021 and each June 1st thereafter in accordance with Section 5.6.

The Gathering Fee is also subject to adjustment as set forth on Exhibit G to this Agreement.

ANNEX II

EXHIBIT B

Attached to and made a part of the Firm Gas Processing Agreement among Carnero G&P LLC, Sanchez Energy Corporation and

SN Catarina, LLC

dated October 2, 2015

Fees

1.   Processing Fee (based, for any period, on (a) Gathering Receipt Point Quantity multiplied by (b) a fraction, the numerator of which is Producer’s aggregate nominations (as adjusted) to Receipt Points (as defined herein) under the Gathering Agreement and the denominator of which is Producer’s aggregate nominations (as adjusted) under the Gathering Agreement):

The Processing Fee is $[***] per MMBtu, with a [***]% annual escalation of the then-current fee occurring on June 1, 2021 and each June 1st thereafter.  The Processing Fee is also subject to adjustment as set forth on Exhibit G to this Agreement.

2. [Reserved].

3.  Treating Fee (based, for any period, on (a) CO2 content and Mcf at the Gathering Receipt Points and (b) (i) Gathering Receipt Point Quantity multiplied by (ii) a fraction, the numerator of which is Producer’s aggregate nominations (as adjusted) to Receipt Points (as defined herein) under the Gathering Agreement and the denominator of which is Producer’s aggregate nominations (as adjusted) under the Gathering Agreement):

If CO2 content is 2.0% or less, the Treating Fee will be $0.00.

If CO2 content is greater than 2.0%, the Parties will mutually agree on a Treating Fee.

ANNEX III

EXHIBIT F

Attached to and made a part of the Firm Gas Processing Agreement among Carnero G&P LLC, Sanchez Energy Corporation and

SN Catarina, LLC

dated October 2, 2015

Transportation and Fractionation Fee

T&F Fee = $[***] + [1.0 x (CPIU2/CPIU1)] + ([***] x Gas Price) + ([***] x Electricity Price).  The T&F Fee is subject to adjustment as set forth on Exhibit G to this Agreement.

Where:

“CPIU2” is the most recently published Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items, (1982-84=100) as published by the Bureau of Labor or any successor agency thereto (or any replacement thereof mutually agreeable to the Parties if it is no longer published).

“CPIU1” is the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average for All Items, (1982-84=100) as published by the Bureau of Labor or any successor agency thereto (or any replacement thereof mutually agreeable to the Parties if it is no longer published), for the Month preceding the In-Service Date.

For purposes of calculating the above fees, the ratio of CPIU2/CPIU1 shall never be less than 1.0.

“Gas Price” will equal to the sum of (i) the Houston Ship Channel-Index (HSC) as published in the first issue of such Month of S&P Global Platts’ GAS DAILY PRICE GUIDE (or any replacement thereof mutually agreeable to the Parties if it is no longer published), expressed in $/MMBtu, plus (ii) a market differential expressed in $/MMBtu, which is currently $0.[***]/MMBtu.  Producer acknowledges that the market differential represents the fractionator’s best approximation of its costs of all natural gas fuel being delivered to the fractionator in relation to the HSC Index, and that Processor may request to change the market differential as utilized in determining the T&F Fee as warranted by market conditions.

“Electricity Price” is the average cost of purchased electricity (expressed in dollars/kWh) at the fractionator for the Month prior to the Month in which Producer’s Plant Products were delivered to the fractionator.

ANNEX IV

EXHIBIT G

Attached to and made a part of the Firm Gas Gathering Agreement among Carnero G&P LLC, Sanchez Energy Corporation and

SN Catarina, LLC

dated October 2, 2015 (the “Gathering Agreement”)

and

Attached to and made a part of the Firm Gas Processing Agreement among Carnero G&P LLC, Sanchez Energy Corporation and

SN Catarina, LLC

dated October 2, 2015 (the “Processing Agreement”)

Fee Adjustment

The Gathering Fee set forth in the Gathering Agreement and the Processing Fee and the T&F Fee set forth in the Processing Agreement are being discounted as of the Effective Time for and in consideration of the delivery of additional volumes to Carnero G&P LLC (“Carnero”) under the Comanche Agreement.  It is anticipated that, as a result of the rejection in their bankruptcy proceedings of the “Brasada Processing Agreement,” the “EFG Processing Agreement,” the “ETC Processing Agreement,” or the “Other Carnero G&P Rejection Agreements” (each as defined in the Settlement Agreement and as such agreements relate to the Comanche Agreement, being the “Existing Commitments” for all purposes of this Exhibit) by Producer1 or its Affiliates, all gas from all acreage that is, as of the Second Amendment Execution Date (a) dedicated to Carnero or (b) excluded from the dedication to Carnero because it is subject to Existing Commitments, in each case of clause (a) and (b), under the Comanche Agreement (including all ratifications and assumptions thereof as of the Second Amendment Execution Date, reflecting a 100% working interest) (collectively, the “Comanche Gas”) will be: (i) released from the Existing Commitments and (ii) delivered to Carnero under the Comanche Agreement for the remaining term of the Comanche Agreement.

After the Effective Time (as defined in the Second Amendment), in the event that: (a) any Comanche Gas is no longer being delivered under the Comanche Agreement; or (b) delivery of any amounts of Comanche Gas referenced in clause (a) of this paragraph is restored, then, and in each such event, the Gathering Fee, the Processing Fee and the T&F Fee shall automatically be adjusted only on the following terms and conditions.

1.   In the event, for any reason, Comanche Gas is not delivered to Carnero under the Comanche Agreement for gathering and processing by Carnero, the Gathering Fee, the Processing Fee and the T&F Fee shall be increased such that Carnero is kept economically whole based on the following determinations:

1         Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Processing Agreement or Gathering Agreement to which this Exhibit is attached.

a.    Carnero shall in good faith estimate, based on the best information available, including the most recently received PDP forecasts inclusive of the volumes of gas which are no longer being delivered to Carnero, the Net Margin Difference attributable to such undelivered volumes beginning with the first Day such volumes are not delivered to Carnero during the first calendar quarter such Gas is not delivered to Carnero (the “Adjustment Quarter”) and continuing for each remaining calendar quarter for the term of the Comanche Agreement;

b.   Producer will provide (or cause its Affiliates to provide) all necessary information with respect to production of Comanche Gas, including delivery on a quarterly basis of a PDP reserve and forecasts showing quarterly volumes for the Comanche Gas for the remainder of the term, and other forecast and operating information reasonably requested by Carnero to develop its estimated forecasts of the Net Margin Difference under the Comanche Agreement for the remaining term thereof;

c.    Each quarter, based on Carnero’s forecasted Net Margin Difference, Carnero will estimate, in good faith, and implement an increased Gathering Fee, Processing Fee and T&F Fee under the Gathering Agreement or Processing Agreement, as applicable (which may vary over the remaining term of the Comanche Agreement based on the forecast for each calendar quarter), as are necessary to offset any forecasted Net Margin Difference and keep Carnero economically whole, on a quarterly basis, throughout the term of the Comanche Agreement, with such fees being increased, beginning on the first day such volumes of Comanche Gas are not delivered to Carnero during the Adjustment Quarter and continuing in effect until the fees are again adjusted under the terms of this paragraph (c) or paragraphs (d) or 2 below.  The proportionate allocation, as between the Gathering Fee, Processing Fee and T&F Fee shall be based on the relative proportion each such fee bears to the sum of all such fees on the date such adjustment is being made and in no event will any of the adjusted fees exceed the Original Fees, as they would have been in effect on the date the adjusted fees are applied.

For purposes of this Exhibit G:

(i)      “Comanche Agreement” means the Comanche Agreement, as in effect on the Second Amendment Execution Date, together with all ratifications and assumptions thereof.

(ii)     “Gross Margin” for any period, shall mean the then-current fees under the Comanche Agreement during such period,  with respect to each quarter during the relevant period, multiplied by the volume (on an MMBtu or per gallon basis, as applicable), projected by Carnero in good faith for such period, both before and after the decrease in volumes of Comanche Gas referenced herein and based on the best information available, as described in paragraphs 1(a) and 1(b) above (the difference in such volume forecasts, being the “Forecasted Volume Difference”).

(iii)    “Net Margin Difference” for any period, means the reduction in the Gross Margin attributed to the Forecasted Volume Difference for such period less the Variable Costs associated with the Forecasted Volume Difference.

(iv)    “Original Fees” shall mean the Gathering Fee, the Processing Fee and, with respect to the T&F Fee, the Transportation Fee and Fractionation Fee, as in effect immediately prior to the Effective Time and, in each case, subject to escalation both prior to and after the Effective Time without giving effect to the Second Amendment.

(v)     “Second Amendment” shall mean the Second Amendment Agreement to the Gathering Agreement and the Processing Agreement, executed on the Second Amendment Execution Date.

(vi)    “Second Amendment Execution Date” shall mean [______].

(vii)   “Settlement Agreement” has the meaning ascribed to such term in the Second Amendment.

(viii)  “Variable Costs” means, with respect to any period, the variable operating costs for gathering, processing, transportation, and fractionation services that would have been incurred by Carnero with respect to the Forecasted Volume Difference during such period if the Forecasted Volume Difference had actually been delivered to Carnero under the Comanche Agreement, which Carnero will estimate in good faith, taking into account reasonable comments from Producer designees.

d.   If, in the event any working interest owner delivering Comanche Gas (other than Producer or its Affiliates) is subject to a bankruptcy court order in its bankruptcy (each a “Limited Exception”) and, as a result thereof, any Comanche Gas ceases being or is otherwise not delivered under the Comanche Agreement, in lieu of the methodology reflected in paragraph (c) above, Producer and Carnero shall share in the Net Margin Difference, as forecast for each calendar quarter for the remaining term of the Comanche Agreement, attributable to the resulting loss of volumes from the Limited Exception in the following fashion:

(i)         Carnero’s Net Margin Difference forecasts, with and without the impact (and resulting loss of volumes) of the Limited Exception, shall be compared to determine on a percentage basis, the Net Margin Difference that Carnero will experience for each calendar quarter for the remaining term of the Comanche Agreement;

(ii)       The most recent adjusted Gathering Fee, Processing Fee and T&F Fee (collectively, the “SN Fees”), as in effect on the occurrence of the Limited Exception shall be forecast and compared, on a quarterly basis throughout the remaining term of the Comanche Agreement, against the Original Fees that would have been in effect during each such calendar quarter for the remaining term of the Comanche Agreement.  The difference between “Original Fees” and the “SN Fees” for each calendar quarter shall be the “Rate Discount” for each such calendar quarter.

(iii)      Following the determination made under clause (ii) above, the Rate Discount for each calendar quarter shall be reduced by the percentage determined under clause (i) above (after adjustment, the “Adjusted Rate Discount”) and the Gathering Fee, the Processing Fee and the T&F Fee shall be increased proportionately such that the Rate Discount equals the Adjusted Rate Discount, for the remaining term of the Comanche Agreement (subject to subsequent adjustment under paragraph (c), this paragraph (d) or paragraph 2); provided, however, that the Gathering Fee, Processing Fee and T&F Fee may not be increased above the amount of the Original Fee as would have been in effect at such time.

(iv)       For avoidance of doubt the terms of paragraphs (a) and (b) shall apply with respect to forecasts and determinations made with respect to a Limited Exception.

e.    The following De Minimis Exclusions shall not be considered for purposes of making adjustments as described in paragraphs (c) and (d):  (i) temporary loss of gas delivery for 30 days or less, (ii) loss of gas due to mechanical loss of wells or well productivity and (iii) any temporary disruption in delivery to Carnero of 30 days or less caused by interruptions in service  by other service providers upstream of Carnero; provided, however, that loss of acreage dedication whether such acreage was dedicated by Producer’s Affiliates or any other working interest owner (or Gas volumes related thereto) will not be excluded from such determinations, to the extent Comanche Gas is actually not delivered.

2.   In the event Comanche Gas resulting in an adjustment under paragraph 1(c) or 1(d) is later restored for any reason, including but not limited to drilling, a comparable adjustment to the Gathering Fee, Processing Fee, and T&F Fee shall be made to that in paragraph 1(c) or 1(d), as applicable, but in favor of Producer; provided, for avoidance of doubt, that the Gathering Fee, Processing Fee and T&F Fee may not be decreased below the amount of the then-current SN Fees as escalated.

3.   The Parties agree to negotiate amendments to each of the Gathering Agreement and Processing Agreement, in good faith, and to document each adjustment to the fees contemplated in this Exhibit G.

4.   For purposes of clarification, (a) nothing in this Agreement, this Exhibit, or the Settlement Agreement is a guaranty of delivery of any specific volume of Comanche Gas and (b) notwithstanding anything in this Agreement, this Exhibit, or the Settlement Agreement to the contrary, the upward adjustments set forth in this Exhibit to the Gathering Fee, Processing Fee and T&F Fee under the Gathering Agreement or Processing Agreement, as applicable, shall be made only upon a decrease in the working interests of Comanche Gas being delivered to Carnero under the Comanche Agreement or loss of dedication under the Comanche Agreement or any ratifications and assumptions thereof; provided that any decrease in the volume of Comanche Gas being delivered to Carnero as a result of a loss of acreage dedication or loss of a working interest dedication from a working interest owner delivering Comanche Gas (other than Producer or its Affiliates) due to a bankruptcy court ruling in such working interest owner’s bankruptcy proceeding shall result in an adjustment in accordance with paragraph 1(d) above.

Exhibit D

New Catarina-Seco Agreement

FIRM TRANSPORTATION SERVICE AGREEMENT

THIS FIRM TRANSPORTATION SERVICE AGREEMENT (this “Agreement”) is dated the Approval Date but effective as of the Closing Date (the “Effective Date”) by and between SECO PIPELINE, LLC, a Delaware limited liability company (“Transporter”), and SN CATARINA, LLC, a Delaware limited liability company (“Shipper”). Transporter and Shipper may be referred to in this Agreement individually as a “Party” and collectively as the “Parties.”  Capitalized terms used in the Agreement but not defined herein shall have the meanings given to them in Exhibit A.

WHEREAS, Transporter has pipeline facilities located wholly within the State of Texas, and is willing to receive and transport certain quantities of natural gas on a Firm basis and/or Interruptible basis, as applicable, on Transporter’s Seco Pipeline system located in LaSalle and Webb Counties, Texas, as further described on Exhibit B (“Transporter’s System”); and

WHEREAS, Transporter and Shipper desire to enter into an agreement providing for the transportation by Transporter of certain quantities of processed natural gas from Receipt Point(s) located in Texas to Delivery Point(s) located in Texas; and

WHEREAS, Transporter is agreeable to receiving, transporting and delivering such processed natural gas delivered by Shipper in accordance with the terms and conditions hereinafter set forth; and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties hereto mutually covenant and agree as follows:

ARTICLE I

SHIPPER’S GAS

1.1       Shipper’s Gas.

(a)        Subject to the terms and conditions of this Agreement, Shipper hereby commits and dedicates to Transporter for transportation on Transporter’s System all volumes of Residue Gas owned or Controlled by Shipper or its Affiliates (other than SN EF Maverick, LLC) that are produced from natural gas delivered to Shipper under the Catarina Gathering Agreement at the tailgate of the Raptor Plant and specifically excluding gas that is processed at any of the Carnero G&P, LLC processing plants in Bee County, Texas (the “Dedicated Gas”).  Shipper shall deliver, or cause to be delivered, all Dedicated Gas to Transporter at the Receipt Point(s). Shipper commits and dedicates to Transporter all of Shipper’s and its Affiliates’ (other than SN EF Maverick, LLC’s) right, title, and interests in and to the Dedicated Acreage, to support Shipper’s performance of its obligations provided for in this Section 1.1(a).

(b)        In addition to the Dedicated Gas, Shipper hereby agrees to use commercially reasonable efforts to deliver or cause to be delivered, hereunder to Transporter for transportation on Transporter’s System under this Agreement, all volumes of Residue Gas that are owned or Controlled by Shipper or its Affiliates (other than SN EF Maverick, LLC) that are not Dedicated

Gas but are received by Shipper or its Affiliates (other than SN EF Maverick, LLC) at the tailgate of the Raptor Plant  (the “Additional Gas”, and together with the Dedicated Gas, “Shipper’s Gas”).

1.2       Receipt.

(a)        Subject to the terms and conditions of this Agreement, Transporter agrees to accept and receive, up to one hundred percent (100%) of the quantity of Shipper’s Gas tendered by Shipper or its designee each Day during the Term of this Agreement at the Receipt Point(s), not to exceed the greater of (i) the maximum Residue Gas capacity at the Raptor Plant or (ii) two hundred (200) MMBtu per Day (such greater amount, the “Maximum Daily Quantity”), and to transport for Shipper such quantity of Shipper’s Gas on Transporter’s System on a Firm basis.

(b)        Transporter agrees to use commercially reasonable efforts to, accept and receive, Shipper’s Gas tendered by Shipper or its designee in excess of the Maximum Daily Quantity, each Day during the Term of this Agreement at the Receipt Point(s), and to transport for Shipper such quantity of Shipper’s Gas on Transporter’s System on an Interruptible basis.

(c)        Transporter’s acceptance and receipt of Shipper’s Gas is expressly subject to the operational considerations and capacity constraints as set forth in Article VIII of this Agreement, and such Gas meeting the quality specifications as set forth in Article IV of Exhibit A.

1.3       Delivery.

(a)        During the Term of this Agreement, Transporter shall deliver and Shipper shall accept or cause to be accepted at the Delivery Point(s), a quantity of natural gas equivalent, on a MMBtu basis, to the sum of the quantities of Shipper’s Gas accepted and received by Transporter at the Receipt Point(s) for transportation hereunder in accordance with Section 1.1,  less Shipper’s pro-rata share of actual fuel, including actual fuel equivalents, and losses incurred on Transporter’s System (“Shipper’s FL&U”). Shipper’s FL&U shall not exceed one percent (1%) of the volume of Residue Gas received by Transporter at the Receipt Point(s) each Month.

(b)        Notwithstanding anything to the contrary in this Agreement, Transporter has the right to commingle Shipper’s Residue Gas with other Gas or Residue Gas in Transporter’s System and to deliver Residue Gas at the Delivery Point(s) that is of the same or similar quality as that received at the Receipt Point(s), and the right to cease taking deliveries of Residue Gas so long as Transporter, in its sole opinion, determines that due to operations of Shipper, its agents, representatives, or contractors, a dangerous or unsafe condition exists. Upon Transporter’s giving notice of any such cessation and continuing until such condition is remedied to Transporter’s satisfaction, Transporter shall not be obligated to accept delivery of Shipper’s Gas.

1.4       Covenant Running with the Land; Assignment of Interests.  So long as this Agreement is in effect, the dedication and commitment with respect to the Dedicated Gas made by Shipper under this Agreement, along with the provisions of Section 1.1(a), is a covenant running with the land. This Agreement, along with all renewals, extensions, amendments, and supplements, and all rights, title and interests contained herein, shall be binding upon and inure to the benefit of the Parties, and their successors and permitted assigns. Any assignment, sale, transfer or conveyance by Shipper or its Affiliates (other than SN EF Maverick, LLC) of any interests in the Dedicated Acreage shall be subject to the dedication under this Agreement and Shipper shall

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require that the assignee of any such interests agree in writing to expressly ratify this Agreement and assume and discharge the duties and obligations of Shipper under this Agreement with respect to such interests acquired from and assigned by Shipper or its Affiliates (other than SN EF Maverick, LLC); and such assigned interests shall be Dedicated Acreage. Any Person which shall succeed by purchase, merger or consolidation with Shipper or Transporter and their respective successors in interest shall be subject to the obligations of its predecessor under this Agreement.

1.5       Memorandum of Agreement.  Contemporaneously with the execution of this Agreement and from time to time during the Term, the Parties will execute, acknowledge, deliver and record a “short form” memorandum of this Agreement substantially in the form of Exhibit D (“Memorandum of Agreement”) identifying the Dedicated Acreage, which Shipper will file of record in the real property records of each county that contains Dedicated Acreage. Notwithstanding the foregoing, Transporter shall also have the right to file and record such memorandum of this Agreement and any necessary supporting documents or instruments in the real property records of each county that contains Dedicated Acreage.

ARTICLE II

TRANSPORTATION SERVICES

2.1       Receipt Point(s).  The receipt point(s) at which Shipper shall tender Residue Gas to Transporter for transportation is described in Exhibit B to this Agreement (the “Receipt Point(s)”). The delivery pressure and other pertinent factors applicable to the Receipt Point(s) are set forth in Exhibit B.

2.2       Delivery Point(s).  The delivery point(s) at which Transporter shall deliver hereunder is described in Exhibit B (the “Delivery Point(s)”). The delivery pressure and other pertinent factors applicable to the Delivery Point(s) are set forth in Exhibit B.

2.3       Title.  Except as expressly provided for in this Agreement, title to Shipper’s Gas delivered to Transporter under this Agreement will remain with Shipper or Shipper’s customers at all times.

2.4       Substances Recovered in Pipeline.  All substances, whether or not of commercial value, including all liquid hydrocarbons of whatever nature, except substances expressly reserved for Shipper, that Transporter recovers in the course of transporting the quantities of Shipper’s Gas tendered hereunder will be Transporter’s sole property and Transporter will not be obligated to account to Shipper for any value, whether or not realized by Transporter, that may attach, or be said to attach, to such substances.

2.5       Residue Gas.  All references to Gas with respect to Transporter’s obligation to receive, transport, and/or deliver Gas hereunder shall be read as references to Residue Gas.

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ARTICLE III

FEE(S)

3.1       Fee(s).  Upon the commencement of service hereunder, Shipper shall pay Transporter, for the transportation services rendered hereunder from the Receipt Point(s) to the Delivery Point(s), the fee(s) set forth in Exhibit B.

3.2       Annual Rate Escalation.  Effective on each anniversary of the Effective Date through the Term of this Agreement, the Transportation Fee set forth in Exhibit B and all other fees for services by Transporter in accordance with this Agreement shall be adjusted by the product of the rate then in effect multiplied by the percentage increase (if any) between the Consumer Price Index (All Urban Consumers (CPI-U); U.S. City Average; All items, 1982-1984 reference base), issued by the United States Department of Labor, Bureau of Labor Statistics (“BLS”) (the “CPI”) for January of the current year and the CPI for January of the immediately preceding year; provided that in no event shall the fees hereunder be increased by more than 3% from the fees in effect for the immediately preceding year, or decreased.  If the 1982-1984 reference base is no longer used as the standard reference base by BLS, then the standard reference base shall be that established from time to time by BLS as the replacement for the CPI.

ARTICLE IV

REGULATORY REQUIREMENTS

4.1       Regulatory Requirements.  The transportation arrangements provided for in this Agreement are subject to Texas Railroad Commission regulations, as amended from time to time.

ARTICLE V

TERM; TERMINATION

5.1       Term.  This Agreement will become effective as of the Effective Date, and will remain in full force and effect until March 31, 2033 (such period, “Primary Term”). Unless otherwise terminated as provided in Section 5.2 of this Agreement or Section 9.2 of Exhibit A, upon the expiration of the Primary Term, this Agreement shall renew automatically for additional terms of one (1) year each thereafter (each, a “Renewal Term”) on the existing terms (including the then-existing rates), unless either Party elects to terminate this Agreement by written notice to the other Party no later than the date which is one hundred eighty (180) Days prior to the expiration of the Primary Term or any Renewal Term, as applicable.  The period of time that this Agreement remains in effect pursuant to this Section 5.1 is referred to as the “Term”.

5.2       Early Terminations.

(a)        If a Party is in Default, the non-defaulting Party may, in addition and without prejudice to any other remedies such non-defaulting Party may have under this Agreement or at law or in equity, suspend all performance under this Agreement or terminate this Agreement, in each case upon ten (10) Days’ prior written notice.

(b)        The following shall constitute events of “Default” under this Agreement:

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(i)         if a Party fails to pay any amount due to the other Party when the same is due, and such Party’s account remains delinquent beyond a twenty (20) Day period after written notice of failure to pay has been delivered to such Party, exclusive of any amounts subject to a good faith dispute pursuant to Section 5.3 of Exhibit A;

(ii)        if a Party experiences an Insolvency Event; or

(iii)       if such Party is in material breach of this Agreement (other than for failure to pay amounts due, which is addressed in clause (i) above), and that breach is not cured within forty-five (45) Days after receipt by such Party of written notice from the other Party asserting such breach.

5.3       Effect of Termination.  Termination of this Agreement will not (i) relieve either Party of its respective obligation to correct any volume imbalances hereunder occurring prior to the termination, or (ii) relieve either Party of the obligation, if any, to pay monies due prior to or as of the termination of this Agreement to the other Party.

ARTICLE VI

NOTICES

6.1       Notices.  Any formal notice, request or demand that either Party gives to the other respecting this Agreement must be in writing and must be mailed by registered or certified mail or delivered in hand to the following address of the other Party or to such other address as a Party shall designate by formal written notice.

If to Shipper: SN Catarina, LLC Attn: General Counsel 1000 Main Street, Suite 2800 Houston, Texas 77002 Phone: [__________] Facsimile: [__________]	If to Transporter: Seco Pipeline, LLC [Attn: __________] [To be added] [] Houston, Texas [-] Phone: [__________] Facsimile: [__________]

6.2       Routine and Operating Communications.  Routine communications should be provided by electronic means, whether via email or facsimile. Operating communications by telephone, facsimile or other mutually agreeable means will be considered as duly delivered with subsequent written confirmation.

ARTICLE VII

NOMINATIONS

7.1       Nominations.  Shipper shall submit to Transporter nominations for transportation service hereunder at least five (5) days prior to the beginning of each Month. Nominations shall detail the specific Receipt Point(s) and Delivery Point(s) for that volume. Shipper may submit any daily changes to such nomination by 10:00 a.m. Central Time on the Day immediately before the Day on which Shipper’s Gas is desired to flow from time to time.

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7.2       Imbalances.  Shipper is responsible for Monthly nominations into pipelines downstream of the Delivery Point(s); and for reconciliation of daily and Monthly gas imbalances with such downstream pipelines. Shipper shall use reasonable efforts to minimize these imbalances and agrees to make nomination adjustments to both achieve a minimal imbalance at the end of each Month and resolve any existing imbalances in the following Month or as soon as practicable.

7.3       Nomination Changes.  Transporter or Shipper shall notify the other Party (except if due to an event of Force Majeure) by written notice (which can be by fax or email) and make allowable intra-day changes consistent with industry standards.

ARTICLE VIII

OTHER OPERATING PROVISIONS

8.1       Disruptions to Firm Services.  Shipper’s Gas entitled to Firm services under this Agreement may be, from time to time, interrupted, curtailed, or disrupted (herein, a “Disruption”) to the extent reasonably necessary (as determined by Transporter acting in its reasonable discretion) for any of the following reasons: (i) safe operation of the Transporter’s System, (ii) an ongoing event of Force Majeure affecting Transporter, (iii) subject to the Transporter’s compliance with the other terms and conditions of this Agreement, the inability of a Receipt Point to receive Shipper’s Gas, and (iv) upon reasonable advance notice of at least thirty (30) days’ to Shipper for scheduled maintenance, expansions or modifications of Transporter’s System from time to time, provided that with respect to item (iv) Transporter will reasonably cooperate with Shipper to minimize adverse effects due to such work.  In the event of a Disruption, Transporter will give Shipper prompt notice with reasonable detail of the reason for the Disruption and a good faith estimate of the duration and extent of such Disruption.  In such event Transporter shall not be in breach or default of its obligations under this Agreement and shall have no liability to Shipper in connection with or resulting from any such curtailment.  When Transporter reestablishes the Firm service as to such volumes of Shipper’s Gas interrupted or curtailed by a Disruption, Transporter shall give Shipper notice thereof and Shipper shall resume deliveries to Shipper of the affected volumes. For the avoidance of doubt, services provided by Transporter hereunder on an Interruptible basis may be interrupted, curtailed, disrupted or discontinued at any time at the sole discretion of Transporter, for no reason or any reason, including, without limitation, any Disruption set forth in this Section 8.1.

When Transporter reestablishes the Firm service as to such volumes of Shipper’s Gas interrupted or curtailed by a Disruption, Transporter shall give Shipper notice thereof and Shipper shall resume deliveries to Shipper of the affected volumes. For the avoidance of doubt, services provided by Transporter hereunder on an Interruptible basis may be interrupted, curtailed, disrupted or discontinued at any time at the sole discretion of Transporter, for no reason or any reason, including, without limitation, any Disruption set forth in this Section 8.1.

(a)        Temporary Disruption.  To the extent Transporter does not accept any portion of Shipper’s Gas, such rejected Gas (the “Subject Gas”) shall be immediately temporarily released from the dedication hereunder and Shipper may enter into short term interruptible arrangements with third parties for the transportation of such Subject Gas (“Temporary Arrangements”); provided that Shipper must again deliver such Subject Gas to Transporter at the Receipt Points on the first (1st) Day

6

of the Month immediately following after Shipper receives notice from Transporter that Transporter is able to accept the Subject Gas.  Any of Shipper’s Gas temporarily released from this Agreement shall not be Dedicated Gas hereunder; provided, however, that such Residue Gas shall become Dedicated Gas again at the conclusion of a temporary disruption.  In such event Transporter shall not be in breach or default of its obligations under this Agreement and shall have no liability to Shipper in connection with or resulting from such Temporary Disruption.

(b)        Permanent Disruption.  If, for any reason, excluding an event of Force Majeure, Transporter does not accept any portion of Shipper’s Gas up to the Maximum Daily Quantity (such portion not accepted, the “Disruption Volumes”) for more than one hundred fifty (150) Days out of any two hundred ten (210) Day period (“Permanent Disruption”), then the Disruption Volumes shall be permanently released from the dedication hereunder. Shipper, in its sole discretion, may enter into any alternative arrangements for the transportation of the Disruption Volumes.  For the avoidance of doubt, this Section 8.1(b) shall not apply to any failure of Transporter to accept any portion of Shipper’s Gas due to any action or inaction of Shipper.

8.2       Capacity Curtailment.

(a)        Notwithstanding anything to the contrary in this Agreement, Transporter’s acceptance and receipt of Shipper’s Gas that is nominated and tendered by Shipper in accordance with this Agreement is subject to the physical capacity constraints on Transporter’s System. If, on any Day, Transporter determines that the physical capacity of Transporter’s System, or any portion thereof, is insufficient to serve all requests from its customers (including Shipper) for any reason, including without limitation any Disruptions, then Transporter has the right to schedule transportation in accordance with this Section 8.2 until all available capacity is allocated.

(b)        Capacity on the Transporter’s System shall be curtailed and allocated among applicable customers in accordance with the following:

(i)         First, Transporter shall curtail all Gas received on an Interruptible basis (including all of Shipper’s Gas exceeding the Maximum Daily Quantity) prior to curtailing Gas received on a Firm basis.  If Transporter curtails Gas received on an Interruptible basis, Transporter shall allocate the capacity of Transporter’s System available to Interruptible customers among such Interruptible customers, on a pro rata basis, based upon each such customer’s request of capacity to the total capacity of Transporter’s System available to Interruptible customers.

(ii)        Second, if additional curtailments are required beyond clause 8.2(b)(i) above, Transporter shall curtail Gas received on a Firm basis (including Shipper’s Gas up to the Maximum Daily Quantity).  If Transporter curtails Gas received on a Firm basis (including Shipper’s Gas up to the Maximum Daily Quantity), Transporter shall allocate the capacity of Transporter’s System available to customers with Firm reserved capacity (including Shipper) on a pro rata basis based upon each such customer’s ratio of its reserved capacity to the total reserved

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capacity on Transporter’s System.  For the purposes of this Agreement, Customer’s reserved capacity shall be the Maximum Daily Quantity.

ARTICLE IX

MISCELLANEOUS

9.1       Governing Law.  This Agreement will be interpreted, construed, and governed by the laws of the State of Texas, without reference to conflicts of law principles thereof that might apply the laws of another jurisdiction.

9.2       Dispute Resolution.

(a)        The Parties desire to resolve any disputes related to this Agreement that may arise by mutual agreement, if possible.  All disputes arising out of or relating to this Agreement that are not resolved by mutual agreement of the Parties shall be resolved using the provisions of this Section 9.2.

(b)        If a dispute or disputes arise out of or relating to this Agreement, a Party shall give notice of the dispute(s) to the other Party, and each Party will appoint an employee to negotiate with the other Party concerning the dispute(s).  If the dispute(s) have not been resolved by negotiation within thirty (30) Days of the initial dispute notice, the dispute(s) shall be exclusively and finally resolved by binding arbitration in Houston, Texas in accordance with the then current Rules for Non-Administered Arbitration of the International Institute for Conflict Prevention and Resolution (“Rules”) and this Section 9.2.

(c)        The arbitration shall be governed by the Rules, to the exclusion of any provision of state law inconsistent with them.  The arbitration shall be initiated by a Party seeking arbitration by notice transmitted to the other Party or Parties to be involved.

(d)        The Parties shall select one disinterested arbitrator with at least 10 years’ experience in the midstream oil and gas industry and ten (10) years’ experience with oil and gas law, and not previously employed by either Party or its Affiliates, and, if possible, shall be selected by agreement between the Parties.  If the Parties cannot select an arbitrator by agreement within fifteen (15) Days of the date of the notice of arbitration, a qualified arbitrator will be selected in accordance with the Rules.

(e)        If the dispute(s) involves an amount greater than $150,000, the dispute(s) will be decided by a panel of three arbitrators with the above qualifications, one selected by each Party, and the third selected by the Party-appointed arbitrators, or in the absence of their agreement, pursuant to the Rules.

(f)        The arbitrator(s) shall resolve the disputes and render a final award in accordance with the substantive law of the State of Texas.

(g)        If arbitration is necessary to resolve a dispute, the arbitral tribunal is authorized to award costs and reasonable attorneys’ fees or allocate them between the Parties, and the costs of the arbitration proceedings, including reasonable attorneys’ fees, shall be borne in the manner determined by the arbitral tribunal.

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(h)        The decision of the arbitrator(s) shall be final and binding on both Parties and shall set forth the reasons for the award in writing, and judgment on the arbitration award may be entered in any court having jurisdiction.

9.3       Entire Agreement.  The Exhibits attached hereto are hereby incorporated by reference as part of this Agreement. This Agreement (including the Exhibits referenced in and attached to this Agreement) and the Memorandum of Agreement contain the entire agreement of Parties with respect to the matters addressed herein and therein, and supersede all prior negotiations, representations, understandings, agreements, contracts (whether oral or written) by and between Transporter and Shipper with respect to the subject matter herein. This Agreement and the Memorandum of Agreement will be amended only by an instrument in writing signed by both Parties.  The Parties acknowledge that this Agreement and the Memorandum of Agreement will be deemed and considered for all purposes as prepared through the joint efforts of the Parties and will not be construed against a Party as a result of the preparation, submittal, negotiation or drafting thereof.  Exhibit A and the General Terms and Conditions are hereby incorporate by reference as part of this Agreement.

9.4       Mutual Waiver of Certain Remedies.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, OTHER THAN REASONABLE ATTORNEYS’ FEES AND COURT COSTS, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY, ANY SUCCESSORS IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE OF THIS AGREEMENT FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES, OR FOR LOST OR DELAYED PRODUCTION OR LOST BUSINESS OPPORTUNITY, OR FOR BUSINESS LOSSES OR FOR ECONOMIC LOSSES OF THE OTHER PARTY ARISING OUT OF THIS AGREEMENT OR ANY BREACH HEREOF.  THIS SECTION 9.4 WILL APPLY NOTWITHSTANDING THE SOLE, JOINT OR CONCURRENT NEGLIGENCE, OR OTHER FAULT OR RESPONSIBILITY OF THE PARTY WHOSE LIABILITY IS WAIVED BY THIS PROVISION, OR ANY OTHER EVENT OR CONDITION, WHETHER ANTICIPATED OR UNANTICIPATED, AND REGARDLESS OF WHETHER PRE-EXISTING PRIOR TO THE DATE OF THIS AGREEMENT.

 [Signature Page Follows.]

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The Parties have executed this Agreement as of the Effective Date.

SHIPPER:	TRANSPORTER:
SN CATARINA, LLC	SECO PIPELINE, LLC

By:	By:
Name:	Name:
Title:	Title:

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EXHIBIT A

GENERAL TERMS AND CONDITIONS

ARTICLE I

DEFINITIONS

Except in those certain instances where the context states another meaning, the following terms when used in the Agreement and all Exhibits thereto have the meaning stated:

1.1       “Additional Gas”  shall have the meaning set forth in Section 1.1(b) of the Agreement.

1.2       “Affiliate”  shall mean when used with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  As used herein, “control” means possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of any such relevant Person by ownership of voting interest, by contract or otherwise; provided, however, that solely having the power to act as the operator of a Person’s day-to-day commercial operations, without otherwise having the direct or indirect power to direct or cause the direction of the management and policies of such Person, shall not satisfy the foregoing definition of “control”. Notwithstanding anything to the contrary herein, in no event shall Transporter or any of its subsidiaries be deemed to be an Affiliate of Shipper or any of its subsidiaries.

1.3       “Approval Date”  means the date on which the Bankruptcy Court enters the Approval Order.

1.4       “Approval Order”  means an order of the Bankruptcy Court reasonably acceptable to the parties to the Settlement Agreement, entered pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure, approving the Settlement Agreement, which order has not been reversed, vacated or stayed.

1.5       “Assumed Obligations”  shall have the meaning set forth in Section 10.2 of this Exhibit A.

1.6       “Bankruptcy Cases”  means the chapter 11 cases of the Debtors pending before the Bankruptcy Court, styled In re Sanchez Energy Corporation, et al., Case No. 19-34508 (MI) (Bankr. S.D. Tex.) (Jointly Administered).

1.7       “Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas.

1.8       “BLS”  shall have the meaning set forth in Section 3.2 of the Agreement.

1.9       “Btu”  shall mean British thermal unit.

1.10     “Catarina Gathering Agreement”  shall mean that certain Firm Gathering and Processing Agreement, dated effective as of October 14, 2015, by and between Shipper and Catarina Midstream, LLC, a Delaware limited liability company, as amended by that certain

Exhibit A-1

Amendment No. 1 to the Firm Gathering and Processing Agreement, executed on June 30, 2017, as further amended by that certain Amendment No. 2 to the Firm Gathering and Processing Agreement, executed on [ ], 2020, and as the same may be further amended from time to time.

1.11     “Closing Date”  means the date the Closing Notice is executed and filed with the Bankruptcy Court.

1.12     “Closing Notice”  means a notice of the occurrence of Closing (as defined in the Settlement Agreement and attached thereto as Exhibit G).

1.13     “Control”  (including its derivatives and similar terms) means (a) with respect to any Person, possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of any such relevant Person by ownership of voting interest, by contract or otherwise; provided, however, that solely having the power to act as the operator of a Person’s day-to-day commercial operations, without otherwise having the direct or indirect power to direct or cause the direction of the management and policies of such Person, shall not satisfy the foregoing definition of “Control” and (b) with respect to any Gas, such Gas with respect to which Shipper has the contractual right or obligation (pursuant to a marketing, gathering, transportation, processing, agency, operating, unit or similar agreement) to market, gather, transport or process such Gas and Shipper elects or is obligated to market, gather, transport or process such Gas.

1.14     “CPI”  shall have the meaning set forth in Section 3.2 of the Agreement.

1.15     “Day”  shall mean the period of twenty-four (24) consecutive hours beginning at 9:00 a.m. Central Time on any calendar day and ending at 9:00 a.m. Central Time on the calendar day immediately following.

1.16     “Debtors”  means, collectively, prior to the Effective Date, Sanchez Energy Corporation and each of its direct and indirect subsidiaries that are debtors and debtors-in-possession in the Bankruptcy Cases, including SN EF Maverick, LLC and SN Catarina, LLC, and, after the Effective Date, such entities as reorganized pursuant to the Plan.

1.17     “Dedicated Acreage”  shall mean the Dedicated Instruments and the Dedicated Reserves.

1.18     “Dedicated Gas”  shall have the meaning set forth in Section 1.1(a) of the Agreement.

1.19     “Dedicated Instruments”  shall have the meaning set forth in Exhibit C.

1.20     “Dedicated Reserves”  shall mean the interest of Shipper in all Gas reserves in and under, and all Gas owned or Controlled by Shipper and produced or delivered from (i) lands within the area described on Exhibit C – Part 1 of the Catarina Gathering Agreement, and (ii) the Dedicated Instruments, whether now owned or hereafter acquired, and any and all additional right, title, interest, or claim of every kind and character of Shipper in (x) land within the area described on Exhibit C – Part 1 of the Catarina Gathering Agreement or (y) the Dedicated Instruments, and Gas production therefrom, and all interests in any wells, whether now existing or drilled hereafter,

Exhibit A-2

on, or completed on, lands covered by a Dedicated Instrument or within the area described on Exhibit C – Part 1 of the Catarina Gathering Agreement.

1.21     “Default”  shall have the meaning set forth in Section 5.2(b) of the Agreement.

1.22     “Disruption” or “Disruptions”  shall have the meaning set forth in Section 8.1 of the Agreement.

1.23     “Firm”  shall mean service on Transporter’s System that may not be curtailed, interrupted or discontinued, subject, however, to the Disruptions set forth in Article VIII of the Agreement.

1.24     “Gas”  shall mean natural gas produced from gas wells and gas produced in association with oil (casinghead gas).

1.25     “Governmental Authority”  shall mean any legislature, court, tribunal, arbitrator or arbitral body, authority, agency, commission, division, board, bureau, branch, official or other instrumentality of the U.S., or any domestic state, county, city, tribal or other political subdivision, governmental department or similar governing entity, and including any governmental, quasi-governmental or non-governmental body exercising similar powers of authority.

1.26     “Heating Value”  shall mean the gross number of British thermal units (Btu’s) which would be contained in the volume of one (1) cubic foot of gas at a temperature of sixty degrees (60°) Fahrenheit, when saturated with water vapor and under a pressure of fourteen and seventy-three hundredths (14.73) pounds per square inch absolute and adjusted to reflect the actual water vapor content of the gas delivered; however, if the water vapor content is seven (7) pounds per million cubic feet or less, the gas shall be deemed dry.

1.27     “Insolvency Event”  shall mean, with respect to any Person, such Person (i) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (iv) institutes or has instituted against it, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or a regulator, supervisor or similar official, in each case which is not dismissed, discharged, stayed or restrained in each case within fifteen (15) Days of the institution or presentation thereof; (v) has a resolution passed for its winding-up, dissolution or liquidation (other than pursuant to a consolidation, amalgamation or merger); (vi) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (vii) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within fifteen (15) days thereafter; (viii) causes or is subject to any event with respect to it that, under applicable law, has an analogous effect to any of the events specified in clauses (i)

Exhibit A-3

to (vii) above (inclusive); or (ix) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

1.28     “Interruptible”  shall mean service on Transporter’s System that may be curtailed, interrupted or discontinued at any time, at the sole discretion of Transporter, for any reason or no reason, without liability, obligation or penalty of any kind.

1.29     Maximum Daily Quantity”  shall have the meaning set forth in Section 1.2(a) of the Agreement.

1.30     “Mcf”  shall mean One thousand (1,000) cubic feet.

1.31     “Memorandum of Agreement”  shall have the meaning set forth in Section 1.5 of the Agreement.

1.32     “MMBtu”  shall mean one million (1,000,000) Btu.

1.33     “Month”  shall mean the period beginning at 9:00 a.m. Central Time on the first day of a calendar month and ending at 9:00 a.m. Central Time on the first day of the calendar month immediately following, except that the first month shall begin on the date of initial deliveries of natural gas hereunder and shall end at 9:00 a.m. Central Time on the first day of the calendar month immediately following.

1.34     “Permanent Disruption” shall have the meaning set forth in Section 8.1(b).

1.35     “Person”  shall include any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or Governmental Authority.

1.36     “Plan”  means the Second Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Debtor Affiliates, dated as of April 30, 2020 [DKT. #1205], as amended or modified from time to time.

1.37     “Primary Term”  shall have the meaning set forth in Section 5.1 of the Agreement.

1.38     “psia”  shall mean pounds per square inch absolute.

1.39     “psig”  shall mean pounds per square inch gauge.

1.40     “Raptor Plant”  shall mean that certain Raptor gas processing plant owned by Carnero G&P LLC in LaSalle County, Texas.

1.41     “Renewal Term”  shall have the meaning set forth in Section 5.1 of the Agreement.

1.42     “Residue Gas” shall mean the gaseous portion of Gas that remains after the extraction and/or removal therefrom of liquefiable hydrocarbons or other constituents, shrinkage, fuel gas used to operate the processing facilities, and flare, vented and/or or lost and unaccounted for gas that may be incurred in the operation of the processing facilities.

Exhibit A-4

1.43     “Rules”  shall have the meaning set forth in Section 9.2(b) of the Agreement.

1.44     “Settlement Agreement”  means that certain Settlement Agreement, dated as of May [•], 2020, by and among the Debtors, Catarina Midstream LLC, Carnero G&P LLC, Seco Pipeline, LLC, Sanchez Midstream Partners, LP and TPL SouthTex Processing Company LP.

1.45     “Shipper’s FL&U”  shall have the meaning set forth in Section 1.3(a) of the Agreement.

1.46     “Shipper’s Gas”  shall have the meaning set forth in Section 1.1 of the Agreement.

1.47     “Subject Gas”  shall have the meaning set forth in Section 8.1(a) of the Agreement.

1.48     “Temporary Arrangements” shall have the meaning set forth in Section 8.1(a).

1.49     “Term”  shall have the meaning set forth in Section 5.1 of the Agreement.

ARTICLE II

MEASUREMENT AND TESTS

The measurement and tests for quality of Gas delivered hereunder will be governed by the following:

2.1       The volume will be measured by meters installed, maintained and operated by or on behalf of Transporter. Computations shall be made in accordance with industry practice.

2.2       For the purpose of measurement, and meter calibration, the atmospheric (Barometric) pressure will be in accordance with AGA Report No. 3/API 14.3, as it is now and from time to time may be revised.

2.3       The unit of volume for purposes of measurement will be one (1) cubic foot of gas at a temperature base of sixty degrees (60°) Fahrenheit and at a pressure base of fourteen and seventy-three hundredths (14.73) psia.

2.4       The temperature will be adjusted to standard conditions by a compensation device included with the meter. Corrections will be made in accordance with industry practice.

2.5       Specific gravity will be determined with accuracy to the nearest one-thousandth by taking samples of the Gas at the Receipt Point(s) at such times as may be determined to be necessary in practice by the use of an instrument commonly used and accepted in the industry.

2.6       Tests for carbon dioxide, sulfur, and hydrogen sulfide content of the Gas delivered hereunder will be made by approved standard methods from time to time as requested by either Party, but not more often than once each Month.

2.7       All measuring equipment, housing devices, and materials shall be of standard manufacture and will, with all related equipment, appliances and buildings, be installed, maintained, and furnished by Transporter or its designee at Transporter’s expense. Shipper may

Exhibit A-5

install and operate checkmeasuring equipment, which will not interfere with the use of Transporter’s equipment. All testing equipment shall be of standard manufacture and will be maintained, operated and furnished by Transporter or its designee at Transporter’s expense.

2.8       The accuracy of Transporter’s measuring and testing equipment will be verified by Transporter at necessary intervals, to ensure accurate measurement. Tests for quality of the Gas may be made at the time of equipment testing, or at other times, as deemed necessary by Transporter. Notice of the time and nature of each test shall be provided to Shipper sufficiently in advance to permit Shipper to have a representative present. Measuring and testing equipment will be tested by reasonable means and methods in the presence of representatives of both Shipper and Transporter, if present. If Shipper fails to have a representative present after proper notice, the results of such tests will be provided to Shipper and will nevertheless be considered accurate until the next test. All tests will be made at Transporter’s expense, except that Shipper will bear the expense of tests made at its request, if the inaccuracy found is one percent (1%) or less.

2.9       If at any time any of the measuring or testing equipment is found to be out of service, or registering inaccurately in any percentage, it will be adjusted at once to read accurately within the limits prescribed by the manufacturer. If any measuring equipment shall be found to be inaccurate by an amount exceeding one percent (1%) at a reading corresponding to the average hourly rate of flow for the period since the last preceding test, the previous reading of such equipment will be disregarded for any period definitely known or agreed upon or if not so known or agreed upon for a period of sixteen (16) Days or one-half (1/2) of the elapsed time since the last test, whichever is shorter. The volume of Gas delivered during such period will be estimated by:

(a)        using the data recorded by any check-measuring equipment if installed and accurately registering; or

(b)        if the check measuring equipment is not installed or registering accurately by correcting the error if the percentage of error is ascertainable by calibration test or mathematical calculation; or

(c)        if neither such method is feasible, by estimating the quantity, or quality, delivered based upon deliveries under similar conditions during a period when the equipment was registering accurately; and

provided,  that, no corrections will be made for recorded inaccuracies of two percent (2%) or less.

2.10     Shipper and Transporter will have the right to inspect equipment installed or furnished by the other, and the charts and other measurement or testing data of the other, at all times during business hours, but the reading, calibration and adjustment of such equipment and changing of charts will be done only by the Party owning such equipment. Each Party will preserve all original test data, charts and other similar records in such Party’s possession for a period of at least two (2) years.

Exhibit A-6

ARTICLE III

DELIVERY PRESSURE AND COMPRESSION

3.1       All Gas delivered by or for the account of Shipper to Transporter hereunder must be delivered at pressures as may be needed to enter Transporter’s System against the working pressures maintained therein from time to time, but not to exceed the pressure required to sustain the redelivery pressure specified in Section 3.2 below or the maximum pressure set forth on Exhibit B of the Agreement.

3.2       All Gas delivered by Transporter to Shipper or Shipper’s designee hereunder must be delivered at pressures sufficient to enter Shipper’s or Shipper’s designee’s facilities against a working pressure maintained therein from time to time.

3.3       Notwithstanding the other provisions of the Agreement, neither Transporter nor Shipper shall be required to provide compression to effectuate the delivery or redelivery of gas pursuant in this Agreement.

ARTICLE IV

QUALITY

4.1       All Gas delivered to Transporter at the Receipt Point under this Agreement will comply with the following specifications:

(a)        Water Vapor: The Gas will not have a water vapor content in excess of seven (7) pounds per Mcf of Gas.

(b)        Hydrogen Sulfide: Subject to provisions of Section 4.1(h) hereof, the Gas will not contain more than one-quarter (1/4) grain of hydrogen sulfide per one hundred (100) cubic feet of Gas, as determined by quantitative tests.

(c)        Total Sulfur: Subject to provisions of Section 4.1(h) hereof, the Gas will not contain more than five (5) grains of total sulfur per one hundred (100) cubic feet of Gas, as determined by quantitative tests.

(d)        Temperature: The Gas will not have a temperature less than forty (40) degrees Fahrenheit or more than one hundred twenty (120) degrees Fahrenheit.

(e)        Carbon Dioxide: Subject to provisions of Section 4.1(h) hereof, the Gas will not contain more than two percent (2%) by volume of carbon dioxide.

(f)        Oxygen: Subject to provisions of Section 4.1(h) hereof, the Gas will not contain more than ten (10) parts per million of oxygen by volume.

(g)        Nitrogen: Subject to provisions of Section 4.1(h) hereof, the Gas will not contain more than two percent (2%) by volume of nitrogen.

(h)        Non-hydrocarbons: Notwithstanding the foregoing provisions of this Section 4.1 to the contrary, the Gas will not contain more than three percent (3%) by volume of

Exhibit A-7

total nonhydrocarbons, which will include, but not be limited to, water hydrogen sulfide, sulfur, carbon dioxide, oxygen and nitrogen.

(i)         Objectionable Liquids and Solids and Dilution: The Gas will be free of objectionable liquids and solids, will not contain any hydrocarbons which might condense to free liquids in the pipeline under normal pipeline conditions and will be commercially free from dust, gums, gum-forming constituents, and other liquids or solid matter which might become separated from the Gas in the course of transportation through pipelines.

(j)         Gross Heating Value: The gas will contain a Gross Heating Value of at least nine hundred fifty (950) Btu per cubic foot, but not greater than one thousand and fifty (1050) Btu per cubic foot. The Gross Heating Value will be the number of Btus produced by the complete combustion of a cubic foot of Gas (excluding hydrogen sulfide) at a temperature base of sixty degrees (60°) Fahrenheit and a pressure base of fourteen and seventy-three hundredths (14.73) psia. Heating values shall be expressed in Btu per cubic foot and may be determined by calorimeter, calculation from compositional analysis or other acceptable industry practices and shall reflect the actual condition of the Gas on delivery as adjusted for pressure, water content, and compressibility unless otherwise prescribed by statute. For the purposes of making Btu calculations, the gas shall be considered saturated at the delivery conditions of pressure and temperature.

4.2       Provided that all Gas delivered by Shipper to Transporter at a Receipt Point meets all quality specifications as provided above, the Gas delivered by Transporter at the Delivery Point will meet the same quality specifications. If the quality specifications of the receiving pipeline at the Delivery Point are modified to include additional specifications or become more stringent than those in place as of the Effective Date, the quality specifications above will automatically be amended to include the additional or more stringent quality specifications, and Transporter will not be required to accept at the Receipt Point or deliver at the Delivery Point any Gas tendered by Shipper for transportation under this Agreement until Shipper conforms the Gas to such specifications. Upon mutual agreement, Transporter may conform Gas to meet the more stringent specifications of the receiving pipeline and charge a mutually agreeable fee for doing so.

4.3       If the Gas delivered at any Receipt Point fails to meet any of the quality specifications stated above, then Transporter will notify Shipper, and Shipper will make a diligent effort to correct the situation. Transporter will have the right to refuse to accept such Gas for so long as Shipper is unable to deliver Gas conforming to such specifications.

ARTICLE V

PAYMENTS

5.1       After delivery of Gas has commenced, Transporter shall, on or before the 25th day of each Month, render to Shipper a statement showing the quantity of Gas delivered by Transporter to Shipper at the Delivery Point(s) and the amount owed Transporter for such deliveries during the Month preceding such notice. Shipper shall pay Transporter the amount so billed after the delivery of the statement by Transporter on or before the later of (i) the last day of the Month the statement

Exhibit A-8

was received by Shipper, or (ii) ten (10) days after the statement was received by Shipper. All amounts due Transporter from Shipper, including penalties, are payable at the address of Transporter shown in Article VI of the Agreement.

5.2       If Shipper fails to pay any amount due Transporter when the same is due, interest thereon will accrue from, but excluding, the due date to, and including, the date payment thereof is actually made at the lesser of: (i) the maximum legal rate of interest permitted by applicable law, or (ii) the Prime Rate, plus 2%, computed on an annualized basis and compounded monthly. For purposes of this Section 5.2, the term “Prime Rate” means the prime rate as published in the Wall Street Journal, or any successor thereto, on the first date of publication for the calendar month in which payment is due. Transporter will render a late payment charge invoice and Shipper will make payment therefor within ten Days of the date of such invoice.

5.3       If any invoice is disputed by Shipper, Shipper will pay the undisputed amounts and will, within ten days from the date of Transporter’s invoice, give Transporter written notification setting forth the disputed amount and the basis therefor. Shipper and Transporter will use reasonable diligence to resolve disputed amounts within thirty (30) days following written notification. If the undisputed amount is not paid when due, the undisputed amount will be subject to late payment charges as described above. Any disputed amount that later is determined to be due to Transporter will be subject to late payment charges from the original due date.

5.4       Each Party has the right at any and all reasonable times to examine the books and records of the other, to the extent necessary to verify the accuracy of any statement, charge, computation or demand made under this Agreement.

ARTICLE VI

TAXES

6.1       Transporter shall pay or cause to be paid the taxes lawfully levied on Transporter, or otherwise to be borne contractually by Transporter and applicable to the Gas delivered hereunder prior to its delivery to Shipper or Shipper’s designee at the Delivery Point(s). Shipper shall pay all taxes lawfully levied on Shipper applicable to such Gas after delivery to Shipper or Shipper’s designee or otherwise to be borne contractually by Shipper under the terms of the Agreement.

ARTICLE VII

WARRANTY OF TITLE

7.1       Shipper warrants title to all Gas delivered by it, that it has the right to same, and that such Gas is free from liens and adverse claims of every kind. Shipper shall pay or cause to be paid all sums due on the gathering or handling of the Gas delivered by Transporter. Shipper shall indemnify and save Transporter harmless from and against all taxes, payments, liens or other charges applicable to said Gas arising prior to its delivery to Transporter or Transporter’s designee.

Exhibit A-9

ARTICLE VIII

FORCE MAJEURE

8.1       Except for Shipper’s obligations to make payments hereunder, neither Party will be liable for any failure to perform the terms of the Agreement when such failure is due to Force Majeure. The term “Force Majeure” as employed in this Agreement shall mean acts of God, strikes, lockouts, or industrial disputes or disturbances, civil disturbances, arrests and restraint from rulers or people, interruptions or terminations by or as a result of government or court action or orders, or present and future valid orders of any regulatory body having jurisdiction, acts of the public enemy, wars, riots, blockades, insurrections, inability to secure or delay in securing labor or materials by reason of allocations promulgated by authorized governmental agencies, epidemics, landslides, lightning, earthquakes, fire, storm, floods, washouts, explosions, breakage or freezing of pipelines (so long as such breakage is not directly caused by Transporter), inability to obtain easement or rights-of-way, allocation or curtailment by third parties of downstream capacity, constraints on or physical disruptions to transportation downstream of and directly connected to Shipper’s or Transporter’s facilities used herein, refusal or other failure to accept Gas by Persons downstream of Transporter’s facilities that are directly connected to Transporter’s System or to any Delivery Point, the making of repairs or alterations to lines of pipe or plants, partial or entire failure of gas supply, failure or inability or any other cause, whether of the kind herein enumerated or otherwise not reasonably within the control of the Party claiming Force Majeure. The Force Majeure will, so far as possible, be remedied with all reasonable dispatch. The settlement of strikes or lockouts or industrial disputes or disturbances will be entirely within the discretion of the Party having the difficulty, and the above requirement that any Force Majeure will be remedied with all reasonable dispatch will not require the settlement of strikes, lockouts, or industrial disputes or disturbances by acceding to the demands of any opposing Party therein when such course is inadvisable in the discretion of the Party having the difficulty. A decision to close a facility due to business or economic conditions will not fall within the meaning of “force majeure.”

8.2       If a Party claims Force Majeure that affects one or more Delivery Point(s), nothing herein will require the Party claiming Force Majeure to make deliveries or to take Gas at an alternative Delivery Point(s), not designated in Exhibit B of the Agreement.

ARTICLE IX

GOVERNMENTAL RULES, REGULATIONS AND AUTHORIZATION

9.1       This Agreement will be subject to all valid applicable state, local and federal laws, orders, directives, rules and regulations of any governmental body, agency or official having jurisdiction over this Agreement and the transportation of Gas hereunder.

9.2       If at any time during the Term of the Agreement, any Governmental Authority having jurisdiction over this Agreement and the transportation of Gas hereunder takes any action as to Transporter or Shipper or any third party transporter whereby the sale, transportation other handling (including compression or treating), delivery, receipt and use of Gas as contemplated hereunder is proscribed or subjected to terms, conditions, regulations, restraints, or price or rate controls, ceilings or limits that in the sole judgment of Transporter or Shipper are unduly or overly burdensome to that Party, such Party may at any time thereafter terminate this Agreement, upon

Exhibit A-10

thirty (30) days written notice without further liability hereunder, except as to obligations (including but not limited to payment obligations) incurred prior to the time of such termination.

9.3       Shipper and Transporter agree to file or have filed in a timely manner all applications, affidavits, statements and notices required for sale, transportation and delivery of the Gas hereunder.

ARTICLE X

ASSIGNMENT

10.1     The Agreement (including this Exhibit A and other Exhibits attached thereto), including, without limitation, any and all renewals, extensions, amendments and/or supplements hereto, will run with the land and will be binding upon and inure to the benefit of the successors and assigns of the Parties, provided that neither Party may assign or otherwise convey all or any portion of its right, title, or interest under this Agreement without obtaining the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned, or delayed, and any attempts to assign without such consent will be void ab initio.  Notwithstanding the foregoing, (i) either Party may assign this Agreement to an Affiliate of such Party without the consent of the other Party, and (ii) either Party may pledge this Agreement to secure any credit facility or indebtedness of such Party or its Affiliates without the consent of the other Party.

10.2     Subject to Section 1.4 of the Agreement, if any transfer of the Agreement occurs, (i) the transferee (other than any grantee under any lien, pledge, encumbrance or security interest) shall assume in writing the obligations and liabilities of the transferor under this Agreement, and (ii) no transfer or succession to the interest of Shipper hereunder, wholly or partially, shall affect or bind Transporter until the first of the month following the date Transporter has received a copy of the recorded transfer document or other proof satisfactory to Transporter that the claimant is legally entitled to such interest.

ARTICLE XI

AGENCY DESIGNATION

11.1     Shipper may designate an agent, which may be Transporter, to nominate and schedule transportation service on Shipper’s behalf. Shipper shall notify Transporter in writing of the designated agent, if any.

11.2     Transporter is authorized to rely on nominations and scheduling information provided by Shipper’s agent. By designating an agent, Shipper agrees to indemnify and save Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses arising in any way from Shipper’s agent’s actions on behalf of Shipper, Shipper’s agent’s failure to act on behalf of Shipper, or Transporter’s reliance upon the information provided to Transporter by Shipper’s agent; provided, however that such indemnification will not excuse Transporter from liability for actions taken when Transporter is acting as agent.

Exhibit A-11

ARTICLE XII

MISCELLANEOUS

12.1     No waiver by either Transporter or Shipper of any default of the other under this Agreement will operate as a waiver of any future default, whether of like or different character or nature.

12.2     This Agreement may be amended only by a written instrument executed by the Parties hereto and expressly stating that it is an amendment to this Agreement.

12.3     The headings used throughout this Agreement are inserted for reference purposes only, and are not to be construed or taken into account in interpreting the terms and provisions of any Article, nor to be deemed in any way to qualify, modify or explain the effects of any such term or provision.

Exhibit A-12

EXHIBIT B

TRANSPORTER’S SYSTEM

Transporter’s System: [to come]1

Receipt Point(s): The tailgate of the Raptor Plant in LaSalle County, Texas.

Delivery Point(s): The interconnection between Transporter’s System and Texas Pipeline

Webb County Lean System, LLC’s Kudu Plant in Webb County, Texas.

Transportation Fee:

•     For Firm services: $[***] per MMBtu, as may be escalated annually under Section 3.2 of the Agreement.

•     For Interruptible services: $[***] per MMBtu, as may be escalated annually under Section 3.2 of the Agreement.

Maximum Pressure (psig): Actual operating pressure, not to exceed 1,200 psig.

1         NTD: Insert a detailed description or map here.

Exhibit B-1

EXHIBIT C

Dedication

Dedicated Instruments:  [to come – intended to be the same as those contained in the updated Catarina Gathering Agreement]

Exhibit C-1

EXHIBIT D

Memorandum of Agreement

[NTD: to come.]

Exhibit D-1

Exhibit E

New Comanche-Seco Agreement

FIRM TRANSPORTATION SERVICE AGREEMENT

THIS FIRM TRANSPORTATION SERVICE AGREEMENT (this “Agreement”) is dated the Approval Date but effective as of the Closing Date (the “Effective Date”) by and between SECO PIPELINE, LLC, a Delaware limited liability company (“Transporter”), and SN EF MAVERICK, LLC, a Delaware limited liability company (“Shipper”). Transporter and Shipper may be referred to in this Agreement individually as a “Party” and collectively as the “Parties.”  Capitalized terms used in the Agreement but not defined herein shall have the meanings given to them in Exhibit A.

WHEREAS, Transporter has pipeline facilities located wholly within the State of Texas, and is willing to receive and transport certain quantities of natural gas on a Firm basis and/or Interruptible basis, as applicable, on Transporter’s Seco Pipeline system located in LaSalle and Webb Counties, Texas, as further described on Exhibit B (“Transporter’s System”); and

WHEREAS, Transporter and Shipper desire to enter into an agreement providing for the transportation by Transporter of certain quantities of processed natural gas from Receipt Point(s) located in Texas to Delivery Point(s) located in Texas; and

WHEREAS, Transporter is agreeable to receiving, transporting and delivering such processed natural gas delivered by Shipper in accordance with the terms and conditions hereinafter set forth; and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties hereto mutually covenant and agree as follows:

ARTICLE I

SHIPPER’S GAS

1.1       Shipper’s Gas.

(a)        Subject to the terms and conditions of this Agreement, Shipper hereby commits and dedicates to Transporter for transportation on Transporter’s System all volumes of Residue Gas owned or Controlled by Shipper or its Affiliates (other than SN Catarina, LLC) that are produced from natural gas delivered to Shipper under the Comanche Gathering Agreement at the tailgate of the Raptor Plant (the “Dedicated Gas”).  Shipper shall deliver, or cause to be delivered, all Dedicated Gas to Transporter at the Receipt Point(s). Shipper commits and dedicates to Transporter all of Shipper’s and its Affiliates (other than SN Catarina, LLC) right, title, and interests in and to the Dedicated Reserves, to support Shipper’s performance of its obligations provided for in this Section 1.1(a).

(b)        In addition to the Dedicated Gas, Shipper hereby agrees to use commercially reasonable efforts to deliver or cause to be delivered, hereunder to Transporter for transportation on Transporter’s System under this Agreement, all volumes of Residue Gas that are owned or Controlled by Shipper or its Affiliates (other than SN Catarina, LLC)  that are not Dedicated Gas but are received by Shipper or its Affiliates (other than SN Catarina, LLC) at the tailgate of the Raptor Plant (the “Additional Gas”, and together with the Dedicated Gas, “Shipper’s Gas”).

1.2       Receipt.

(a)        Subject to the terms and conditions of this Agreement, Transporter agrees to accept and receive, up to one hundred percent (100%) of the quantity of Shipper’s Gas tendered by Shipper or its designee each Day during the Term of this Agreement at the Receipt Point(s), not to exceed the greater of (i) the maximum Residue Gas capacity at the Raptor Plant or (ii) two hundred (200) MMBtu per Day (such greater amount, the “Maximum Daily Quantity”), and to transport for Shipper such quantity of Shipper’s Gas on Transporter’s System on a Firm basis.

(b)        Transporter agrees to use commercially reasonable efforts to, accept and receive, Shipper’s Gas tendered by Shipper or its designee in excess of the Maximum Daily Quantity, each Day during the Term of this Agreement at the Receipt Point(s), and to transport for Shipper such quantity of Shipper’s Gas on Transporter’s System on an Interruptible basis.

(c)        Transporter’s acceptance and receipt of Shipper’s Gas is expressly subject to the operational considerations and capacity constraints as set forth in Article VIII of this Agreement, and such Gas meeting the quality specifications as set forth in Article IV of Exhibit A.

1.3       Delivery.

(a)        During the Term of this Agreement, Transporter shall deliver and Shipper shall accept or cause to be accepted at the Delivery Point(s), a quantity of natural gas equivalent, on a MMBtu basis, to the sum of the quantities of Shipper’s Gas accepted and received by Transporter at the Receipt Point(s) for transportation hereunder in accordance with Section 1.1,  less Shipper’s pro-rata share of actual fuel, including actual fuel equivalents, and losses incurred on Transporter’s System (“Shipper’s FL&U”). Shipper’s FL&U shall not exceed one percent (1%) of the volume of Residue Gas received by Transporter at the Receipt Point(s) each Month.

(b)        Notwithstanding anything to the contrary in this Agreement, Transporter has the right to commingle Shipper’s Residue Gas with other Gas or Residue Gas in Transporter’s System and to deliver Residue Gas at the Delivery Point(s) that is of the same or similar quality as that received at the Receipt Point(s), and the right to cease taking deliveries of Residue Gas so long as Transporter, in its sole opinion, determines that due to operations of Shipper, its agents, representatives, or contractors, a dangerous or unsafe condition exists. Upon Transporter’s giving notice of any such cessation and continuing until such condition is remedied to Transporter’s satisfaction, Transporter shall not be obligated to accept delivery of Shipper’s Gas.

1.4       Covenant Running with the Land; Assignment of Interests.  So long as this Agreement is in effect, the dedication and commitment with respect to the Dedicated Gas made by Shipper under this Agreement, along with the provisions of Section 1.1(a), is a covenant running with the land. This Agreement, along with all renewals, extensions, amendments, and supplements, and all rights, title and interests contained herein, shall be binding upon and inure to the benefit of the Parties, and their successors and permitted assigns. Any assignment, sale, transfer or conveyance by Shipper or its Affiliates (other than SN Catarina, LLC) of any interests in the Dedicated Reserves shall be subject to the dedication under this Agreement and Shipper shall require that the assignee of any such interests agree in writing to expressly ratify this Agreement and assume and discharge the duties and obligations of Shipper or its Affiliates (other than SN

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Catarina, LLC) under this Agreement with respect to such interests acquired from and assigned by Shipper; and such assigned interests shall be Dedicated Reserves. Any Person which shall succeed by purchase, merger or consolidation with Shipper or Transporter and their respective successors in interest shall be subject to the obligations of its predecessor under this Agreement.

1.5       Memorandum of Agreement.  Contemporaneously with the execution of this Agreement and from time to time during the Term, the Parties will execute, acknowledge, deliver and record a “short form” memorandum of this Agreement substantially in the form of Exhibit C (“Memorandum of Agreement”) identifying the Dedicated Reserves, which Shipper will file of record in the real property records of each county that contains Dedicated Reserves. Notwithstanding the foregoing, Transporter shall also have the right to file and record such memorandum of this Agreement and any necessary supporting documents or instruments in the real property records of each county that contains Dedicated Reserves.

ARTICLE II

TRANSPORTATION SERVICES

2.1       Receipt Point(s).  The receipt point(s) at which Shipper shall tender Residue Gas to Transporter for transportation is described in Exhibit B to this Agreement (the “Receipt Point(s)”). The delivery pressure and other pertinent factors applicable to the Receipt Point(s) are set forth in Exhibit B.

2.2       Delivery Point(s).  The delivery point(s) at which Transporter shall deliver hereunder is described in Exhibit B (the “Delivery Point(s)”). The delivery pressure and other pertinent factors applicable to the Delivery Point(s) are set forth in Exhibit B.

2.3       Title.  Except as expressly provided for in this Agreement, title to Shipper’s Gas delivered to Transporter under this Agreement will remain with Shipper or Shipper’s customers at all times.

2.4       Substances Recovered in Pipeline.  All substances, whether or not of commercial value, including all liquid hydrocarbons of whatever nature, except substances expressly reserved for Shipper, that Transporter recovers in the course of transporting the quantities of Shipper’s Gas tendered hereunder will be Transporter’s sole property and Transporter will not be obligated to account to Shipper for any value, whether or not realized by Transporter, that may attach, or be said to attach, to such substances.

2.5       Residue Gas.  All references to Gas with respect to Transporter’s obligation to receive, transport, and/or deliver Gas hereunder shall be read as references to Residue Gas.

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ARTICLE III

FEE(S)

3.1       Fee(s).  Upon the commencement of service hereunder, Shipper shall pay Transporter, for the transportation services rendered hereunder from the Receipt Point(s) to the Delivery Point(s), the fee(s) set forth in Exhibit B.

3.2       Annual Rate Escalation.  Effective on each anniversary of the Effective Date through the Term of this Agreement, the Transportation Fee set forth in Exhibit B and all other fees for services by Transporter in accordance with this Agreement shall be adjusted by the product of the rate then in effect multiplied by the percentage increase (if any) between the Consumer Price Index (All Urban Consumers (CPI-U); U.S. City Average; All items, 1982-1984 reference base), issued by the United States Department of Labor, Bureau of Labor Statistics (“BLS”) (the “CPI”) for January of the current year and the CPI for January of the immediately preceding year; provided that in no event shall the fees hereunder be increased by more than 3% from the fees in effect for the immediately preceding year, or decreased.  If the 1982-1984 reference base is no longer used as the standard reference base by BLS, then the standard reference base shall be that established from time to time by BLS as the replacement for the CPI.

ARTICLE IV

REGULATORY REQUIREMENTS

4.1       Regulatory Requirements.  The transportation arrangements provided for in this Agreement are subject to Texas Railroad Commission regulations, as amended from time to time.

ARTICLE V

TERM; TERMINATION

5.1       Term.  This Agreement will become effective as of the Effective Date, and will remain in full force and effect until March 31, 2033 (such period, “Primary Term”). Unless otherwise terminated as provided in Section 5.2 of this Agreement or Section 9.2 of Exhibit A, upon the expiration of the Primary Term, this Agreement shall renew automatically for additional terms of one (1) year each thereafter (each, a “Renewal Term”) on the existing terms (including the then-existing rates), unless either Party elects to terminate this Agreement by written notice to the other Party no later than the date which is ninety (90) Days prior to the expiration of the Primary Term or any Renewal Term, as applicable.  The period of time that this Agreement remains in effect pursuant to this Section 5.1 is referred to as the “Term”.

5.2       Early Terminations.

(a)        If a Party is in Default, the non-defaulting Party may, in addition and without prejudice to any other remedies such non-defaulting Party may have under this Agreement or at law or in equity, suspend all performance under this Agreement or terminate this Agreement, in each case upon ten (10) Days’ prior written notice.

(b)        The following shall constitute events of “Default” under this Agreement:

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(i)         if a Party fails to pay any amount due to the other Party when the same is due, and such Party’s account remains delinquent beyond a twenty (20) Day period after written notice of failure to pay has been delivered to such Party, exclusive of any amounts subject to a good faith dispute pursuant to Section 5.3 of Exhibit A;

(ii)        if a Party experiences an Insolvency Event; or

(iii)       if such Party is in material breach of this Agreement (other than for failure to pay amounts due, which is addressed in clause (i) above), and that breach is not cured within forty-five (45) Days after receipt by such Party of written notice from the other Party asserting such breach.

5.3       Effect of Termination.  Termination of this Agreement will not (i) relieve either Party of its respective obligation to correct any volume imbalances hereunder occurring prior to the termination, or (ii) relieve either Party of the obligation, if any, to pay monies due prior to or as of the termination of this Agreement to the other Party.

ARTICLE VI

NOTICES

6.1       Notices.  Any formal notice, request or demand that either Party gives to the other respecting this Agreement must be in writing and must be mailed by registered or certified mail or delivered in hand to the following address of the other Party or to such other address as a Party shall designate by formal written notice.

If to Shipper: SN EF Maverick, LLC Attn: General Counsel 1000 Main Street, Suite 2800 Houston, Texas 77002 Phone: [__________] Facsimile: [__________]	If to Transporter: Seco Pipeline, LLC [Attn: __________] [To be added] [] Houston, Texas [-] Phone: [__________] Facsimile: [__________]

6.2       Routine and Operating Communications.  Routine communications should be provided by electronic means, whether via email or facsimile. Operating communications by telephone, facsimile or other mutually agreeable means will be considered as duly delivered with subsequent written confirmation.

ARTICLE VII

NOMINATIONS

7.1       Nominations.  Shipper shall submit to Transporter nominations for transportation service hereunder at least five (5) days prior to the beginning of each Month. Nominations shall detail the specific Receipt Point(s) and Delivery Point(s) for that volume. Shipper may submit any daily changes to such nomination by 10:00 a.m. Central Time on the Day immediately before the Day on which Shipper’s Gas is desired to flow from time to time.

5

7.2       Imbalances.  Shipper is responsible for Monthly nominations into pipelines downstream of the Delivery Point(s); and for reconciliation of daily and Monthly gas imbalances with such downstream pipelines. Shipper shall use reasonable efforts to minimize these imbalances and agrees to make nomination adjustments to both achieve a minimal imbalance at the end of each Month and resolve any existing imbalances in the following Month or as soon as practicable.

7.3       Nomination Changes.  Transporter or Shipper shall notify the other Party (except if due to an event of Force Majeure) by written notice (which can be by fax or email) and make allowable intra-day changes consistent with industry standards.

ARTICLE VIII

OTHER OPERATING PROVISIONS

8.1       Disruptions to Firm Services.  Shipper’s Gas entitled to Firm services under this Agreement may be, from time to time, interrupted, curtailed, or disrupted (herein, a “Disruption”) to the extent reasonably necessary (as determined by Transporter acting in its reasonable discretion) for any of the following reasons: (i) safe operation of the Transporter’s System, (ii) an ongoing event of Force Majeure affecting Transporter, (iii) subject to the Transporter’s compliance with the other terms and conditions of this Agreement, the inability of a Receipt Point to receive Shipper’s Gas, and (iv) upon reasonable advance notice of at least thirty (30) days’ to Shipper for scheduled maintenance, expansions or modifications of Transporter’s System from time to time, provided that with respect to item (iv) Transporter will reasonably cooperate with Shipper to minimize adverse effects due to such work.  In the event of a Disruption, Transporter will give Shipper prompt notice with reasonable detail of the reason for the Disruption and a good faith estimate of the duration and extent of such Disruption.  In such event Transporter shall not be in breach or default of its obligations under this Agreement and shall have no liability to Shipper in connection with or resulting from any such curtailment.  When Transporter reestablishes the Firm service as to such volumes of Shipper’s Gas interrupted or curtailed by a Disruption, Transporter shall give Shipper notice thereof and Shipper shall resume deliveries to Shipper of the affected volumes. For the avoidance of doubt, services provided by Transporter hereunder on an Interruptible basis may be interrupted, curtailed, disrupted or discontinued at any time at the sole discretion of Transporter, for no reason or any reason, including, without limitation, any Disruption set forth in this Section 8.1.

When Transporter reestablishes the Firm service as to such volumes of Shipper’s Gas interrupted or curtailed by a Disruption, Transporter shall give Shipper notice thereof and Shipper shall resume deliveries to Shipper of the affected volumes. For the avoidance of doubt, services provided by Transporter hereunder on an Interruptible basis may be interrupted, curtailed, disrupted or discontinued at any time at the sole discretion of Transporter, for no reason or any reason, including, without limitation, any Disruption set forth in this Section 8.1.

(a)        Temporary Disruption.  To the extent Transporter does not accept any portion of Shipper’s Gas, such rejected Gas (the “Subject Gas”) shall be immediately temporarily released from the dedication hereunder and Shipper may enter into short term interruptible arrangements with third parties for the transportation of such Subject Gas (“Temporary Arrangements”); provided that Shipper must again deliver such Subject Gas to Transporter at the Receipt Points on the first (1st) Day

6

of the Month immediately following after Shipper receives notice from Transporter that Transporter is able to accept the Subject Gas.  Any of Shipper’s Gas temporarily released from this Agreement shall not be Dedicated Gas hereunder; provided, however, that such Residue Gas shall become Dedicated Gas again at the conclusion of a temporary disruption.  In such event Transporter shall not be in breach or default of its obligations under this Agreement and shall have no liability to Shipper in connection with or resulting from such Temporary Disruption.

(b)        Permanent Disruption.  If, for any reason, excluding an event of Force Majeure, Transporter does not accept any portion of Shipper’s Gas up to the Maximum Daily Quantity (such portion not accepted, the “Disruption Volumes”) for more than one hundred fifty (150) Days out of any two hundred ten (210) Day period (“Permanent Disruption”), then the Disruption Volumes shall be permanently released from the dedication hereunder. Shipper, in its sole discretion, may enter into any alternative arrangements for the transportation of the Disruption Volumes.  For the avoidance of doubt, this Section 8.1(b) shall not apply to any failure of Transporter to accept any portion of Shipper’s Gas due to any action or inaction of Shipper.

8.2       Capacity Curtailment.

(a)        Notwithstanding anything to the contrary in this Agreement, Transporter’s acceptance and receipt of Shipper’s Gas that is nominated and tendered by Shipper in accordance with this Agreement is subject to the physical capacity constraints on Transporter’s System. If, on any Day, Transporter determines that the physical capacity of Transporter’s System, or any portion thereof, is insufficient to serve all requests from its customers (including Shipper) for any reason, including without limitation any Disruptions, then Transporter has the right to schedule transportation in accordance with this Section 8.2 until all available capacity is allocated.

(b)        Capacity on the Transporter’s System shall be curtailed and allocated among applicable customers in accordance with the following:

(i)         First, Transporter shall curtail all Gas received on an Interruptible basis (including all of Shipper’s Gas exceeding the Maximum Daily Quantity) prior to curtailing Gas received on a Firm basis.  If Transporter curtails Gas received on an Interruptible basis, Transporter shall allocate the capacity of Transporter’s System available to Interruptible customers among such Interruptible customers, on a pro rata basis, based upon each such customer’s request of capacity to the total capacity of Transporter’s System available to Interruptible customers.

(ii)        Second, if additional curtailments are required beyond clause 8.2(b)(i) above, Transporter shall curtail Gas received on a Firm basis (including Shipper’s Gas up to the Maximum Daily Quantity).  If Transporter curtails Gas received on a Firm basis (including Shipper’s Gas up to the Maximum Daily Quantity), Transporter shall allocate the capacity of Transporter’s System available to customers with Firm reserved capacity (including Shipper) on a pro rata basis based upon each such customer’s ratio of its reserved capacity to the total reserved capacity on Transporter’s System.  For the purposes of this Agreement, Customer’s

7

reserved capacity shall be the Maximum Daily Quantity.

ARTICLE IX

MISCELLANEOUS

9.1       Governing Law.  This Agreement will be interpreted, construed, and governed by the laws of the State of Texas, without reference to conflicts of law principles thereof that might apply the laws of another jurisdiction.

9.2       Dispute Resolution.

(a)        The Parties desire to resolve any disputes related to this Agreement that may arise by mutual agreement, if possible.  All disputes arising out of or relating to this Agreement that are not resolved by mutual agreement of the Parties shall be resolved using the provisions of this Section 9.2.

(b)        If a dispute or disputes arise out of or relating to this Agreement, a Party shall give notice of the dispute(s) to the other Party, and each Party will appoint an employee to negotiate with the other Party concerning the dispute(s).  If the dispute(s) have not been resolved by negotiation within thirty (30) Days of the initial dispute notice, the dispute(s) shall be exclusively and finally resolved by binding arbitration in Houston, Texas in accordance with the then current Rules for Non-Administered Arbitration of the International Institute for Conflict Prevention and Resolution (“Rules”) and this Section 9.2.

(c)        The arbitration shall be governed by the Rules, to the exclusion of any provision of state law inconsistent with them.  The arbitration shall be initiated by a Party seeking arbitration by notice transmitted to the other Party or Parties to be involved.

(d)        The Parties shall select one disinterested arbitrator with at least 10 years’ experience in the midstream oil and gas industry and ten (10) years’ experience with oil and gas law, and not previously employed by either Party or its Affiliates, and, if possible, shall be selected by agreement between the Parties.  If the Parties cannot select an arbitrator by agreement within fifteen (15) Days of the date of the notice of arbitration, a qualified arbitrator will be selected in accordance with the Rules.

(e)        If the dispute(s) involves an amount greater than $150,000, the dispute(s) will be decided by a panel of three arbitrators with the above qualifications, one selected by each Party, and the third selected by the Party-appointed arbitrators, or in the absence of their agreement, pursuant to the Rules.

(f)        The arbitrator(s) shall resolve the disputes and render a final award in accordance with the substantive law of the State of Texas.

(g)        If arbitration is necessary to resolve a dispute, the arbitral tribunal is authorized to award costs and reasonable attorneys’ fees or allocate them between the Parties, and the costs of the arbitration proceedings, including reasonable attorneys’ fees, shall be borne in the manner determined by the arbitral tribunal.

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(h)        The decision of the arbitrator(s) shall be final and binding on both Parties and shall set forth the reasons for the award in writing, and judgment on the arbitration award may be entered in any court having jurisdiction.

9.3       Entire Agreement.  The Exhibits attached hereto are hereby incorporated by reference as part of this Agreement. This Agreement (including the Exhibits referenced in and attached to this Agreement) and the Memorandum of Agreement contain the entire agreement of Parties with respect to the matters addressed herein and therein, and supersede all prior negotiations, representations, understandings, agreements, contracts (whether oral or written) by and between Transporter and Shipper with respect to the subject matter herein. This Agreement and the Memorandum of Agreement will be amended only by an instrument in writing signed by both Parties.  The Parties acknowledge that this Agreement and the Memorandum of Agreement will be deemed and considered for all purposes as prepared through the joint efforts of the Parties and will not be construed against a Party as a result of the preparation, submittal, negotiation or drafting thereof.  Exhibit A and the General Terms and Conditions are hereby incorporate by reference as part of this Agreement.

9.4       Mutual Waiver of Certain Remedies.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, OTHER THAN REASONABLE ATTORNEYS’ FEES AND COURT COSTS, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY, ANY SUCCESSORS IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE OF THIS AGREEMENT FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, OR PUNITIVE DAMAGES, OR FOR LOST OR DELAYED PRODUCTION OR LOST BUSINESS OPPORTUNITY, OR FOR BUSINESS LOSSES OR FOR ECONOMIC LOSSES OF THE OTHER PARTY ARISING OUT OF THIS AGREEMENT OR ANY BREACH HEREOF.  THIS SECTION 9.4 WILL APPLY NOTWITHSTANDING THE SOLE, JOINT OR CONCURRENT NEGLIGENCE, OR OTHER FAULT OR RESPONSIBILITY OF THE PARTY WHOSE LIABILITY IS WAIVED BY THIS PROVISION, OR ANY OTHER EVENT OR CONDITION, WHETHER ANTICIPATED OR UNANTICIPATED, AND REGARDLESS OF WHETHER PRE-EXISTING PRIOR TO THE DATE OF THIS AGREEMENT.

9.5       Shippers’ Representative.

(a)        To the extent that Shipper is appointed as the representative of a Comanche Shipper pursuant to a Ratification Agreement, Transporter agrees that Shipper is such  Comanche Shipper’s  representative (collectively, the “Shippers’ Representative”) with respect to all matters arising under this Agreement.

(i)         Transporter may act, and shall be fully protected in acting, in reliance upon any and all acts and things done and performed by or agreements made with respect to all matters dealt with herein by Shippers’ Representative on behalf of each Person included within the definition of Shipper or Comanche Shipper as fully and with the same effect as though each such Person had done, performed, made or executed the same.  Shipper hereby indemnifies Transporter against and holds Transporter harmless from any and all damages arising out of or in any way related to Transporter’s reliance

9

upon the foregoing sentence.

(ii)        Shipper may change Shippers’ Representative designated above, or designate a new Shippers’ Representative from time to time by delivery of written notice of change and designation to Transporter

(iii)       Shippers’ Representative so designated shall have and may exercise all power and authority therein granted with like effect as though originally named as the Shippers’ Representative.

(b)        Notwithstanding the terms of Section 9.5(a) above, the obligations of each Comanche Shipper shall be several and not joint to the extent of the Shipper’s Share, as set forth in the Ratification Agreement.

(c)        Transporter agrees that, without prejudice to any other rights it may have in respect of any Default by Shipper, Transporter will not suspend performance under, take any enforcement action or exercise any remedy in respect of, or otherwise terminate, this Agreement due to any default by Shipper that is capable of being cured by the Comanche Shippers without first notifying each Comanche Shipper in writing of the nature and details of such default with reasonable specificity and providing each Comanche Shipper thirty (30) days (or in the case of a payment default, fifteen (15) days) following such Comanche Shipper’s receipt of such notice to cure such default to the extent arising out of or attributable to its Shipper’s Share (as defined in the applicable Ratification Agreement) of such responsibilities and obligations.  If a Comanche Shipper cures the default within such thirty (30) day (or in the case of a payment default, fifteen (15) day) period in accordance with the terms of this Agreement, then as to such Comanche Shipper, the default will be deemed cured in accordance with this Agreement and Shipper and Transporter will not have any further right against such Comanche Shipper (to the extent arising due to the cured default) to suspend performance under, take any enforcement action or exercise any remedy in respect of, or otherwise terminate, this Agreement with respect to such Comanche Shipper.  For clarity, Transporter may provide the notice required by this paragraph to the Comanche Shippers concurrently with or after notices provided to Shipper under Section 6.1.

[Signature Page Follows.]

10

The Parties have executed this Agreement as of the Effective Date.

SHIPPER:	TRANSPORTER:
SN EF MAVERICK, LLC	SECO PIPELINE, LLC

By:	By:
Name:	Name:
Title:	Title:

11

EXHIBIT A

GENERAL TERMS AND CONDITIONS

ARTICLE I

DEFINITIONS

Except in those certain instances where the context states another meaning, the following terms when used in the Agreement and all Exhibits thereto have the meaning stated:

1.1       “Additional Gas” shall have the meaning set forth in Section 1.1(b) of the Agreement.

1.2       “Affiliate” shall mean when used with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  As used herein, “control” means possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of any such relevant Person by ownership of voting interest, by contract or otherwise; provided, however, that solely having the power to act as the operator of a Person’s day-to-day commercial operations, without otherwise having the direct or indirect power to direct or cause the direction of the management and policies of such Person, shall not satisfy the foregoing definition of “control”. Notwithstanding anything to the contrary herein, in no event shall Transporter or any of its subsidiaries be deemed to be an Affiliate of Shipper or any of its subsidiaries.

1.3       “Approval Date” means the date on which the Bankruptcy Court enters the Approval Order.

1.4       “Approval Order” means an order of the Bankruptcy Court reasonably acceptable to the parties to the Settlement Agreement, entered pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure, approving the Settlement Agreement, which order has not been reversed, vacated or stayed.

1.5       “Assumed Obligations” shall have the meaning set forth in Section 10.2 of this Exhibit A.

1.6       “Bankruptcy Cases” means the chapter 11 cases of the Debtors pending before the Bankruptcy Court, styled In re Sanchez Energy Corporation, et al., Case No. 19-34508 (MI) (Bankr. S.D. Tex.) (Jointly Administered).

1.7       “Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas.

1.8       “BLS” shall have the meaning set forth in Section 3.2 of the Agreement.

1.9       “Btu” shall mean British thermal unit.

1.10     “Closing Date” means the date the Closing Notice is executed and filed with the Bankruptcy Court.

Exhibit A-1

1.11     “Closing Notice” means a notice of the occurrence of Closing (as defined in the Settlement Agreement and attached thereto as Exhibit G).

1.12     “Comanche Gathering Agreement” shall mean that certain Firm Gas Gathering, Processing and Purchase Agreement, dated effective as of April 1, 2018, by and between Shipper and Carnero G&P LLC, a Delaware limited liability company, as amended by that certain Amendment to certain Firm Gas Gathering, Processing and Purchase Agreement, dated effective as of April 1 2018, and as the same may be further amended from time to time.

1.13     “Comanche Shippers” means (i) Producer and (ii) each of SN EF UnSub, LP, Eagle Ford TX LP, Venado EF L.P., Gavilan Resources, LLC, Mitsui E&P Texas LP and their respective Affiliates, successors and assigns that delivers Gas to Transporter from the Dedicated Reserves under one or more Ratification Agreements.

1.14     “Control” (including its derivatives and similar terms) means (a) with respect to any Person, possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of any such relevant Person by ownership of voting interest, by contract or otherwise; provided, however, that solely having the power to act as the operator of a Person’s day-to-day commercial operations, without otherwise having the direct or indirect power to direct or cause the direction of the management and policies of such Person, shall not satisfy the foregoing definition of “Control” and (b) with respect to any Gas, such Gas with respect to which Shipper has the contractual right or obligation (pursuant to a marketing, gathering, transportation, processing, agency, operating, unit or similar agreement) to market, gather, transport or process such Gas and Shipper elects or is obligated to market, gather, transport or process such Gas.

1.15     “CPI” shall have the meaning set forth in Section 3.2 of the Agreement.

1.16     “Day” shall mean the period of twenty-four (24) consecutive hours beginning at 9:00 a.m. Central Time on any calendar day and ending at 9:00 a.m. Central Time on the calendar day immediately following.

1.17     “Debtors” means, collectively, prior to the Effective Date, Sanchez Energy Corporation and each of its direct and indirect subsidiaries that are debtors and debtors-in-possession in the Bankruptcy Cases, including SN EF Maverick, LLC and SN Catarina, LLC, and, after the Effective Date, such entities as reorganized pursuant to the Plan.

1.18     “Dedicated Gas” shall have the meaning set forth in Section 1.1(a) of the Agreement.

1.19     “Dedicated Reserves” shall mean the interest of Shipper in all Gas reserves in and under, and all Gas owned or Controlled by Shipper or which Shipper produced or delivered from lands within the area described on Exhibit D of the Comanche Gathering Agreement, whether now owned or hereafter acquired, and any and all additional right, title, interest, or claim of every kind and character of Shipper or its Affiliates in land within the area described on Exhibit D of the Comanche Gathering Agreement, and Gas production therefrom, and all interests in any wells, whether now existing or drilled hereafter, on, or completed on, lands within the area described on Exhibit D of the Comanche Gathering Agreement.

Exhibit A-2

1.20     “Default” shall have the meaning set forth in Section 5.2(b) of the Agreement.

1.21     “Disruption” or “Disruptions” shall have the meaning set forth in Section 8.1 of the Agreement.

1.22     “Firm” shall mean service on Transporter’s System that may not be curtailed, interrupted or discontinued, subject, however, to the Disruptions set forth in Article VIII of the Agreement.

1.23     “Gas” shall mean natural gas produced from gas wells and gas produced in association with oil (casinghead gas).

1.24     “Governmental Authority” shall mean any legislature, court, tribunal, arbitrator or arbitral body, authority, agency, commission, division, board, bureau, branch, official or other instrumentality of the U.S., or any domestic state, county, city, tribal or other political subdivision, governmental department or similar governing entity, and including any governmental, quasi-governmental or non-governmental body exercising similar powers of authority.

1.25     “Heating Value” shall mean the gross number of British thermal units (Btu’s) which would be contained in the volume of one (1) cubic foot of gas at a temperature of sixty degrees (60°) Fahrenheit, when saturated with water vapor and under a pressure of fourteen and seventy-three hundredths (14.73) pounds per square inch absolute and adjusted to reflect the actual water vapor content of the gas delivered; however, if the water vapor content is seven (7) pounds per million cubic feet or less, the gas shall be deemed dry.

1.26     “Insolvency Event” shall mean, with respect to any Person, such Person (i) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (iv) institutes or has instituted against it, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or a regulator, supervisor or similar official, in each case which is not dismissed, discharged, stayed or restrained in each case within fifteen (15) Days of the institution or presentation thereof; (v) has a resolution passed for its winding-up, dissolution or liquidation (other than pursuant to a consolidation, amalgamation or merger); (vi) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (vii) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within fifteen (15) days thereafter; (viii) causes or is subject to any event with respect to it that, under applicable law, has an analogous effect to any of the events specified in clauses (i) to (vii) above (inclusive); or (ix) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

Exhibit A-3

1.27     “Interruptible” shall mean service on Transporter’s System that may be curtailed, interrupted or discontinued at any time, at the sole discretion of Transporter, for any reason or no reason, without liability, obligation or penalty of any kind.

1.28     Maximum Daily Quantity” shall have the meaning set forth in Section 1.2(a) of the Agreement.

1.29     “Mcf” shall mean One thousand (1,000) cubic feet.

1.30     “Memorandum of Agreement” shall have the meaning set forth in Section 1.5 of the Agreement.

1.31     “MMBtu” shall mean one million (1,000,000) Btu.

1.32     “Month” shall mean the period beginning at 9:00 a.m. Central Time on the first day of a calendar month and ending at 9:00 a.m. Central Time on the first day of the calendar month immediately following, except that the first month shall begin on the date of initial deliveries of natural gas hereunder and shall end at 9:00 a.m. Central Time on the first day of the calendar month immediately following.

1.33     “Permanent Disruption” shall have the meaning set forth in Section 8.1(b).

1.34     “Person” shall include any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or Governmental Authority.

1.35     “Plan” means the Second Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Debtor Affiliates, dated as of April 30, 2020 [DKT. #1205], as amended or modified from time to time.

1.36     “Primary Term” shall have the meaning set forth in Section 5.1 of the Agreement.

1.37     “psia” shall mean pounds per square inch absolute.

1.38     “psig” shall mean pounds per square inch gauge.

1.39     “Raptor Plant” shall mean that certain Raptor gas processing plant owned by Carnero G&P LLC in LaSalle County, Texas.

1.40     “Ratification Agreement” shall mean an agreement executed by a Comanche Shipper ratifying or otherwise committing such Comanche Shipper to the performance of this Agreement, and on terms mutually agreeable to Transporter and the applicable Comanche Shipper.

1.41     “Renewal Term” shall have the meaning set forth in Section 5.1 of the Agreement.

1.42     “Residue Gas” shall mean the gaseous portion of Gas that remains after the extraction and/or removal therefrom of liquefiable hydrocarbons or other constituents, shrinkage,

Exhibit A-4

fuel gas used to operate the processing facilities, and flare, vented and/or or lost and unaccounted for gas that may be incurred in the operation of the processing facilities.

1.43     “Rules” shall have the meaning set forth in Section 9.2(b) of the Agreement.

1.44     “Settlement Agreement” means that certain Settlement Agreement, dated as of May [•], 2020, by and among the Debtors, Catarina Midstream LLC, Carnero G&P LLC, Seco Pipeline, LLC, Sanchez Midstream Partners, LP and TPL SouthTex Processing Company LP.

1.45     “Shipper’s FL&U” shall have the meaning set forth in Section 1.3(a) of the Agreement.

1.46     “Shipper’s Gas” shall have the meaning set forth in Section 1.1 of the Agreement.

1.47     “Subject Gas” shall have the meaning set forth in Section 8.1(a) of the Agreement.

1.48     “Temporary Arrangements” shall have the meaning set forth in Section 8.1(a).

1.49     “Term” shall have the meaning set forth in Section 5.1 of the Agreement.

ARTICLE II

MEASUREMENT AND TESTS

The measurement and tests for quality of Gas delivered hereunder will be governed by the following:

2.1       The volume will be measured by meters installed, maintained and operated by or on behalf of Transporter. Computations shall be made in accordance with industry practice.

2.2       For the purpose of measurement, and meter calibration, the atmospheric (Barometric) pressure will be in accordance with AGA Report No. 3/API 14.3, as it is now and from time to time may be revised.

2.3       The unit of volume for purposes of measurement will be one (1) cubic foot of gas at a temperature base of sixty degrees (60°) Fahrenheit and at a pressure base of fourteen and seventy-three hundredths (14.73) psia.

2.4       The temperature will be adjusted to standard conditions by a compensation device included with the meter. Corrections will be made in accordance with industry practice.

2.5       Specific gravity will be determined with accuracy to the nearest one-thousandth by taking samples of the Gas at the Receipt Point(s) at such times as may be determined to be necessary in practice by the use of an instrument commonly used and accepted in the industry.

2.6       Tests for carbon dioxide, sulfur, and hydrogen sulfide content of the Gas delivered hereunder will be made by approved standard methods from time to time as requested by either Party, but not more often than once each Month.

Exhibit A-5

2.7       All measuring equipment, housing devices, and materials shall be of standard manufacture and will, with all related equipment, appliances and buildings, be installed, maintained, and furnished by Transporter or its designee at Transporter’s expense. Shipper may install and operate checkmeasuring equipment, which will not interfere with the use of Transporter’s equipment. All testing equipment shall be of standard manufacture and will be maintained, operated and furnished by Transporter or its designee at Transporter’s expense.

2.8       The accuracy of Transporter’s measuring and testing equipment will be verified by Transporter at necessary intervals, to ensure accurate measurement. Tests for quality of the Gas may be made at the time of equipment testing, or at other times, as deemed necessary by Transporter. Notice of the time and nature of each test shall be provided to Shipper sufficiently in advance to permit Shipper to have a representative present. Measuring and testing equipment will be tested by reasonable means and methods in the presence of representatives of both Shipper and Transporter, if present. If Shipper fails to have a representative present after proper notice, the results of such tests will be provided to Shipper and will nevertheless be considered accurate until the next test. All tests will be made at Transporter’s expense, except that Shipper will bear the expense of tests made at its request, if the inaccuracy found is one percent (1%) or less.

2.9       If at any time any of the measuring or testing equipment is found to be out of service, or registering inaccurately in any percentage, it will be adjusted at once to read accurately within the limits prescribed by the manufacturer. If any measuring equipment shall be found to be inaccurate by an amount exceeding one percent (1%) at a reading corresponding to the average hourly rate of flow for the period since the last preceding test, the previous reading of such equipment will be disregarded for any period definitely known or agreed upon or if not so known or agreed upon for a period of sixteen (16) Days or one-half (1/2) of the elapsed time since the last test, whichever is shorter. The volume of Gas delivered during such period will be estimated by:

(a)        using the data recorded by any check-measuring equipment if installed and accurately registering; or

(b)        if the check measuring equipment is not installed or registering accurately by correcting the error if the percentage of error is ascertainable by calibration test or mathematical calculation; or

(c)        if neither such method is feasible, by estimating the quantity, or quality, delivered based upon deliveries under similar conditions during a period when the equipment was registering accurately; and

provided,  that, no corrections will be made for recorded inaccuracies of two percent (2%) or less.

2.10     Shipper and Transporter will have the right to inspect equipment installed or furnished by the other, and the charts and other measurement or testing data of the other, at all times during business hours, but the reading, calibration and adjustment of such equipment and changing of charts will be done only by the Party owning such equipment. Each Party will preserve all original test data, charts and other similar records in such Party’s possession for a period of at least two (2) years.

Exhibit A-6

ARTICLE III

DELIVERY PRESSURE AND COMPRESSION

3.1       All Gas delivered by or for the account of Shipper to Transporter hereunder must be delivered at pressures as may be needed to enter Transporter’s System against the working pressures maintained therein from time to time, but not to exceed the pressure required to sustain the redelivery pressure specified in Section 3.2 below or the maximum pressure set forth on Exhibit B of the Agreement.

3.2       All Gas delivered by Transporter to Shipper or Shipper’s designee hereunder must be delivered at pressures sufficient to enter Shipper’s or Shipper’s designee’s facilities against a working pressure maintained therein from time to time.

3.3       Notwithstanding the other provisions of the Agreement, neither Transporter nor Shipper shall be required to provide compression to effectuate the delivery or redelivery of gas pursuant in this Agreement.

ARTICLE IV

QUALITY

4.1       All Gas delivered to Transporter at the Receipt Point under this Agreement will comply with the following specifications:

(a)        Water Vapor: The Gas will not have a water vapor content in excess of seven (7) pounds per Mcf of Gas.

(b)        Hydrogen Sulfide: Subject to provisions of Section 4.1(h) hereof, the Gas will not contain more than one-quarter (1/4) grain of hydrogen sulfide per one hundred (100) cubic feet of Gas, as determined by quantitative tests.

(c)        Total Sulfur: Subject to provisions of Section 4.1(h) hereof, the Gas will not contain more than five (5) grains of total sulfur per one hundred (100) cubic feet of Gas, as determined by quantitative tests.

(d)        Temperature: The Gas will not have a temperature less than forty (40) degrees Fahrenheit or more than one hundred twenty (120) degrees Fahrenheit.

(e)        Carbon Dioxide: Subject to provisions of Section 4.1(h) hereof, the Gas will not contain more than two percent (2%) by volume of carbon dioxide.

(f)        Oxygen: Subject to provisions of Section 4.1(h) hereof, the Gas will not contain more than ten (10) parts per million of oxygen by volume.

(g)        Nitrogen: Subject to provisions of Section 4.1(h) hereof, the Gas will not contain more than two percent (2%) by volume of nitrogen.

(h)        Non-hydrocarbons: Notwithstanding the foregoing provisions of this Section 4.1 to the contrary, the Gas will not contain more than three percent (3%) by volume of

Exhibit A-7

total nonhydrocarbons, which will include, but not be limited to, water hydrogen sulfide, sulfur, carbon dioxide, oxygen and nitrogen.

(i)         Objectionable Liquids and Solids and Dilution: The Gas will be free of objectionable liquids and solids, will not contain any hydrocarbons which might condense to free liquids in the pipeline under normal pipeline conditions and will be commercially free from dust, gums, gum-forming constituents, and other liquids or solid matter which might become separated from the Gas in the course of transportation through pipelines.

(j)         Gross Heating Value: The gas will contain a Gross Heating Value of at least nine hundred fifty (950) Btu per cubic foot, but not greater than one thousand and fifty (1050) Btu per cubic foot. The Gross Heating Value will be the number of Btus produced by the complete combustion of a cubic foot of Gas (excluding hydrogen sulfide) at a temperature base of sixty degrees (60°) Fahrenheit and a pressure base of fourteen and seventy-three hundredths (14.73) psia. Heating values shall be expressed in Btu per cubic foot and may be determined by calorimeter, calculation from compositional analysis or other acceptable industry practices and shall reflect the actual condition of the Gas on delivery as adjusted for pressure, water content, and compressibility unless otherwise prescribed by statute. For the purposes of making Btu calculations, the gas shall be considered saturated at the delivery conditions of pressure and temperature.

4.2       Provided that all Gas delivered by Shipper to Transporter at a Receipt Point meets all quality specifications as provided above, the Gas delivered by Transporter at the Delivery Point will meet the same quality specifications. If the quality specifications of the receiving pipeline at the Delivery Point are modified to include additional specifications or become more stringent than those in place as of the Effective Date, the quality specifications above will automatically be amended to include the additional or more stringent quality specifications, and Transporter will not be required to accept at the Receipt Point or deliver at the Delivery Point any Gas tendered by Shipper for transportation under this Agreement until Shipper conforms the Gas to such specifications. Upon mutual agreement, Transporter may conform Gas to meet the more stringent specifications of the receiving pipeline and charge a mutually agreeable fee for doing so.

4.3       If the Gas delivered at any Receipt Point fails to meet any of the quality specifications stated above, then Transporter will notify Shipper, and Shipper will make a diligent effort to correct the situation. Transporter will have the right to refuse to accept such Gas for so long as Shipper is unable to deliver Gas conforming to such specifications.

ARTICLE V

PAYMENTS

5.1       After delivery of Gas has commenced, Transporter shall, on or before the 25th day of each Month, render to Shipper a statement showing the quantity of Gas delivered by Transporter to Shipper at the Delivery Point(s) and the amount owed Transporter for such deliveries during the Month preceding such notice. Shipper shall pay Transporter the amount so billed after the delivery of the statement by Transporter on or before the later of (i) the last day of the Month the statement

Exhibit A-8

was received by Shipper, or (ii) ten (10) days after the statement was received by Shipper. All amounts due Transporter from Shipper, including penalties, are payable at the address of Transporter shown in Article VI of the Agreement.

5.2       If Shipper fails to pay any amount due Transporter when the same is due, interest thereon will accrue from, but excluding, the due date to, and including, the date payment thereof is actually made at the lesser of: (i) the maximum legal rate of interest permitted by applicable law, or (ii) the Prime Rate, plus 2%, computed on an annualized basis and compounded monthly. For purposes of this Section 5.2, the term “Prime Rate” means the prime rate as published in the Wall Street Journal, or any successor thereto, on the first date of publication for the calendar month in which payment is due. Transporter will render a late payment charge invoice and Shipper will make payment therefor within ten Days of the date of such invoice.

5.3       If any invoice is disputed by Shipper, Shipper will pay the undisputed amounts and will, within ten days from the date of Transporter’s invoice, give Transporter written notification setting forth the disputed amount and the basis therefor. Shipper and Transporter will use reasonable diligence to resolve disputed amounts within thirty (30) days following written notification. If the undisputed amount is not paid when due, the undisputed amount will be subject to late payment charges as described above. Any disputed amount that later is determined to be due to Transporter will be subject to late payment charges from the original due date.

5.4       Each Party has the right at any and all reasonable times to examine the books and records of the other, to the extent necessary to verify the accuracy of any statement, charge, computation or demand made under this Agreement.

ARTICLE VI

TAXES

6.1       Transporter shall pay or cause to be paid the taxes lawfully levied on Transporter, or otherwise to be borne contractually by Transporter and applicable to the Gas delivered hereunder prior to its delivery to Shipper or Shipper’s designee at the Delivery Point(s). Shipper shall pay all taxes lawfully levied on Shipper applicable to such Gas after delivery to Shipper or Shipper’s designee or otherwise to be borne contractually by Shipper under the terms of the Agreement.

ARTICLE VII

WARRANTY OF TITLE

7.1       Shipper warrants title to all Gas delivered by it, that it has the right to same, and that such Gas is free from liens and adverse claims of every kind. Shipper shall pay or cause to be paid all sums due on the gathering or handling of the Gas delivered by Transporter. Shipper shall indemnify and save Transporter harmless from and against all taxes, payments, liens or other charges applicable to said Gas arising prior to its delivery to Transporter or Transporter’s designee.

Exhibit A-9

ARTICLE VIII

FORCE MAJEURE

8.1       Except for Shipper’s obligations to make payments hereunder, neither Party will be liable for any failure to perform the terms of the Agreement when such failure is due to Force Majeure. The term “Force Majeure” as employed in this Agreement shall mean acts of God, strikes, lockouts, or industrial disputes or disturbances, civil disturbances, arrests and restraint from rulers or people, interruptions or terminations by or as a result of government or court action or orders, or present and future valid orders of any regulatory body having jurisdiction, acts of the public enemy, wars, riots, blockades, insurrections, inability to secure or delay in securing labor or materials by reason of allocations promulgated by authorized governmental agencies, epidemics, landslides, lightning, earthquakes, fire, storm, floods, washouts, explosions, breakage or freezing of pipelines (so long as such breakage is not directly caused by Transporter), inability to obtain easement or rights-of-way, allocation or curtailment by third parties of downstream capacity, constraints on or physical disruptions to transportation downstream of and directly connected to Shipper’s or Transporter’s facilities used herein, refusal or other failure to accept Gas by Persons downstream of Transporter’s facilities that are directly connected to Transporter’s System or to any Delivery Point, the making of repairs or alterations to lines of pipe or plants, partial or entire failure of gas supply, failure or inability or any other cause, whether of the kind herein enumerated or otherwise not reasonably within the control of the Party claiming Force Majeure. The Force Majeure will, so far as possible, be remedied with all reasonable dispatch. The settlement of strikes or lockouts or industrial disputes or disturbances will be entirely within the discretion of the Party having the difficulty, and the above requirement that any Force Majeure will be remedied with all reasonable dispatch will not require the settlement of strikes, lockouts, or industrial disputes or disturbances by acceding to the demands of any opposing Party therein when such course is inadvisable in the discretion of the Party having the difficulty. A decision to close a facility due to business or economic conditions will not fall within the meaning of “force majeure.”

8.2       If a Party claims Force Majeure that affects one or more Delivery Point(s), nothing herein will require the Party claiming Force Majeure to make deliveries or to take Gas at an alternative Delivery Point(s), not designated in Exhibit B of the Agreement.

ARTICLE IX

GOVERNMENTAL RULES, REGULATIONS AND AUTHORIZATION

9.1       This Agreement will be subject to all valid applicable state, local and federal laws, orders, directives, rules and regulations of any governmental body, agency or official having jurisdiction over this Agreement and the transportation of Gas hereunder.

9.2       If at any time during the Term of the Agreement, any Governmental Authority having jurisdiction over this Agreement and the transportation of Gas hereunder takes any action as to Transporter or Shipper or any third party transporter whereby the sale, transportation other handling (including compression or treating), delivery, receipt and use of Gas as contemplated hereunder is proscribed or subjected to terms, conditions, regulations, restraints, or price or rate controls, ceilings or limits that in the sole judgment of Transporter or Shipper are unduly or overly burdensome to that Party, such Party may at any time thereafter terminate this Agreement, upon

Exhibit A-10

thirty (30) days written notice without further liability hereunder, except as to obligations (including but not limited to payment obligations) incurred prior to the time of such termination.

9.3       Shipper and Transporter agree to file or have filed in a timely manner all applications, affidavits, statements and notices required for sale, transportation and delivery of the Gas hereunder.

ARTICLE X

ASSIGNMENT

10.1     The Agreement (including this Exhibit A and other Exhibits attached thereto), including, without limitation, any and all renewals, extensions, amendments and/or supplements hereto, will run with the land and will be binding upon and inure to the benefit of the successors and assigns of the Parties, provided that neither Party may assign or otherwise convey all or any portion of its right, title, or interest under this Agreement without obtaining the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned, or delayed, and any attempts to assign without such consent will be void ab initio.  Notwithstanding the foregoing, (i) either Party may assign this Agreement to an Affiliate of such Party without the consent of the other Party, and (ii) either Party may pledge this Agreement to secure any credit facility or indebtedness of such Party or its Affiliates without the consent of the other Party.

10.2     Subject to Section 1.4 of the Agreement, if any transfer of the Agreement occurs, (i) the transferee (other than any grantee under any lien, pledge, encumbrance or security interest) shall assume in writing the obligations and liabilities of the transferor under this Agreement, and (ii) no transfer or succession to the interest of Shipper hereunder, wholly or partially, shall affect or bind Transporter until the first of the month following the date Transporter has received a copy of the recorded transfer document or other proof satisfactory to Transporter that the claimant is legally entitled to such interest.

ARTICLE XI

AGENCY DESIGNATION

11.1     Shipper may designate an agent, which may be Transporter, to nominate and schedule transportation service on Shipper’s behalf. Shipper shall notify Transporter in writing of the designated agent, if any.

11.2     Transporter is authorized to rely on nominations and scheduling information provided by Shipper’s agent. By designating an agent, Shipper agrees to indemnify and save Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses arising in any way from Shipper’s agent’s actions on behalf of Shipper, Shipper’s agent’s failure to act on behalf of Shipper, or Transporter’s reliance upon the information provided to Transporter by Shipper’s agent; provided, however that such indemnification will not excuse Transporter from liability for actions taken when Transporter is acting as agent.

Exhibit A-11

ARTICLE XII

MISCELLANEOUS

12.1     No waiver by either Transporter or Shipper of any default of the other under this Agreement will operate as a waiver of any future default, whether of like or different character or nature.

12.2     This Agreement may be amended only by a written instrument executed by the Parties hereto and expressly stating that it is an amendment to this Agreement.

12.3     The headings used throughout this Agreement are inserted for reference purposes only, and are not to be construed or taken into account in interpreting the terms and provisions of any Article, nor to be deemed in any way to qualify, modify or explain the effects of any such term or provision.

Exhibit A-12

EXHIBIT B

TRANSPORTER’S SYSTEM

Transporter’s System: [to come]1

Receipt Point(s): The tailgate of the Raptor Plant in LaSalle County, Texas.

Delivery Point(s): The interconnection between Transporter’s System and Texas Pipeline

Webb County Lean System, LLC’s Kudu Plant in Webb County, Texas.

Transportation Fee:

•     For Firm services: $[***] per MMBtu, as may be escalated annually under Section 3.2 of the Agreement.

•     For Interruptible services: $[***] per MMBtu, as may be escalated annually under Section 3.2 of the Agreement.

Maximum Pressure (psig): Actual operating pressure, not to exceed 1,200psig.

1         NTD: Insert a detailed description or map here.

Exhibit B-1

EXHIBIT C

Exhibit C-1

Memorandum of Agreement

[NTD: to come.]

Exhibit D-1

Exhibit F

Catarina Gathering Amendment

AMENDMENT NO. 2 TO FIRM GATHERING AND PROCESSING AGREEMENT

This AMENDMENT NO. 2 TO FIRM GATHERING AND PROCESSING AGREEMENT (this “Second Amendment”), executed on the Approval Date but deemed effective as of the Closing Date (“Amendment Effective Time”), is by and between SN Catarina, LLC, a Delaware limited liability company (“Producer”) and Catarina Midstream, LLC, a Delaware limited liability company (“Gatherer”).  Producer and Gatherer may be referred to in this Second Amendment individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Producer and Gatherer entered into that certain Firm Gathering and Processing Agreement, dated as of October 14, 2015 (the “Original Gathering Agreement”), as amended by that certain Amendment No. 1 to Firm Gathering and Processing Agreement, dated as of June 30, 2017 (the “First Amendment”, and together with the Original Gathering Agreement, the First Amendment and this Second Amendment, collectively, the “Gathering Agreement”), pursuant to which Gatherer provides certain gathering, transportation, and processing services to Producer;

WHEREAS, on August 11, 2019, Sanchez Energy Corporation (“Sanchez”) and certain of its subsidiaries, including Producer, filed for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”);

WHEREAS, on April 6, 2020, Sanchez and certain of its subsidiaries, including Producer, filed that certain Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Debtor Affiliates with the Bankruptcy Court at Docket No. 1109, as amended by that certain Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Debtor Affiliates filed with the Bankruptcy Court at Docket No. 1149 on April 26, 2020, as further amended by that certain Second Amended Joint Chapter 11 Plan of Reorganization of Sanchez Energy Corporation and its Debtor Affiliates, filed with the Bankruptcy Court at Docket No. 1198 on April 30, 2020 (as amended from time to time, the “Chapter 11 Plan”); and

WHEREAS, in connection with the effectiveness of the Chapter 11 Plan, the Parties desire to amend the Gathering Agreement to institute a new Gathering & Processing Fee, to remove Producer’s minimum volume commitments and related deficiency fee obligations, and to revise the definition of Dedicated Acreage, together with such other amendments, as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other valuable consideration, the Parties hereby agree as follows:

Section 1.1      Definitions.  Capitalized terms used throughout this Second Amendment and not defined herein have the meanings ascribed to them in the Gathering Agreement.

Section 1.2      Amendments.

 (a)        All references to the “Agreement” in the Gathering Agreement shall be deemed to include the terms and conditions of the First Amendment and this Second Amendment, as applicable.

(b)        Exhibit A to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(c)        Exhibit B to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

(d)        Exhibit C to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit C attached hereto.

(e)        Exhibit D to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

(f)        Exhibit E to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.

(g)        Exhibit F to the Gathering Agreement is hereby deleted in its entirety and replaced with Exhibit F attached hereto. The title of Exhibit F is hereby amended to “Pipelines” in all instances throughout the Gathering Agreement.

(h)        The following definitions are added to Section 1.1 of the Gathering Agreement in the appropriate alphabetic order:

“Approval Date” means the date on which the Bankruptcy Court enters the Approval Order.

“Approval Order” means an order of the Bankruptcy Court reasonably acceptable to the parties to the Settlement Agreement, entered pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure, approving the Settlement Agreement, which order has not been reversed, vacated or stayed.

“Bankruptcy Cases” means the chapter 11 cases of the Debtors pending before the Bankruptcy Court, styled In re Sanchez Energy Corporation, et al., Case No. 19-34508 (MI) (Bankr. S.D. Tex.) (Jointly Administered).

“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas.

“Chapter 11 Plan” has the meaning set forth in the recitals.

“Closing Date” means the date the Closing Notice is executed and filed with the Bankruptcy Court.

“Closing Notice” means a notice of the occurrence of Closing (as defined in the Settlement Agreement and attached thereto as Exhibit G).

“Debtors” means, collectively, prior to the Effective Date, Sanchez Energy Corporation and each of its direct and indirect subsidiaries that are debtors and debtors-in-possession in the Bankruptcy Cases, including SN EF Maverick, LLC and SN Catarina, LLC, and, after the Effective Date, such entities as reorganized pursuant to the Chapter 11 Plan.

“First Amendment” means that certain Amendment No. 1 to Firm Gathering and Processing Agreement, dated as of June 30, 2017 with a deemed effective time of 12:01 a.m. on April 1, 2017, between Producer and Gatherer.

“Pipelines” has the meaning set forth in Section 18(a).

“Second Amendment” means that certain Amendment No. 2 to Firm Gathering and Processing Agreement, dated as the Approval Date but effective as of the Closing Date, between Producer and Gatherer.

“Settlement Agreement” means that certain Settlement Agreement, dated as of June [•], 2020, by and among the Debtors, Catarina Midstream LLC, Carnero G&P LLC, Seco Pipeline, LLC, Sanchez Midstream Partners, LP and TPL SouthTex Processing Company LP.

“Termination Notice” has the meaning set forth in Section 9.1(a).

“Transferee” means a Person who receives all or part of the Pipelines through a Transfer pursuant to Section 18.

(i)         The following definitions are deleted from Section 1.1 of the Gathering Agreement:

 “Contract Quarter”; “Commitment Term”; “Election Notice”; “Excess Gas Volume”; “Excess Oil Volume”; “Gas Deficiency Volume”; “Gas Commitment Term”; “Minimum Quarterly Quantity of Gas”; “Minimum Quarterly Quantity of Oil”; “Oil Deficiency Volume”; “Oil Commitment Term”; “Quarterly Deficiency Payments”; “Quarterly Gas Deficiency Payment”; “Quarterly Oil Deficiency Payment”; and “Third Party Agreement”.

(j)         The following definitions from Section 1.1 of the Gathering Agreement are deleted in their entirety and replaced with the following:

“Cash Value” means the market value (expressed in U.S. dollars) of the Pipelines subject to the proposed Transfer, based on the amount that a willing buyer would pay a willing seller in an arm’s length transaction.

“Control” (including its derivatives and similar terms) means (a) with respect to any Person, possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of any such relevant Person by ownership of voting interest, by contract or otherwise; provided, however, that solely having the power to act as the operator of a Person’s day-to-day commercial operations, without otherwise having the direct or indirect power to direct or cause the direction of the management and policies of such Person, shall not satisfy the foregoing definition of “Control” and (b) with respect to any Products or water, such Products or water with respect to which Producer has the contractual right or obligation (pursuant to a marketing, gathering, transportation, processing, agency, operating, unit or similar agreement) to market, gather, transport or process such Products or water and Producer elects or is obligated to market, gather, transport or process such Products or water.

“Dedicated Leases” means Producer’s mineral leases located within the area described on Exhibit C – Part 1, now existing or hereafter acquired, as such mineral leases may be in effect during the Term, including those mineral leases set forth on Exhibit C - Part 3 attached hereto and made a part hereof.

“Right of First Refusal” has the meaning set forth in Section 18(a).

“Transfer” has the meaning set forth in Section 18(a).

(k)        Section 2.2 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Subject to the terms of the Dedicated Instruments, Producer exclusively dedicates and commits the Dedicated Acreage to this Agreement and to deliver to Gatherer under this Agreement, as and when produced, (a) all of the Dedicated Products and water owned by Producer and (b) all of the third party Gas, Oil and water under the Control of Producer, in each case produced during the Term from the Dedicated Acreage. The Gathering and Processing Fee provided for herein, and the dedication contemplated hereby, shall apply to (a) all of the Dedicated Products and water owned by Producer and (b) all of the third party Gas, Oil and water under the Control of Producer, in each case produced during the Term from the area described on Exhibit C – Part 1, including, for the avoidance of doubt, all of the foregoing produced from wells or leases within the area described on Exhibit C – Part 1 acquired or developed on or after the Closing Date.

(l)         Section 2.5 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 2.5 Memorandum. In connection with the execution of the Second Amendment and from time to time during the Term, the Parties will execute, acknowledge, deliver and record a “short form” memorandum of this Agreement substantially in the form of Exhibit E identifying the Dedicated Acreage and identifying the lands, leases and wells within the Dedicated Acreage in which Producer and its Affiliates own interests, which Producer will file of record in the real property records of each county that contains Dedicated Acreage. Notwithstanding the foregoing, Gatherer shall also have the right to file and record such memorandum of this Agreement and any necessary supporting documents or instruments in the real property records of each county that contains Dedicated Acreage.

(m)       Section 3.1(b) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

(b)        Reserved;

(n)        Section 3.3 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 3.3      Reserved.

(o)        Section 3.5 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 3.5  Gathering System Interruptions.  Producer’s Products entitled to Firm service may be, from time to time, interrupted, curtailed, or disrupted (herein, a “Disruption”) to the extent reasonably necessary (as determined by Gatherer acting in its reasonable discretion) for any of the following reasons: (i) safe operation of the Gathering System, (ii) an ongoing event of Force Majeure affecting Gatherer, (iii) subject to the Gatherer’s compliance with the other terms and conditions of this Agreement, the inability of a Delivery Point to receive Producer’s Products, and (iv) upon reasonable advance notice to Producer, maintenance, expansions or modifications of the Gathering System from time to time, provided that with respect to this item Gatherer will reasonably cooperate with Producer to minimize adverse effects due to such work.  In the event of a Disruption, Gatherer will give Producer prompt notice with reasonable detail of the reason for the Disruption and a good faith estimate of the duration and extent of such Disruption.  In such event Gatherer shall not be in breach or default of its obligations under this Agreement and shall have no liability to Producer in connection with or resulting from any such curtailment; provided, however, that Gatherer shall, at Producer’s request, release from dedication under this Agreement all of Producer’s volumes interrupted or curtailed as the result of such Disruption.  When Gatherer reestablishes Producer’s Firm service as to such volumes interrupted or curtailed by a Disruption, Gatherer shall give Producer notice of such fact and Producer shall recommence deliveries to Gatherer of the volumes that would have otherwise been released from dedication as a result of such Disruption on the first Day of the Month following the receipt of such notice and all such volumes shall again be subject to this Agreement.

(p)        The title to Article 5 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

ARTICLE 5

FEES, BILLING, AND PAYMENT

(q)        Section 5.2 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 5.2    Reserved.

(r)         Section 5.3(a)(vi) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

(vi)       Reserved.

(s)        Section 5.3(b) of the Gathering Agreement is hereby amended by deleting “including any amounts for prior period adjustments, late payments and the Quarterly Deficiency Payments, if any” and replaced with “including any amounts for prior period adjustments and late payments”.

(t)         Section 5.4 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 5.4  Annual Rate Adjustment.  Effective on each anniversary of the Effective Date through the Term of this Agreement, the Gathering and Processing Fee (other than related to water) shall be adjusted by the product of the fees then in effect multiplied by the percentage increase (if any) between the Consumer Price Index (All Urban Consumers (CPI-U); U.S. City Average; All items, 1982-1984 reference base), issued by the United States Department of Labor, Bureau of Labor Statistics (“BLS”) (the “CPI”) for January of the current year and the CPI for January of the immediately preceding year; provided that in no event shall the fees hereunder be increased by more than 3% from the fees in effect for the immediately preceding year, or decreased.  If the 1982-1984 reference base is no longer used as the standard reference base by BLS, then the standard reference base shall be that established from time to time by BLS as the replacement for the CPI. For the avoidance of doubt and notwithstanding anything to the contrary, the Gathering and Processing Fee (including related to water) shall not be adjusted other than as specifically set forth in this Section 5.4.

(u)        Section 9.1(a) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

This Agreement will commence on the Effective Date and remain in full force and effect until the 15th anniversary of the Effective Date (the “Primary Term”).  Unless terminated by Producer as provided below in this Section 9.1(a), upon the expiration of the Primary Term, this Agreement shall renew automatically for additional terms of twelve (12) months each thereafter (each, a “Renewal Term”) on the existing terms (including the then-existing rates) for up to four (4) total Renewal Terms.  No later than the date which is one hundred eighty (180) Days prior to the expiration of the Primary Term or Renewal Term (as applicable), Producer may elect in writing (a “Termination Notice”) to terminate this Agreement.  Upon Producer’s delivery to Gatherer of the Termination Notice, the

Parties agree to negotiate in good faith an extension of this Agreement on the same terms and conditions except with a Gathering and Processing Fee which is at the then prevailing market rate for comparable gathering systems in the South Texas producing region.  The period of time that this Agreement remains in effect pursuant to this Section 9.1 is referred to as the “Term”.

(v)        Sections 9.1(b)-(f) of the Gathering Agreement are hereby deleted in their entirety.

(w)       Section 10.2(a) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Producer’s Oil received and delivered at each Receipt Point will meet the following quality specifications:

Constituent or Property	Limit
Sediment (excluding water)	Not more than 4.0% by volume
Temperature	Not more than 135°F
Hydrogen Sulfide	Not more than 100 ppm
Viscosity	Not to exceed 1.5 centistokes at 135°F
Total Sulphur	Not more than 0.3% by weight
Organic Chlorides	Not more than 1.5 ppm
Olefins	Not more than 0.5%
Mercaptans	Not more than 0.025% by weight

(x)        Section 11.3 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 11.3  Performance Excused; Mitigation Duty.  In the event a Party is rendered unable, wholly or in part, by an event of Force Majeure, to carry out its obligations under this Agreement, such Party shall be excused from performance under this Agreement and shall not be liable for any failure to perform (except as set forth in the last sentence of this Section 11.3) during a Force Majeure event, and neither Gatherer nor Producer will be liable in damages to the other for any act, omission, or circumstances occasioned by or in consequence of such Force Majeure event (except as set forth in the last sentence of this Section 11.3), in each case, to the extent affected by such Force Majeure event.  Except as provided herein, the Party experiencing a Force Majeure event shall use commercially reasonable efforts to mitigate the effects of any Force Majeure event and to remedy any inability to perform its obligations hereunder due to such events as promptly as reasonably practicable.  It is understood and agreed that the settlement of strikes or lockouts shall be entirely with the discretion of the Party affected thereby, and that the above requirement that any Force Majeure shall be mitigated using commercially reasonable efforts shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party affected thereby.  Notwithstanding anything to the contrary in this Section 11.3, no Party shall be excused from any indemnity obligation or any payment obligation for amounts due or becoming due under this Agreement by reason of this Section 11.3.

(y)        Section 11.5 of the Gathering Agreement is hereby deleted in its entirety.

(z)        Section 16.1 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 16.1  Notices.  Any notice, request, demand, statement, bill, payment or other communication provided for in this Agreement or any notice which any Party may desire to give to the other, will be in writing and will be considered as duly delivered if delivered by mail, email, commercial courier, facsimile or personally, to the address or facsimile numbers of the applicable Parties, and to the attention of their respective contact persons, as follows:

Gatherer:         Catarina Midstream, LLC

c/o Sanchez Midstream Partners LP

1360 Post Oak Blvd, Suite 2400

Houston, TX 77056

Attn: Chief Financial Officer

Email: cward@sanchezmidstream.com

with a copy (which shall not constitute notice) to:

Hunton Andrews Kurth LLP

600 Travis St, Suite 4200

Houston, Texas 77002

Attention:  Philip Haines

Email: phaines@huntonak.com

Producer:         SN Catarina, LLC

c/o Sanchez Energy Corporation

1000 Main, Suite 3000

Houston, Texas 77002

Attn: General Counsel

Fax: (713) 756-2784

Email: gkopel@sanchezog.com

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

250 West 55th Street

New York, New York 10019

Facsimile: (212) 468-7900

Attention: Dennis L. Jenkins and James A. Newton

Email: djenkins@mofo.com and jnewton@mofo.com

Notwithstanding the foregoing of this Section 16.1, statements, bills and invoices may be delivered via email or other electronic means as may be agreed to between the Parties and nominations and changes thereto may be delivered pursuant to Section 6.1.  Either Party may at any time and from time to time by written notice to the other Party designate different persons or addresses for notice.

Notices will be deemed received: (a) if sent by first class mail, three (3) Business Days after the postmark date when properly addressed and deposited in the United States mail, first class postage prepaid; (b) if sent by email, upon transmission so long as the sender does not receive an automatic system notification that such email was not deliverable; (c) if sent by facsimile, upon the sending Party’s receipt of its facsimile machine’s confirmation of successful transmission, provided that if the Day on which such facsimile is sent is not a Business Day or is after 5:00 p.m. on a Business Day in the receiving Party’s jurisdiction, then such facsimile will be deemed to have been delivered on the next Business Day; (d) if sent by commercial courier, upon the date of actual delivery as evidenced by the recipient’s written acknowledgment of receipt; and (e) if delivered personally, upon the date of actual delivery.

(aa)      Section 17.6 of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:

Section 17.6    Consent to Disconnection.  If this Agreement terminates for any reason whatsoever, Producer hereby consents and agrees that Gatherer shall be entitled to disconnect, at its sole cost and expense, any wells, leases, pipeline connections or other facilities utilized by Producer that deliver Producer’s Products at the Receipt Points under this Agreement after ten (10) Days prior written notice.  “Disconnect” for the purposes of this Section 17.6 means to remove metering facilities, pipelines and any other interconnection facilities through which Producer’s Products was delivered under this Agreement that are either owned by Gatherer, or owned by the pipeline with which Gatherer contracted for the gathering or transportation services at the Delivery Point(s).  This consent and agreement by Producer in this paragraph applies to both Gatherer and Gatherer’s Affiliates, without distinction, and is intended in all respects to satisfy the laws, rules or regulations of any applicable jurisdiction.

(bb)      The reference to Section 9.1(b)-(f) in Section 17.9 of the Gathering Agreement is hereby deleted in its entirety.

(cc)      A new Section 18 is added to the Gathering Agreement as follows:

Section 18       Right of First Refusal.

(a)        If at any time Producer desires to directly Transfer all or any portion of the pipelines located in Dimmit, La Salle and Webb Counties, Texas as described in more detail in Exhibit F (the “Pipelines”) to a ready, willing and able unaffiliated

Transferee in a bona fide, arms-length transaction (a “Transfer”), Gatherer shall have a right of first refusal to purchase the Pipelines from Producer (the “Right of First Refusal”); provided that, for purposes of this Section 18, a Transfer (i) shall not include a sale of all or substantially all of the assets or equity of any of Producer, its Affiliates or Sanchez Energy Corporation, a package sale, or a merger, reorganization, consolidation or other similar transaction involving either Producer, its Affiliates or Sanchez Energy Corporation, including in connection with any bankruptcy proceeding , and (ii) shall include any proposed lease of all or any portion of the Pipelines. For the avoidance of doubt, if Producer elects to sell a portion of the assets constituting the Pipelines in a Transfer, but not all of the Pipelines, the Right of First Refusal shall apply only to the portion of the Pipelines which Producer elects to sell.

(b)        Producer shall disclose relevant final terms and conditions of a Transfer of the Pipelines in a notice to Gatherer, which notice shall include a description of the transaction in which Producer proposed to Transfer the Pipeline(s), including the Cash Value if the Transfer is not a Cash Transfer. Gatherer shall have the right to acquire the Pipelines subject to such proposed Transfer from Producer on the same such terms and conditions as were negotiated with the proposed Transferee, if, within 15 days after Producer's notice, Gatherer delivers to Producer a counter-notification that it accepts such terms and conditions (subject to the other provisions of this Section 18, where applicable). If Gatherer does not deliver such counter-notification within such 15 day period, such Transfer to the proposed Transferee may, subject to the other provisions of this Agreement, including the restrictions set forth in Section 2.6 and Article 13, proceed without further notice under terms and conditions no more favorable to the Transferee than those set forth in the notice to Gatherer; provided that such Transfer shall be concluded within 180 days from the date of the original notice to Gatherer. If such Transfer fails to be concluded within such 180 day period and the parties thereto desire thereafter to proceed with such proposed Transfer or the terms and conditions of such Transfer change to be more favorable to the Transferee than those contained in the applicable notice to Gatherer, in each case, Producer shall be required to re-offer the assets subject to the Transfer to Gatherer in accordance with the terms and conditions of this Section 18.

(c)        In the event of a Transfer that is not a Cash Transfer, Producer shall include in its notice to Gatherer a statement of the proposed Cash Value of the Pipelines involved in the Transfer as provided by the proposed Transferee, and Gatherer shall have a right to acquire such Pipelines on the same final terms and conditions as were negotiated with the proposed Transferee except that it shall pay the Cash Value in immediately available funds at the closing of the Transfer in lieu of the consideration payable in the third party offer, and the terms and conditions of the applicable instruments shall be modified as necessary to reflect the acquisition of the applicable Pipelines (and no other properties) for cash.

(d)        For purposes of Section 18(c), the Cash Value included by Producer in its notice to Gatherer shall be conclusively deemed correct unless Gatherer gives notice to Producer within 15 days after receipt of Gatherer's notice stating that it does not agree with the statement of the Cash Value, stating the Cash Value it believes is correct, and providing any supporting information that it believes is helpful. In such event, the Parties shall have 15 days from the date Producer receives notice from Gatherer in which to attempt to negotiate in good faith an agreement on the applicable Cash Value; provided that, after such 15 day period of good faith negotiation, to the extent that the Cash Value cannot be mutually agreed upon, the provisions of this Section 18 shall not apply to such proposed Transfer so long as the Transfer concludes within such 180 day period from the date of the notice.

Section 1.3     Ratification. Except as expressly amended, modified and supplemented hereby, the provisions of the Gathering Agreement are hereby ratified and confirmed in all respects and shall remain in full force and effect.  All references to the Gathering Agreement shall hereafter be deemed to refer to the Gathering Agreement as amended, including by this Second Amendment.

Section 1.4      Integrated Transaction.  Gatherer and Producer intend and agree that the Gathering Agreement and this Second Amendment (including all Exhibits hereto), and the recorded memorandum required hereby constitute and are a single integrated transaction and such documents contain the entire agreement between the Parties with respect to the subject matter of this single, indivisible contract as of the Amendment Effective Time.

Section 1.5      Governing Law.  This Second Amendment shall be governed and construed in accordance with the laws of the State of Texas, without reference to conflicts of laws principles that might apply the laws of another jurisdiction.

[Signature page follows.]

IN WITNESS WHEREOF, this Second Amendment has been duly executed and delivered by each of the Parties on the date first above written, but effective for all purposes as of the Amendment Effective Time.

GATHERER:

CATARINA MIDSTREAM LLC

By:

Name:

Title:

PRODUCER:

SN CATARINA, LLC

By:

Name:

Title:

[Signature Page to Amendment No. 2 to Firm Gathering and Processing Agreement]

EXHIBIT A

Receipt Points; Delivery Point(s)

Receipt Points (AND CGPs)

Meter Number(s)	Receipt Point		Maximum Receipt Capacity
API	Flange of:
	Well Name	Pad
42127337520100	PILONCILLO A 01H	A01	Design capacity limit
42127370580000	PILONCILLO A 01HX	A01	Design capacity limit
42127370590000	PILONCILLO A 01HY	A01	Design capacity limit
42127370600000	PILONCILLO A 01HZ	A01	Design capacity limit
42127337660100	PILONCILLO A 02H	A02	Design capacity limit
42127370550000	PILONCILLO A 02HY	A02	Design capacity limit
42127370560000	PILONCILLO A 02HZ	A02	Design capacity limit
42127338430200	PILONCILLO A 03H	A03/04	Design capacity limit
42127338440000	PILONCILLO A 04H	A03/04	Design capacity limit
42127339600000	PILONCILLO A 05H	A05	Design capacity limit
42127341090000	PILONCILLO A 06HA	A06	Design capacity limit
42127341080000	PILONCILLO A 06HB	A06	Design capacity limit
42127341100000	PILONCILLO A 06HC	A06	Design capacity limit
42127341110000	PILONCILLO A 06HD	A06	Design capacity limit
42127342970000	PILONCILLO A 07HA	A07	Design capacity limit
42127342990000	PILONCILLO A 07HB	A07	Design capacity limit
42127343000000	PILONCILLO A 07HC	A07	Design capacity limit
42127343020000	PILONCILLO A 07HD	A07	Design capacity limit
42127343820000	PILONCILLO A 07HE	A07	Design capacity limit
42127365400000	PILONCILLO A 07HG	A07	Design capacity limit
42127365410000	PILONCILLO A 07HH	A07	Design capacity limit
42127365420000	PILONCILLO A 07HI	A07	Design capacity limit
42127367930000	PILONCILLO A 07HY	A07	Design capacity limit
42127367940000	PILONCILLO A 07HZ	A07	Design capacity limit
42127343010000	PILONCILLO A 08HA	A08	Design capacity limit
42127343030000	PILONCILLO A 08HB	A08	Design capacity limit
42127343040000	PILONCILLO A 08HC	A08	Design capacity limit
42127343050100	PILONCILLO A 08HD	A08	Design capacity limit
42127369940000	PILONCILLO A 08HE	A08	Design capacity limit
42127369950000	PILONCILLO A 08HF	A08	Design capacity limit
42127370000000	PILONCILLO A 08HG	A08	Design capacity limit
42127343060000	PILONCILLO A 08HL	A08	Design capacity limit
42127345030000	PILONCILLO A 09HW	A09	Design capacity limit
42127345140000	PILONCILLO A 09HX	A09	Design capacity limit

42127345040000	PILONCILLO A 09HY	A09	Design capacity limit
42127345050000	PILONCILLO A 09HZ	A09	Design capacity limit
42127346800000	PILONCILLO A 10HA	A10	Design capacity limit
42127346780000	PILONCILLO A 10HB	A10	Design capacity limit
42127346790000	PILONCILLO A 10HC	A10	Design capacity limit
42127346810000	PILONCILLO A 10HD	A10	Design capacity limit
42127369270000	PILONCILLO A 10HE	A10	Design capacity limit
42127369280000	PILONCILLO A 10HF	A10	Design capacity limit
42127347290000	PILONCILLO A 11HA	A11	Design capacity limit
42127347040000	PILONCILLO A 11HB	A11	Design capacity limit
42127347030000	PILONCILLO A 11HC	A11	Design capacity limit
42127347080000	PILONCILLO A 11HD	A11	Design capacity limit
42127347240000	PILONCILLO A 11HE	A11	Design capacity limit
42127347230000	PILONCILLO A 11HF	A11	Design capacity limit
42127350240000	PILONCILLO A 12HA	A12	Design capacity limit
42127350210000	PILONCILLO A 12HB	A12	Design capacity limit
42127350230000	PILONCILLO A 12HC	A12	Design capacity limit
42127370780000	PILONCILLO A 12HD	A12	Design capacity limit
42127370790000	PILONCILLO A 12HE	A12	Design capacity limit
42127370860000	PILONCILLO A 12HU	A12	Design capacity limit
42127370870000	PILONCILLO A 12HV	A12	Design capacity limit
42127370880000	PILONCILLO A 12HW	A12	Design capacity limit
42127350250000	PILONCILLO A 12HX	A12	Design capacity limit
42127350260000	PILONCILLO A 12HY	A12	Design capacity limit
42127350290000	PILONCILLO A 12HZ	A12	Design capacity limit
42127347310000	PILONCILLO A 13HV	A13	Design capacity limit
42127347330000	PILONCILLO A 13HW	A13	Design capacity limit
42127347320000	PILONCILLO A 13HX	A13	Design capacity limit
42127347370000	PILONCILLO A 13HY	A13	Design capacity limit
42127347400000	PILONCILLO A 13HZ	A13	Design capacity limit
42127350890000	PILONCILLO A 14HA	A14	Design capacity limit
42127350730000	PILONCILLO A 14HB	A14	Design capacity limit
42127350740000	PILONCILLO A 14HC	A14	Design capacity limit
42127350820000	PILONCILLO A 14HD	A14	Design capacity limit
42127350850000	PILONCILLO A 14HE	A14	Design capacity limit
42127378400000	PILONCILLO A 14HX	A14	Design capacity limit
42127378420000	PILONCILLO A 14HY	A14	Design capacity limit
42127378410000	PILONCILLO A 14HZ	A14	Design capacity limit
42127347650000	PILONCILLO A 15HL	A15	Design capacity limit
42127347660000	PILONCILLO A 15HM	A15	Design capacity limit
42127347670000	PILONCILLO A 15HW	A15	Design capacity limit

42127347680000	PILONCILLO A 15HX	A15	Design capacity limit
42127347690000	PILONCILLO A 15HY	A15	Design capacity limit
42127347700000	PILONCILLO A 15HZ	A15	Design capacity limit
42127369290000	PILONCILLO A 16HU	A16	Design capacity limit
42127369300000	PILONCILLO A 16HV	A16	Design capacity limit
42127369310000	PILONCILLO A 16HW	A16	Design capacity limit
42127369320000	PILONCILLO A 16HX	A16	Design capacity limit
42127369330000	PILONCILLO A 16HY	A16	Design capacity limit
42127369340000	PILONCILLO A 16HZ	A16	Design capacity limit
42127372740000	PILONCILLO A 18U	A18	Design capacity limit
42127372750000	PILONCILLO A 18V	A18	Design capacity limit
42127372760000	PILONCILLO A 18W	A18	Design capacity limit
42127372780000	PILONCILLO A 18X	A18	Design capacity limit
42127372790000	PILONCILLO A 18Y	A18	Design capacity limit
42127372800000	PILONCILLO A 18Z	A18	Design capacity limit
42127369390100	PILONCILLO A 23HA	A23	Design capacity limit
42127369400000	PILONCILLO A 23HB	A23	Design capacity limit
42127373330000	PILONCILLO A 23HC	A23	Design capacity limit
42127373340000	PILONCILLO A 23HD	A23	Design capacity limit
42127373350000	PILONCILLO A 23HE	A23	Design capacity limit
42127373360000	PILONCILLO A 23HF	A23	Design capacity limit
42127373370000	PILONCILLO A 23HG	A23	Design capacity limit
42127373380000	PILONCILLO A 23HH	A23	Design capacity limit
42127369410000	PILONCILLO A 23HX	A23	Design capacity limit
42127354470000	PILONCILLO A 23HY	A23	Design capacity limit
42127354480000	PILONCILLO A 23HZ	A23	Design capacity limit
42127354670000	PILONCILLO A 24HY	A24	Design capacity limit
42127354690000	PILONCILLO A 24HZ	A24	Design capacity limit
42127377560000	PILONCILLO A 25HA	A25	Design capacity limit
42127377570000	PILONCILLO A 25HB	A25	Design capacity limit
42127377580000	PILONCILLO A 25HC	A25	Design capacity limit
42127377590000	PILONCILLO A 25HD	A25	Design capacity limit
42127377600000	PILONCILLO A 25HE	A25	Design capacity limit
42127372630000	PILONCILLO A 25HX	A25	Design capacity limit
42127372640000	PILONCILLO A 25HY	A25	Design capacity limit
42127372650000	PILONCILLO A 25HZ	A25	Design capacity limit
42127373390000	PILONCILLO A 28HA	A28	Design capacity limit
42127373400000	PILONCILLO A 28HB	A28	Design capacity limit
42127373410000	PILONCILLO A 28HC	A28	Design capacity limit
42127373420000	PILONCILLO A 28HD	A28	Design capacity limit
42127373430000	PILONCILLO A 28HE	A28	Design capacity limit
42127372820000	PILONCILLO A 31HA	A31	Design capacity limit

42127372830000	PILONCILLO A 31HB	A31	Design capacity limit
42127372840000	PILONCILLO A 31HC	A31	Design capacity limit
42127372850000	PILONCILLO A 31HD	A31	Design capacity limit
42127372860000	PILONCILLO A 31HE	A31	Design capacity limit
42127375540000	PILONCILLO A 41HW	A41	Design capacity limit
42127375550000	PILONCILLO A 41HX	A41	Design capacity limit
42127375560000	PILONCILLO A 41HY	A41	Design capacity limit
42127375570000	PILONCILLO A 41HZ	A41	Design capacity limit
42127379250000	PILONCILLO A 42HA	A42	Design capacity limit
42127379260000	PILONCILLO A 42HB	A42	Design capacity limit
42127379270000	PILONCILLO A 42HC	A42	Design capacity limit
42127379280000	PILONCILLO A 42HD	A42	Design capacity limit
42127379050000	PILONCILLO A 43HW	A43	Design capacity limit
42127379060000	PILONCILLO A 43HX	A43	Design capacity limit
42127379070000	PILONCILLO A 43HY	A43	Design capacity limit
42127379080000	PILONCILLO A 43HZ	A43	Design capacity limit
42127373170000	Piloncillo B 01 HB	B01	Design capacity limit
42127373180000	Piloncillo B 01 HC	B01	Design capacity limit
42127373190000	Piloncillo B 01 HY	B01	Design capacity limit
42127373200000	Piloncillo B 01 HZ	B01	Design capacity limit
42127338420000	PILONCILLO B 01H	B01	Design capacity limit
42127377360000	PILONCILLO B 03HA	B03	Design capacity limit
42127377370000	PILONCILLO B 03HB	B03	Design capacity limit
42127377380000	PILONCILLO B 03HC	B03	Design capacity limit
42127377290000	PILONCILLO B 04HA	B04	Design capacity limit
42127377300000	PILONCILLO B 04HB	B04	Design capacity limit
42127377310000	PILONCILLO B 04HC	B04	Design capacity limit
42127376810000	Piloncillo B 06HX	B06	Design capacity limit
42127376820000	Piloncillo B 06HY	B06	Design capacity limit
42127376830000	Piloncillo B 06HZ	B06	Design capacity limit
42127376840000	Piloncillo B 07HX	B07	Design capacity limit
42127376850000	Piloncillo B 07HY	B07	Design capacity limit
42127376860000	Piloncillo B 07HZ	B07	Design capacity limit
42127377400000	PILONCILLO B 09HX	B09	Design capacity limit
42127377410000	PILONCILLO B 09HY	B09	Design capacity limit
42127377420000	PILONCILLO B 09HZ	B09	Design capacity limit
42127338410100	PILONCILLO C 01H	C01H	Design capacity limit
42127343600100	PILONCILLO C 01V	C01V	Design capacity limit
42127351160000	PILONCILLO C 02H	C02	Design capacity limit
42127351210000	PILONCILLO C 03H	C03	Design capacity limit
42127339420100	PILONCILLO C 04HA	C04	Design capacity limit
42127365090000	PILONCILLO C 04HY	C04	Design capacity limit

42127365110000	PILONCILLO C 04HZ	C04	Design capacity limit
42127366300000	PILONCILLO C 05HD	C05	Design capacity limit
42127365650000	PILONCILLO C 05HE	C05	Design capacity limit
42127351470000	PILONCILLO C 06HA	C06	Design capacity limit
42127351490000	PILONCILLO C 06HZ	C06	Design capacity limit
42479410610100	PILONCILLO D 01H	D01	Design capacity limit
42479412340000	PILONCILLO D 03H	D03	Design capacity limit
42479432870000	PILONCILLO D 03HB	D03	Design capacity limit
42479432880000	PILONCILLO D 03HC	D03	Design capacity limit
42479420380000	PILONCILLO D 03HM	D03	Design capacity limit
42479412160100	PILONCILLO D 04H	D04	Design capacity limit
42479415960000	PILONCILLO D 04HA	D04	Design capacity limit
42479415970000	PILONCILLO D 04HB	D04	Design capacity limit
42479415980000	PILONCILLO D 04HC	D04	Design capacity limit
42479415990000	PILONCILLO D 04HD	D04	Design capacity limit
42479416000000	PILONCILLO D 04HE	D04	Design capacity limit
42479412810000	PILONCILLO D 05HA	D05	Design capacity limit
42479412820000	PILONCILLO D 05HB	D05	Design capacity limit
42479412860000	PILONCILLO D 05HY	D05	Design capacity limit
42479412850000	PILONCILLO D 05HZ	D05	Design capacity limit
42479412510000	PILONCILLO D 06HA	D06	Design capacity limit
42479413750000	PILONCILLO D 06HB	D06	Design capacity limit
42479413510000	PILONCILLO D 07HA	D07	Design capacity limit
42479413410000	PILONCILLO D 07HB	D07	Design capacity limit
42479413520000	PILONCILLO D 07HL	D07	Design capacity limit
42479413530000	PILONCILLO D 07HM	D07	Design capacity limit
42479413420000	PILONCILLO D 08HA	D08	Design capacity limit
42479413430000	PILONCILLO D 08HB	D08	Design capacity limit
42479413440000	PILONCILLO D 08HC	D08	Design capacity limit
42479432850000	PILONCILLO D 08HD	D08	Design capacity limit
42479432890000	PILONCILLO D 08HE	D08	Design capacity limit
42479432900000	PILONCILLO D 08HF	D08	Design capacity limit
42479413460000	PILONCILLO D 08HL	D08	Design capacity limit
42479432910000	PILONCILLO D 08HY	D08	Design capacity limit
42479432920000	PILONCILLO D 08HZ	D08	Design capacity limit
42479414120000	PILONCILLO D 09HA	D09	Design capacity limit
42479414130000	PILONCILLO D 09HB	D09	Design capacity limit
42479414140000	PILONCILLO D 09HC	D09	Design capacity limit
42479414190000	PILONCILLO D 09HD	D09	Design capacity limit
42479430560000	PILONCILLO D 09HE	D09	Design capacity limit
42479430570000	PILONCILLO D 09HF	D09	Design capacity limit
42479430580000	PILONCILLO D 09HG	D09	Design capacity limit

42479430590000	PILONCILLO D 09HH	D09	Design capacity limit
42479414520000	PILONCILLO D 10HA	D10	Design capacity limit
42479414530000	PILONCILLO D 10HB	D10	Design capacity limit
42479414540000	PILONCILLO D 10HC	D10	Design capacity limit
42479414610000	PILONCILLO D 10HL	D10	Design capacity limit
42479415100000	PILONCILLO D 11HA	D11	Design capacity limit
42479415080000	PILONCILLO D 11HB	D11	Design capacity limit
42479415090200	PILONCILLO D 11HC	D11	Design capacity limit
42479415110000	PILONCILLO D 11HD	D11	Design capacity limit
42479416180000	PILONCILLO D 12HA	D12	Design capacity limit
42479416130000	PILONCILLO D 12HB	D12	Design capacity limit
42479416170000	PILONCILLO D 12HC	D12	Design capacity limit
42479416140000	PILONCILLO D 12HD	D12	Design capacity limit
42479416820000	PILONCILLO D 13HA	D13	Design capacity limit
42479416870000	PILONCILLO D 13HB	D13	Design capacity limit
42479416880000	PILONCILLO D 13HC	D13	Design capacity limit
42479433140000	PILONCILLO D 13HD	D13	Design capacity limit
42479433150000	PILONCILLO D 13HE	D13	Design capacity limit
42479416720000	PILONCILLO D 14HA	D14	Design capacity limit
42479416730000	PILONCILLO D 14HB	D14	Design capacity limit
42479416740000	PILONCILLO D 14HW	D14	Design capacity limit
42479416750000	PILONCILLO D 14HX	D14	Design capacity limit
42479416760000	PILONCILLO D 14HY	D14	Design capacity limit
42479416660000	PILONCILLO D 14HZ	D14	Design capacity limit
42479416980000	PILONCILLO D 15HA	D15	Design capacity limit
42479416990000	PILONCILLO D 15HB	D15	Design capacity limit
42479417000000	PILONCILLO D 15HC	D15	Design capacity limit
42479417010000	PILONCILLO D 15HD	D15	Design capacity limit
42479417320000	PILONCILLO D 16HA	D16	Design capacity limit
42479417330000	PILONCILLO D 16HB	D16	Design capacity limit
42479432030000	PILONCILLO D 16HC	D16	Design capacity limit
42479433550000	PILONCILLO D 16HE	D16	Design capacity limit
42479432050000	PILONCILLO D 16HY	D16	Design capacity limit
42479432060000	PILONCILLO D 16HZ	D16	Design capacity limit
42479418120000	PILONCILLO D 17HA	D17	Design capacity limit
42479418140000	PILONCILLO D 17HB	D17	Design capacity limit
42479418130000	PILONCILLO D 17HC	D17	Design capacity limit
42479418150000	PILONCILLO D 17HD	D17	Design capacity limit
42479418170000	PILONCILLO D 17HE	D17	Design capacity limit
42479418180000	PILONCILLO D 17HF	D17	Design capacity limit
42479421360000	PILONCILLO D 17HW	D17	Design capacity limit
42479421370000	PILONCILLO D 17HX	D17	Design capacity limit

42479421320000	PILONCILLO D 17HY	D17	Design capacity limit
42479421380000	PILONCILLO D 17HZ	D17	Design capacity limit
42479420330000	PILONCILLO D 18HA	D18	Design capacity limit
42479420280000	PILONCILLO D 18HB	D18	Design capacity limit
42479420370000	PILONCILLO D 18HC	D18	Design capacity limit
42479420290000	PILONCILLO D 18HD	D18	Design capacity limit
42479420300000	PILONCILLO D 18HE	D18	Design capacity limit
42479420320000	PILONCILLO D 18HF	D18	Design capacity limit
42479429610000	PILONCILLO D 18HG	D18	Design capacity limit
42479429620000	PILONCILLO D 18HH	D18	Design capacity limit
42479429650000	PILONCILLO D 18HI	D18	Design capacity limit
42479429630000	PILONCILLO D 18HJ	D18	Design capacity limit
42479429660000	PILONCILLO D 18HK	D18	Design capacity limit
42479420980000	PILONCILLO D 19HA	D19	Design capacity limit
42479421000000	PILONCILLO D 19HB	D19	Design capacity limit
42479421010000	PILONCILLO D 19HC	D19	Design capacity limit
42479421020000	PILONCILLO D 19HD	D19	Design capacity limit
42479421030000	PILONCILLO D 19HE	D19	Design capacity limit
42479431040000	PILONCILLO D 19HG	D19	Design capacity limit
42479431060000	PILONCILLO D 19HH	D19	Design capacity limit
42479431070000	PILONCILLO D 19HI	D19	Design capacity limit
42479431750000	PILONCILLO D 19HZ	D19	Design capacity limit
42479422070000	PILONCILLO D 20HA	D20	Design capacity limit
42479422080000	PILONCILLO D 20HB	D20	Design capacity limit
42479422100000	PILONCILLO D 20HD	D20	Design capacity limit
42479422110000	PILONCILLO D 20HE	D20	Design capacity limit
42479422120000	PILONCILLO D 20HV	D20	Design capacity limit
42479422130000	PILONCILLO D 20HW	D20	Design capacity limit
42479422060000	PILONCILLO D 20HX	D20	Design capacity limit
42479422140000	PILONCILLO D 20HY	D20	Design capacity limit
42479422150000	PILONCILLO D 20HZ	D20	Design capacity limit
42479416780100	PILONCILLO D 21HA	D21	Design capacity limit
42479416790000	PILONCILLO D 21HB	D21	Design capacity limit
42479416800000	PILONCILLO D 21HC	D21	Design capacity limit
42479416810000	PILONCILLO D 21HD	D21	Design capacity limit
42479422260000	PILONCILLO D 22HA	D22	Design capacity limit
42479422340000	PILONCILLO D 22HB	D22	Design capacity limit
42479422270000	PILONCILLO D 22HC	D22	Design capacity limit
42479422280000	PILONCILLO D 22HD	D22	Design capacity limit
42479422290000	PILONCILLO D 22HE	D22	Design capacity limit
42479422300000	PILONCILLO D 22HF	D22	Design capacity limit
42479422310000	PILONCILLO D 22HX	D22	Design capacity limit

42479422320000	PILONCILLO D 22HY	D22	Design capacity limit
42479422330000	PILONCILLO D 22HZ	D22	Design capacity limit
42479417830000	PILONCILLO D 23HA	D23	Design capacity limit
42479417840000	PILONCILLO D 23HB	D23	Design capacity limit
42479417850000	PILONCILLO D 23HC	D23	Design capacity limit
42479417860000	PILONCILLO D 23HD	D23	Design capacity limit
42479417870000	PILONCILLO D 23HE	D23	Design capacity limit
42479417880000	PILONCILLO D 23HF	D23	Design capacity limit
42479417780000	PILONCILLO D 24HA	D24	Design capacity limit
42479417790000	PILONCILLO D 24HB	D24	Design capacity limit
42479417930000	PILONCILLO D 24HC	D24	Design capacity limit
42479417800000	PILONCILLO D 24HD	D24	Design capacity limit
42479417810000	PILONCILLO D 24HE	D24	Design capacity limit
42479417820000	PILONCILLO D 24HZ	D24	Design capacity limit
42479423870000	PILONCILLO D 25HA	D25	Design capacity limit
42479423990000	PILONCILLO D 25HB	D25	Design capacity limit
42479423970000	PILONCILLO D 25HC	D25	Design capacity limit
42479423880000	PILONCILLO D 25HD	D25	Design capacity limit
42479423980000	PILONCILLO D 25HE	D25	Design capacity limit
42479423890000	PILONCILLO D 25HF	D25	Design capacity limit
42479422870000	PILONCILLO D 26HA	D26	Design capacity limit
42479422880000	PILONCILLO D 26HB	D26	Design capacity limit
42479422890100	PILONCILLO D 26HC	D26	Design capacity limit
42479422900000	PILONCILLO D 26HD	D26	Design capacity limit
42479429790000	PILONCILLO D 26HN	D26	Design capacity limit
42479429760000	PILONCILLO D 26HO	D26	Design capacity limit
42479429800000	PILONCILLO D 26HP	D26	Design capacity limit
42479423030000	PILONCILLO D 26HT	D26	Design capacity limit
42479423090000	PILONCILLO D 26HU	D26	Design capacity limit
42479423040000	PILONCILLO D 26HV	D26	Design capacity limit
42479423050000	PILONCILLO D 26HW	D26	Design capacity limit
42479423060000	PILONCILLO D 26HX	D26	Design capacity limit
42479423070000	PILONCILLO D 26HY	D26	Design capacity limit
42479423080000	PILONCILLO D 26HZ	D26	Design capacity limit
42479411430100	PILONCILLO E 01HA	E01	Design capacity limit
42479415700100	PILONCILLO E 01HB	E01	Design capacity limit
42479412970100	PILONCILLO E 02HA	E02	Design capacity limit
42479435580000	PILONCILLO E 02HB	E02	Design capacity limit
42479435590000	PILONCILLO E 02HC	E02	Design capacity limit
42479435600000	PILONCILLO E 02HD	E02	Design capacity limit
42479435610000	PILONCILLO E 02HE	E02	Design capacity limit
42479412760000	PILONCILLO E 03H	E03	Design capacity limit

42479416030000	PILONCILLO E 03HA	E03	Design capacity limit
42479416040000	PILONCILLO E 03HB	E03	Design capacity limit
42479416050000	PILONCILLO E 03HC	E03	Design capacity limit
42479416060000	PILONCILLO E 03HD	E03	Design capacity limit
42479412700000	PILONCILLO E 04H	E03	Design capacity limit
42479415690000	PILONCILLO E 05HA	E05	Design capacity limit
42479415680000	PILONCILLO E 05HB	E05	Design capacity limit
42479415670000	PILONCILLO E 05HC	E05	Design capacity limit
42479415660000	PILONCILLO E 05HD	E05	Design capacity limit
42479415650000	PILONCILLO E 05HE	E05	Design capacity limit
42479415720000	PILONCILLO E 05HL	E05	Design capacity limit
42479417340000	PILONCILLO E 06HA	E06	Design capacity limit
42479417350000	PILONCILLO E 06HB	E06	Design capacity limit
42479417360000	PILONCILLO E 06HC	E06	Design capacity limit
42479417370000	PILONCILLO E 06HD	E06	Design capacity limit
42479417380000	PILONCILLO E 06HE	E06	Design capacity limit
42479432010000	PILONCILLO E 06HF	E06	Design capacity limit
42479432020000	PILONCILLO E 06HG	E06	Design capacity limit
42479417410000	PILONCILLO E 06HL	E06	Design capacity limit
42479432410100	PILONCILLO E 07HA	E07	Design capacity limit
42479432420000	PILONCILLO E 07HB	E07	Design capacity limit
42479434410000	PILONCILLO E 07HC	E07	Design capacity limit
42479434400000	PILONCILLO E 07HD	E07	Design capacity limit
42479439040000	PILONCILLO E 10HA	E10	Design capacity limit
42479439050000	PILONCILLO E 10HB	E10	Design capacity limit
42479439060000	PILONCILLO E 10HC	E10	Design capacity limit
42479439070000	PILONCILLO E 10HD	E10	Design capacity limit
42479439330000	PILONCILLO E 10HX	E10	Design capacity limit
42479439080000	PILONCILLO E 10HY	E10	Design capacity limit
42479439090000	PILONCILLO E 10HZ	E10	Design capacity limit
42479436480000	PILONCILLO E 14HA	E14	Design capacity limit
42479436490000	PILONCILLO E 14HB	E14	Design capacity limit
42479436500000	PILONCILLO E 14HC	E14	Design capacity limit
42479436510000	PILONCILLO E 14HD	E14	Design capacity limit
42479436530000	PILONCILLO E 14HF	E14	Design capacity limit
42479436540000	PILONCILLO E 14HG	E14	Design capacity limit
42479433220000	PILONCILLO E 15HA	E15	Design capacity limit
42479433230000	PILONCILLO E 15HB	E15	Design capacity limit
42479433240000	PILONCILLO E 15HC	E15	Design capacity limit
42479433250000	PILONCILLO E 15HT	E15	Design capacity limit
42479433260000	PILONCILLO E 15HU	E15	Design capacity limit
42479421700000	PILONCILLO E 15HV	E15	Design capacity limit
42479421710000	PILONCILLO E 15HW	E15	Design capacity limit

42479421720000	PILONCILLO E 15HX	E15	Design capacity limit
42479421730000	PILONCILLO E 15HY	E15	Design capacity limit
42479421740000	PILONCILLO E 15HZ	E15	Design capacity limit
42479436560000	PILONCILLO E 20HA	E20	Design capacity limit
42479436570000	PILONCILLO E 20HB	E20	Design capacity limit
42479436580000	PILONCILLO E 20HC	E20	Design capacity limit
42479436590000	PILONCILLO E 20HD	E20	Design capacity limit
42479436600000	PILONCILLO E 20HE	E20	Design capacity limit
42479436610000	PILONCILLO E 20HF	E20	Design capacity limit
42479436620000	PILONCILLO E 20HG	E20	Design capacity limit
42479434520000	PILONCILLO E 21HA	E21	Design capacity limit
42479434530000	PILONCILLO E 21HB	E21	Design capacity limit
42479434540000	PILONCILLO E 21HC	E21	Design capacity limit
42479434550000	PILONCILLO E 21HD	E21	Design capacity limit
42479434560000	PILONCILLO E 21HE	E21	Design capacity limit
42479434440000	PILONCILLO E 22HA	E22	Design capacity limit
42479434450000	PILONCILLO E 22HB	E22	Design capacity limit
42479434460000	PILONCILLO E 22HC	E22	Design capacity limit
42479434470000	PILONCILLO E 22HD	E22	Design capacity limit
42479439370000	PILONCILLO E 28HB	E28	Design capacity limit
42479439380000	PILONCILLO E 28HC	E28	Design capacity limit
42479439390000	PILONCILLO E 28HD	E28	Design capacity limit
42479439400000	PILONCILLO E 28HE	E28	Design capacity limit
42127379700000	PILONCILLO E 30HW	E30	Design capacity limit
42127379710000	PILONCILLO E 30HX	E30	Design capacity limit
42127379720000	PILONCILLO E 30HY	E30	Design capacity limit
42127379730000	PILONCILLO E 30HZ	E30	Design capacity limit
42479440240000	PILONCILLO E 31HA	E31	Design capacity limit
42479440250000	PILONCILLO E 31HB	E31	Design capacity limit
42479440260000	PILONCILLO E 31HC	E31	Design capacity limit
42479440270000	PILONCILLO E 31HD	E31	Design capacity limit
42479438530000	PILONCILLO E 31HW	E31	Design capacity limit
42479438540000	PILONCILLO E 31HX	E31	Design capacity limit
42479438550000	PILONCILLO E 31HY	E31	Design capacity limit
42479438560000	PILONCILLO E 31HZ	E31	Design capacity limit
42479437440000	PILONCILLO E 32HA	E32	Design capacity limit
42479437460000	PILONCILLO E 32HC	E32	Design capacity limit
42479437470000	PILONCILLO E 32HD	E32	Design capacity limit
42479437510000	PILONCILLO E 32HE	E32	Design capacity limit
42479438680000	PILONCILLO E 32HW	E32	Design capacity limit
42479438690000	PILONCILLO E 32HX	E32	Design capacity limit
42479438700000	PILONCILLO E 32HY	E32	Design capacity limit
42479438710000	PILONCILLO E 32HZ	E32	Design capacity limit

42479434930000	PILONCILLO E 33HA	E33	Design capacity limit
42479435000000	PILONCILLO E 33HB	E33	Design capacity limit
42479435010000	PILONCILLO E 33HY	E33	Design capacity limit
42479435020000	PILONCILLO E 33HZ	E33	Design capacity limit
42479439740000	PILONCILLO E 34HA	E34	Design capacity limit
42479439750000	PILONCILLO E 34HB	E34	Design capacity limit
42479439760000	PILONCILLO E 34HC	E34	Design capacity limit
42479439770000	PILONCILLO E 34HD	E34	Design capacity limit
42479435690000	PILONCILLO E 34HV	E34	Design capacity limit
42479435710000	PILONCILLO E 34HW	E34	Design capacity limit
42479435700000	PILONCILLO E 34HX	E34	Design capacity limit
42479435760000	PILONCILLO E 34HY	E34	Design capacity limit
42479435770000	PILONCILLO E 34HZ	E34	Design capacity limit
42479440460000	PILONCILLO E 35HA	E35	Design capacity limit
42479440470000	PILONCILLO E 35HB	E35	Design capacity limit
42479435630000	PILONCILLO E 35HV	E35	Design capacity limit
42479435640000	PILONCILLO E 35HW	E35	Design capacity limit
42479435650000	PILONCILLO E 35HX	E35	Design capacity limit
42479435660000	PILONCILLO E 35HY	E35	Design capacity limit
42479435670000	PILONCILLO E 35HZ	E35	Design capacity limit
42479440390000	PILONCILLO E 36HA	E36	Design capacity limit
42479440400000	PILONCILLO E 36HB	E36	Design capacity limit
42479440410000	PILONCILLO E 36HC	E36	Design capacity limit
42479435720000	PILONCILLO E 36HW	E36	Design capacity limit
42479435730000	PILONCILLO E 36HX	E36	Design capacity limit
42479435740000	PILONCILLO E 36HY	E36	Design capacity limit
42479435750000	PILONCILLO E 36HZ	E36	Design capacity limit
42127374180000	PILONCILLO E 44HA	E44	Design capacity limit
42127374190000	PILONCILLO E 44HB	E44	Design capacity limit
42127374990000	PILONCILLO E 44HC	E44	Design capacity limit
42127375010000	PILONCILLO E 44HX	E44	Design capacity limit
42127339960100	PILONCILLO F 01HA	F01	Design capacity limit
42127365150000	PILONCILLO F 01HD	F01	Design capacity limit
42127365130000	PILONCILLO F 01HZ	F01	Design capacity limit
42479416240000	PILONCILLO F 02HA	F02	Design capacity limit
42479416250000	PILONCILLO F 02HB	F02	Design capacity limit
42479416260000	PILONCILLO F 02HC	F02	Design capacity limit
42479416270000	PILONCILLO F 02HD	F02	Design capacity limit
42479416280000	PILONCILLO F 02HL	F02	Design capacity limit
42479414480000	PILONCILLO F 03HA	F03	Design capacity limit
42479414510100	PILONCILLO F 03HB	F03	Design capacity limit
42479415760000	PILONCILLO F 03HC	F03	Design capacity limit
42479414490000	PILONCILLO F 03HL	F03	Design capacity limit

42479414500000	PILONCILLO F 03HZ	F03	Design capacity limit
42479434730000	PILONCILLO F 05HA	F05	Design capacity limit
42479434740000	PILONCILLO F 05HB	F05	Design capacity limit
42479434750000	PILONCILLO F 05HY	F05	Design capacity limit
42479434760000	PILONCILLO F 05HZ	F05	Design capacity limit
42479433860000	PILONCILLO SWD D 1D	PILONCILLO SWD D 1D	Design capacity limit

Eastern Catarina Receipt Points

For purposes of this section of Exhibit A, Receipt Points are the flanges closest to the point where flow from a given line commingles with flow from another pipeline or header. Such flanges are described below. For clarity, these Receipt Points are downstream of the related isolation valve, if present.

Receipt Point	Latitude/ Longitude
Flange of:
F5/300 to manifold D	Latitude 28.183265, Longitude -99.618337
F5/100 to manifold D	Latitude 28.183265, Longitude -99.618337
E3/E4/100 to manifold D	Latitude 28.183265, Longitude -99.618337
E1/400 to D1-400	Latitude 28.172093, Longitude -99.604984
C1/C4-400 to Transfer 200/300 lines near North Appraisal	Latitude 28.259518, Longitude -99.616122
B1/100 to manifold A	Latitude 28.266375, Longitude -99.617618
B1/300 to manifold A	Latitude 28.266375, Longitude -99.617618

Delivery Points

Meter Number(s)	Delivery Point	Maximum Delivery Capacity
Inlet of:
0969045-10	SOUTH-CPF-D1	Design capacity limit
0984505-10	SHELL TO DOS HERMANAS IC	Design capacity limit
0984505-20	SHELL TO DOS HERMANAS	Design capacity limit
EF1-11721	SWEPI NORTH #1	Design capacity limit
EF1-11722	SWEPI MIDDLE #2	Design capacity limit
EF1-11723	SWEPI SOUTH #3	Design capacity limit
1-8028	Shell A Inlet to LX 16”	Design capacity limit
1-8029 1-8039 4043651 4043652	Shell B Inlet to LX 16” South Appraisal to T2 Carnero A Carnero D - Harrison	Design capacity limit Design capacity limit Design capacity limit Design capacity limit
Shell 1A	SW Segue A	Design capacity limit
Shell 1D SWD	SW Segue D CPF-D	Design capacity limit Design capacity limit

EXHIBIT B

Fees

Gathering and Processing Fee (based on the aggregate quantity of Producer’s Products, stated in Unit of Volume delivered to Gatherer at all Receipt Points):

$[***] per Mcf for Gas, as may be adjusted in accordance with Section 5.4.

$[***] per Barrel for Oil and Producer’s Condensate, as may be adjusted in accordance with Section 5.4.

$[***] per Barrel for water.

EXHIBIT C

Part 1 – Dedicated Acreage

Exhibit C

EXHIBIT C

Part 2 – Dedicated Deeds

Mineral Deed from Dan J. Harrison, III, as Grantor, to P Ranch Working Interest, LLC, as Grantee, dated May 12, 2010, covering 42,262.28 acres of land, more or less, situated in Dimmit, Webb and La Salle Counties, Texas, a Memorandum of which is recorded in Volume 386, Page 797 of the Deed Records of Dimmit County, Texas, in Volume 2946, Page 165 of the Deed Records of Webb County, Texas, and in Volume 505, Page 435 of the Deed Records of La Salle County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

Mineral Deed from BFH Mining, Ltd., as Grantor, to P Ranch Working Interest, LLC, as Grantee, dated May 12, 2010, covering 42,262.28 acres of land, more or less, situated in Dimmit, Webb and La Salle Counties, Texas, a Memorandum of which is recorded in Volume 386, Page 526 of the Deed Records of Dimmit County, Texas, in Volume 2943, Page 303 of the Deed Records of Webb County, Texas, and in Volume 505, Page 170 of the Deed Records of La Salle County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

Exhibit C

EXHIBIT C

Part 3 – Dedicated Leases

Oil and Gas Lease by and between Harrison Interests, Ltd. and P Ranch Working Interest, LLC dated May 12, 2010, a memorandum of which is recorded in Volume 386, Page 510 of the Official Records of Dimmit County, Texas, in Volume 2943, Page 294 of the Official Records of Webb County, Texas, and in Volume 505, Page 161 of the Deed Records of La Salle County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

Oil, Gas and Mineral Lease by and between the Risken Family Trust, Susan L. Westergren, Trustee, and SWEPI LP dated March 20, 2013, Texas, recorded in Volume 466, Page 396, Official Records of Dimmit County, Texas, as amended, restated, supplemented, assigned or otherwise modified from time to time.

Exhibit C

EXHIBIT D

Gathering System

[Attached]

Exhibit D

Exhibit D

South Appraisal

Facility	Type	Asset
P-Ranch SA	Vessel	Flash Separator
P-Ranch SA	Vessel	Fuel Liquids Knockout
P-Ranch SA	Vessel	Fuel Filter Separator
P-Ranch SA	Tank	Flash Gas Compressor Sump
P-Ranch SA	Pump	FG Compressor Sump Pump
P-Ranch SA	Vessel	Fuel Filter Separator
P-Ranch SA	Tank	Water Tank
P-Ranch SA	Tank	Water Tank
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Power	Gas Power Unit #1
P-Ranch SA	Pump Diaphram	Recycle Pump
P-Ranch SA	Pump Centrifugal End Suction	Charge Pump (Griswold 811-1.5x1-8AA)
P-Ranch SA	Pump Centrifugal Plunger	Transfer Pump (Triplex 59T-3)
P-Ranch SA	Pump Centrifugal End Suction	Charge Pump (Griswold 811-3x2-10A60)
P-Ranch SA	Pump Centrifugal Plunger	Transfer Pump (Triplex)
P-Ranch SA	Vessel	Fuel Pot
P-Ranch SA	Pump Diaphram	LP Flare Scrubber Pump
P-Ranch SA	Vessel	LP Flare Scrubber
P-Ranch SA	Combustor	LP Combustor Skid (Abutec)
P-Ranch SA	Vessel	Line Heater
P-Ranch SA	Vessel	Fuel Pot
P-Ranch SA	Vessel	H.P. Separator
P-Ranch SA	Vessel	Inlet Separator
P-Ranch SA	Vessel	Flash Separator
P-Ranch SA	Compressor	L.P Compressor #1 (Ariel 3 Stage)
P-Ranch SA	Compressor	L.P Compressor #2 (Ariel 3 Stage)
P-Ranch SA	Compressor	L.P Compressor #3 (Ariel 3 Stage)
P-Ranch SA	Compressor	L.P Compressor #4 (Ariel 3 Stage)
P-Ranch SA	Vessel	Filter Separator
P-Ranch SA	Vessel	Glycol Contactor
P-Ranch SA	Exchanger Tube Shell	Gas Glycol Exchanger
P-Ranch SA	Tank	Glycol Storage Tank
P-Ranch SA	Pump Diaphram	Glycol Refill Pump
P-Ranch SA	Skid	Glycol Regen Skid
P-Ranch SA	Vessel	Fuel Gas Scrubber
P-Ranch SA	Exchanger Tube Shell	Glycol to Glycol Heat Exchanger
P-Ranch SA	Vessel	Reboiler
P-Ranch SA	Pump Kimray 45015PV	Glycol Pump
P-Ranch SA	Pump Kimray 45015PV	Glycol Pump
P-Ranch SA	Vessel	Sock Filter
P-Ranch SA	Vessel	Sock Filter
P-Ranch SA	Vessel	Charcoal Filter
P-Ranch SA	Vessel	Flash Gas Separator
P-Ranch SA	Skid	Btex Eliminator System
P-Ranch SA	Vessel	Liquid Blowcase
P-Ranch SA	Vessel	HP Flare Knock Out
P-Ranch SA	Pump Diaphram	HP Flare Knock Out Pump
P-Ranch SA	Flare	Air Assisted HP Flare Unit w/ Motor
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Tank	Condensate Tank
P-Ranch SA	Compressor	Vapor Recovery Compressor #1
P-Ranch SA	Compressor	Vapor Recovery Compressor #2

Exhibit D

North Appraisal

Facility	Type	Asset
P-Ranch NA	Vessel	Line Heater
P-Ranch NA	Vessel	Fuel Pot
P-Ranch NA	Vessel	Inlet Separator
P-Ranch NA	Compressor	Booster Compressor #1 (Ariel 2 Stage)
P-Ranch NA	Compressor	Booster Compressor #2 (Ariel 2 Stage)
P-Ranch NA	Tank	Sump #1
P-Ranch NA	Pump Diaphram	Sump Pump #1
P-Ranch NA	Vessel	Flash Separator
P-Ranch NA	Vessel	Filter Separator
P-Ranch NA	Vessel	Glycol Contactor
P-Ranch NA	Exchanger Tube Shell	Gas Glycol Exchanger
P-Ranch NA	Skid	Btex Eliminator System
P-Ranch NA	Vessel	Liquid Blowcase
P-Ranch NA	Vessel	Fuel Gas Filter
P-Ranch NA	Tank	Booster Sump
P-Ranch NA	Pump Diaphram	Booster Sump Pump #1
P-Ranch NA	Vessel	HP Flare Knock Out
P-Ranch NA	Pump Centrifugal Can	HP Flare Knock Out Pump
P-Ranch NA	Flare	Air Assisted HP Flare Unit w/ Motor (Flare King)
P-Ranch NA	Tank	Water Tank
P-Ranch NA	Tank	Condensate Tank
P-Ranch NA	Vessel	LP Vent Knock Out
P-Ranch NA	Pump Diaphram	LP Vent Knock Out Pump
P-Ranch NA	Combustor	LP Combustor Skid

CPF-A

Facility	Type	Asset
P-Ranch CPF-A	Vessel	H.P. Separator
P-Ranch CPF-A	Vessel	Line Heater
P-Ranch CPF-A	Vessel	Fuel Pot
P-Ranch CPF-A	Vessel	Line Heater
P-Ranch CPF-A	Vessel	Fuel Pot
P-Ranch CPF-A	Vessel	L.P Separator
P-Ranch CPF-A	Vessel	Flash Separator
P-Ranch CPF-A	Vessel	Temp Flash Separator
P-Ranch CPF-A	Compressor	L.P Compressor #1 (Ariel 2 Stage)
P-Ranch CPF-A	Compressor	L.P Compressor #2 (Ariel 2 Stage)
P-Ranch CPF-A	Compressor	L.P Compressor #3 (Ariel 2 Stage)
P-Ranch CPF-A	Compressor	H.P Compressor #1 (Ariel 1 Stage)
P-Ranch CPF-A	Compressor	H.P Compressor #2 (Ariel 1 Stage)
P-Ranch CPF-A	Vessel	Coalescer Filter Separator
P-Ranch CPF-A	Vessel	Glycol Contactor
P-Ranch CPF-A	Exchanger Tube Shell	Gas Glycol Exchanger
P-Ranch CPF-A	Tank	Glycol Storage Tank
P-Ranch CPF-A	Pump Diaphram	Glycol Refill Pump
P-Ranch CPF-A	Stabilizer	Condensate Stabilizer "A"
P-Ranch CPF-A	Exchanger Air	Condensate Cooler #1
P-Ranch CPF-A	Stabilizer	Condensate Stabilizer "B"
P-Ranch CPF-A	Exchanger Air	Condensate Cooler #2
P-Ranch CPF-A	Stabilizer	Condensate Stabilizer "C"
P-Ranch CPF-A	Exchanger Air	Condensate Cooler #3
P-Ranch CPF-A	Stabilizer	Condensate Stabilizer "D"
P-Ranch CPF-A	Compressor	Vapor Recovery Compressor
P-Ranch CPF-A	Vessel	Blowdown Separator
P-Ranch CPF-A	Pump Centrifugal Can	Blowdown Separator Pump
P-Ranch CPF-A	Vessel	HP Flare Knock Out
P-Ranch CPF-A	Pump Centrifugal Can	HP Flare Knock Out Pump
P-Ranch CPF-A	Pump Centrifugal Can	HP Flare Knock Out Pump
P-Ranch CPF-A	Flare	Air Assisted HP Flare Unit w/ Motor
P-Ranch CPF-A	Flare	HP Flare Control Skid
P-Ranch CPF-A	Vessel	LP Vent Knock Out
P-Ranch CPF-A	Pump Diaphram	LP Vent Knock Out Pump
P-Ranch CPF-A	Combustor	LP Combustor Skid
P-Ranch CPF-A	Flare	Air Assisted LP Flare Unit (Flare King)
P-Ranch CPF-A	Skid	Fuel Gas Skid
P-Ranch CPF-A	Vessel	Fuel Gas Scrubber
P-Ranch CPF-A	Vessel	Fuel Gas Filter
P-Ranch CPF-A	Vessel	Filter Separator
P-Ranch CPF-A	Pump Chemical Piston	Filter Separator Methanol Pump
P-Ranch CPF-A	Pump Chemical Piston	Filter Separator Methanol Pump
P-Ranch CPF-A	Vessel	Cold Separator
P-Ranch CPF-A	Exchanger	Triple Pipe Exchanger

CPF-A

P-Ranch CPF-A	Exchanger	Triple Pipe Exchanger
P-Ranch CPF-A	Skid	Glycol Regen Skid
P-Ranch CPF-A	Vessel	Fuel Gas Scrubber
P-Ranch CPF-A	Exchanger Tube Shell	Glycol to Glycol Heat Exchanger
P-Ranch CPF-A	Vessel	Reboiler
P-Ranch CPF-A	Pump Kimray 45015PV	Glycol Pump
P-Ranch CPF-A	Pump Kimray 45015PV	Glycol Pump
P-Ranch CPF-A	Vessel	Sock Filter
P-Ranch CPF-A	Vessel	Sock Filter
P-Ranch CPF-A	Vessel	Charcoal Filter
P-Ranch CPF-A	Vessel	Flash Gas Separator
P-Ranch CPF-A	Skid	Btex Eliminator System
P-Ranch CPF-A	Vessel	Liquid Blowcase
P-Ranch CPF-A	Exchanger	Glycol Vapor Condenser
P-Ranch CPF-A	Power	Gas Power Unit #1
P-Ranch CPF-A	Power	Gas Power Unit #2
P-Ranch CPF-A	Power	Gas Power Unit #3
P-Ranch CPF-A	Tank	Lube Oil (40wt)
P-Ranch CPF-A	Tank	Lube Oil (50wt)
P-Ranch CPF-A	Tank	Lube Oil (Coolant)
P-Ranch CPF-A	Pump Diaphram	Lube Oil Pump (40wt)
P-Ranch CPF-A	Pump Diaphram	Lube Oil Pump (50wt)
P-Ranch CPF-A	Pump Diaphram	Coolant Pump
P-Ranch CPF-A	Tank	Sump #1
P-Ranch CPF-A	Pump Diaphram	Sump Pump #1
P-Ranch CPF-A	Tank	Sump #2
P-Ranch CPF-A	Pump Diaphram	Sump Pump #2
P-Ranch CPF-A	Tank	Sump #3
P-Ranch CPF-A	Pump Diaphram	Sump Pump #3
P-Ranch CPF-A	Tank	Sump #4
P-Ranch CPF-A	Pump Diaphram	Sump Pump #4
P-Ranch CPF-A	Tank	Sump #5
P-Ranch CPF-A	Pump Diaphram	Sump Pump #5
P-Ranch CPF-A	Tank	Sump #6
P-Ranch CPF-A	Pump Diaphram	Sump Pump #6
P-Ranch CPF-A	Compressor	IA Skid
P-Ranch CPF-A	Pump Diaphram	Recycle Pump
P-Ranch CPF-A	Tank	Condensate Tank (Master)
P-Ranch CPF-A	Tank	Condensate Tank (Slave)
P-Ranch CPF-A	Tank	Condensate Tank (Master)
P-Ranch CPF-A	Tank	Condensate Tank (Slave)
P-Ranch CPF-A	Tank	Condensate Tank (Master)
P-Ranch CPF-A	Tank	Condensate Tank (Slave)
P-Ranch CPF-A	Tank	Condensate Tank (Master)
P-Ranch CPF-A	Tank	Condensate Tank (Slave)
P-Ranch CPF-A	Tank	Condensate Tank (Master)
P-Ranch CPF-A	Tank	Condensate Tank (Slave)

CPF-A

P-Ranch CPF-A	Tank	Condensate Tank (Master)
P-Ranch CPF-A	Tank	Condensate Tank (Slave)
P-Ranch CPF-A	Tank	Bad Condensate Tank (Master)
P-Ranch CPF-A	Tank	Bad Condensate Tank (Slave)
P-Ranch CPF-A	Pump Centrifugal Can	Bad Condensate Pump
P-Ranch CPF-A	Pump Centrifugal Can	Bad Condensate Pump
P-Ranch CPF-A	Skid	LACT Skid
P-Ranch CPF-A	Pump Diaphram	LACT Pump
P-Ranch CPF-A	Pump Plunger	Pipeline Pumps
P-Ranch CPF-A	Pump Plunger	Pipeline Pumps
P-Ranch CPF-A	Pump Plunger	Pipeline Pumps
P-Ranch CPF-A	Tank	Gun Barrel #1
P-Ranch CPF-A	Tank	Overflow Tank #1
P-Ranch CPF-A	Tank	Gun Barrel #2
P-Ranch CPF-A	Tank	Overflow Tank #2
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Tank	Water Tank (Master)
P-Ranch CPF-A	Tank	Water Tank (Slave)
P-Ranch CPF-A	Pump Centrifugal End Suction	SWD Transfer Pump #1
P-Ranch CPF-A	Pump Centrifugal End Suction	SWD Transfer Pump #2
P-Ranch CPF-A	Vessel	NGL Storage
P-Ranch CPF-A	Vessel	NGL Storage Vent Blowcase
P-Ranch CPF-A	Vessel	NGL Storage
P-Ranch CPF-A	Vessel	NGL Storage Vent Blowcase
P-Ranch CPF-A	Compressor	Flash Compressor (Ariel 2 Stage)
P-Ranch CPF-A	Compressor	Booster Compressor (Ariel 1 Stage)

CPF D

Facility	Type	Asset
P-Ranch CPF-D	Vessel	H.P. Separator
P-Ranch CPF-D	Vessel	H.P. Separator
P-Ranch CPF-D	Vessel	Line Heater
P-Ranch CPF-D	Vessel	Fuel Pot
P-Ranch CPF-D	Vessel	Line Heater
P-Ranch CPF-D	Vessel	Fuel Pot
P-Ranch CPF-D	Vessel	L.P Separator
P-Ranch CPF-D	Vessel	Flash Separator
P-Ranch CPF-D	Compressor	L.P Compressor #1 (Ariel 2 Stage)
P-Ranch CPF-D	Compressor	L.P Compressor #2 (Ariel 2 Stage)
P-Ranch CPF-D	Compressor	L.P Compressor #3 (Ariel 2 Stage)
P-Ranch CPF-D	Compressor	H.P Compressor #1 (Ariel 1 Stage)
P-Ranch CPF-D	Compressor	H.P Compressor #2 (Ariel 1 Stage)
P-Ranch CPF-D	Vessel	Coalescer Filter Separator
P-Ranch CPF-D	Vessel	Glycol Contactor
P-Ranch CPF-D	Exchanger Tube Shell	Gas Glycol Exchanger
P-Ranch CPF-D	Tank	Glycol Storage Tank
P-Ranch CPF-D	Pump Diaphram	Glycol Refill Pump
P-Ranch CPF-D	Stabilizer	Condensate Stabilizer "A"
P-Ranch CPF-D	Exchanger Air	Condensate Cooler #1
P-Ranch CPF-D	Stabilizer	Condensate Stabilizer "B"
P-Ranch CPF-D	Exchanger Air	Condensate Cooler #2
P-Ranch CPF-D	Stabilizer	Condensate Stabilizer "C"
P-Ranch CPF-D	Exchanger Air	Condensate Cooler #3
P-Ranch CPF-D	Stabilizer	Condensate Stabilizer "D"
P-Ranch CPF-D	Compressor	Vapor Recovery Compressor
P-Ranch CPF-D	Compressor	Vapor Recovery Compressor
P-Ranch CPF-D	Vessel	Blowdown Separator
P-Ranch CPF-D	Pump Centrifugal Can	Blowdown Separator Pump
P-Ranch CPF-D	Vessel	HP Flare Knock Out
P-Ranch CPF-D	Pump Centrifugal Can	HP Flare Knock Out Pump
P-Ranch CPF-D	Pump Centrifugal Can	HP Flare Knock Out Pump
P-Ranch CPF-D	Flare	Air Assisted HP Flare Unit w/ Motor
P-Ranch CPF-D	Flare	HP Flare Control Skid
P-Ranch CPF-D	Vessel	LP Vent Knock Out
P-Ranch CPF-D	Pump Diaphram	LP Vent Knock Out Pump
P-Ranch CPF-D	Combustor	LP Combustor Skid
P-Ranch CPF-D	Flare	Air Assisted LP Flare Unit
P-Ranch CPF-D	Skid	Fuel Gas Skid
P-Ranch CPF-D	Vessel	Fuel Gas Scrubber
P-Ranch CPF-D	Vessel	Fuel Gas Filter
P-Ranch CPF-D	Vessel	Filter Separator
P-Ranch CPF-D	Pump Chemical Piston	Filter Separator Methanol Pump
P-Ranch CPF-D	Pump Chemical Piston	Filter Separator Methanol Pump
P-Ranch CPF-D	Vessel	Cold Separator

CPF D

P-Ranch CPF-D	Exchanger	Triple Pipe Exchanger
P-Ranch CPF-D	Exchanger	Triple Pipe Exchanger
P-Ranch CPF-D	Skid	Glycol Regen Skid
P-Ranch CPF-D	Vessel	Fuel Gas Scrubber
P-Ranch CPF-D	Exchanger Tube Shell	Glycol to Glycol Heat Exchanger
P-Ranch CPF-D	Vessel	Reboiler
P-Ranch CPF-D	Pump Plunger	Glycol Pump Kimray 45015PV
P-Ranch CPF-D	Pump Plunger	Glycol Pump Kimray 45015PV
P-Ranch CPF-D	Vessel	Sock Filter
P-Ranch CPF-D	Vessel	Sock Filter
P-Ranch CPF-D	Vessel	Charcoal Filter
P-Ranch CPF-D	Vessel	Flash Gas Separator
P-Ranch CPF-D	Skid	Btex Eliminator System
P-Ranch CPF-D	Vessel	Liquid Blowcase
P-Ranch CPF-D	Exchanger	Glycol Vapor Condenser
P-Ranch CPF-D	Power	Gas Power Unit #1
P-Ranch CPF-D	Power	Gas Power Unit #2
P-Ranch CPF-D	Power	Gas Power Unit #3
P-Ranch CPF-D	Tank	Lube Oil (40wt)
P-Ranch CPF-D	Tank	Lube Oil (50wt)
P-Ranch CPF-D	Tank	Lube Oil (Coolant)
P-Ranch CPF-D	Pump Diaphram	Lube Oil Pump (40wt)
P-Ranch CPF-D	Pump Diaphram	Lube Oil Pump (50wt)
P-Ranch CPF-D	Pump Diaphram	Coolant Pump
P-Ranch CPF-D	Tank	Sump #1
P-Ranch CPF-D	Pump Diaphram	Sump Pump #1
P-Ranch CPF-D	Tank	Sump #2
P-Ranch CPF-D	Pump Diaphram	Sump Pump #2
P-Ranch CPF-D	Tank	Sump #3
P-Ranch CPF-D	Pump Diaphram	Sump Pump #3
P-Ranch CPF-D	Tank	Sump #4
P-Ranch CPF-D	Pump Diaphram	Sump Pump #4
P-Ranch CPF-D	Tank	Sump #5
P-Ranch CPF-D	Pump Diaphram	Sump Pump #5
P-Ranch CPF-D	Tank	Sump #6
P-Ranch CPF-D	Pump Diaphram	Sump Pump #6
P-Ranch CPF-D	Compressor	IA Skid
P-Ranch CPF-D	Pump Diaphram	Recycle Pump
P-Ranch CPF-D	Tank	Condensate Tank (Master)
P-Ranch CPF-D	Tank	Condensate Tank (Slave)
P-Ranch CPF-D	Tank	Condensate Tank (Master)
P-Ranch CPF-D	Tank	Condensate Tank (Slave)
P-Ranch CPF-D	Tank	Condensate Tank (Master)
P-Ranch CPF-D	Tank	Condensate Tank (Slave)
P-Ranch CPF-D	Tank	Condensate Tank (Master)
P-Ranch CPF-D	Tank	Condensate Tank (Slave)
P-Ranch CPF-D	Tank	Condensate Tank (Master)

CPF D

P-Ranch CPF-D	Tank	Condensate Tank (Slave)
P-Ranch CPF-D	Tank	Condensate Tank (Master)
P-Ranch CPF-D	Tank	Condensate Tank (Slave)
P-Ranch CPF-D	Tank	Bad Condensate Tank (Master)
P-Ranch CPF-D	Tank	Bad Condensate Tank (Slave)
P-Ranch CPF-D	Pump Centrifugal Can	Bad Condensate Pump
P-Ranch CPF-D	Pump Centrifugal Can	Bad Condensate Pump
P-Ranch CPF-D	Skid	LACT Skid
P-Ranch CPF-D	Pump Centrifugal End Suction	LACT Pump
P-Ranch CPF-D	Pump Plunger	Pipeline Pumps
P-Ranch CPF-D	Pump Plunger	Pipeline Pumps
P-Ranch CPF-D	Pump Plunger	Pipeline Pumps
P-Ranch CPF-D	Tank	Gun Barrel #1
P-Ranch CPF-D	Tank	Overflow Tank #1
P-Ranch CPF-D	Tank	Gun Barrel #2
P-Ranch CPF-D	Tank	Overflow Tank #2
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Tank	Water Tank (Master)
P-Ranch CPF-D	Tank	Water Tank (Slave)
P-Ranch CPF-D	Pump Plunger	SWD Pump #1 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #2 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #3 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #4 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #5 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #6 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #7 W165H Triplex
P-Ranch CPF-D	Pump Plunger	SWD Pump #8 W165H Triplex
P-Ranch CPF-D	Vessel	NGL Storage
P-Ranch CPF-D	Vessel	NGL Storage Vent Blowcase
P-Ranch CPF-D	Vessel	NGL Storage
P-Ranch CPF-D	Vessel	NGL Storage Vent Blowcase
P-Ranch CPF-D	Compressor	Flash Compressor
P-Ranch CPF-D	Compressor	Booster Compressor

EXHIBIT E

AMENDED AND RESTATED MEMORANDUM OF FIRM GATHERING AND PROCESSING AGREEMENT
THE STATE OF TEXAS	§
§
COUNTIES OF DIMMIT,	§
WEBB AND LA SALLE	§

THIS AMENDED AND RESTATED MEMORANDUM OF FIRM GATHERING AND PROCESSING AGREEMENT (this “Memorandum”) is made and entered into effective as of [_______], 2020 (the “Amendment Date”)1,  by and between SN Catarina, LLC, a Delaware limited liability company (“Producer”), and Catarina Midstream, LLC, a Delaware limited liability company (“Gatherer”). Producer and Gatherer may be referred to in this Memorandum individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have executed that (i) certain Firm Gathering and Processing Agreement dated effective as of October 14, 2015 (the “Original Gathering Agreement”), (ii) that certain Amendment No. 1 to Firm Gathering and Processing Agreement, dated as of June 30, 2017 with a deemed effective time of 12:01 a.m. on April 1, 2017 (the “First Amendment”), and (iii) that certain Amendment No. 2 to Firm Gathering and Processing Agreement, executed on [_______], 20202 but deemed effective as of the Amendment Date (the “Second Amendment”, and together with the Original Gathering Agreement and the First Amendment, the “Gathering Agreement”);

WHEREAS, the Parties previously executed and recorded in the Counties of Dimmit, Webb and La Salle in the State of Texas that certain Memorandum of Firm Gas Gathering and Processing Agreement, dated as of [________], 2015, in connection with the execution of the Original Gathering Agreement (the “Original Memorandum”); and

WHEREAS, in accordance with the Second Amendment, the Parties desire to amend and restate the Original Memorandum for the purpose of imparting notice to all persons of Producer’s dedication and commitment of its interests in oil and gas leases, wells and/or oil and gas interests within the Dedicated Acreage (including the Dedicated Instruments) and Producer’s production from or attributable to such interests to the Gathering Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.         The Gathering Agreement is incorporated by reference in its entirety in this Memorandum. All capitalized terms used but not defined in this Memorandum and defined in the

1         NTD: Insert the actual “Closing Date” here.

2         NTD: Insert the actual “Approval Date” here.

Exhibit E – Page 1

Gathering Agreement shall have the meaning ascribed to them in the Gathering Agreement. As used in this Memorandum, the following capitalized terms shall have the meanings set forth below:

“Dedicated Acreage”  means Producer’s acreage as described on Exhibit A - Part 1, attached hereto and made a part hereof, including, for the avoidance of doubt, the Dedicated Instruments.

“Dedicated Instruments” means the Dedicated Deeds and the Dedicated Leases.

“Dedicated Deeds” means Producer’s mineral deeds, including those mineral deeds set forth on Exhibit A - Part 2 attached hereto and made a part hereof, to the extent that such mineral deeds cover the Dedicated Acreage.

“Dedicated Leases” means Producer’s mineral leases located within the area described on Exhibit A – Part 1, now existing or hereafter acquired, as such mineral leases may be in effect during the Term, including those mineral leases set forth on Exhibit A - Part 3 attached hereto and made a part hereof.

“Dedicated Products” means, subject to Section 3.1 of the Gathering Agreement, Producer’s Products that are produced from any well(s) located on the Dedicated Acreage.

“Producer’s Products” or “Products” means all Oil, Gas and other hydrocarbons that are: (i) owned or Controlled by Producer or its Affiliates and produced and saved from the Dedicated Acreage in accordance with the terms of the Gathering Agreement or (ii) owned or Controlled by Producer or its Affiliates and produced and saved from outside the Dedicated Acreage and delivered at the Receipt Points in accordance with the terms of the Gathering Agreement.

2.         The Parties have entered into the Gathering Agreement to provide for, among other things, (a) the commitment and dedication by Producer of (1) the Dedicated Acreage (including the Dedicated Instruments), (2) all of the Dedicated Products and water owned by Producer and (3) all of the third party Gas, Oil and water under the Control of Producer, in each case with respect to clauses (2) and (3) produced during the Term from the Dedicated Acreage; and (b) the grant by Producer to Gatherer or its designee, pursuant and subject to the terms and conditions of the Dedicated Leases, and otherwise insofar as Producer has the legal right to do so without the incurrence of additional expense, the non-exclusive right of ingress and egress over, across and under all lands and leaseholds or premises of Producer, for the construction, maintenance and operation of pipelines and other facilities necessary or convenient for the gathering, compression, separation, processing and redelivery of Producer Products under the Gathering Agreement.  Upon the termination of the Gathering Agreement, Producer and Gatherer shall file of record a release and termination of the Gathering Agreement and this Memorandum as to the commitment and dedication described herein.

3.         The Gathering Agreement, including the dedication and commitment covenant made by Producer under the Gathering Agreement, runs with the land and will be binding upon and inure to the benefit of the successors and assigns of the Parties, subject to the terms of the Gathering Agreement.  Any transfer by Producer of any of Producer’s interests in the Dedicated Acreage shall comply with Article 13 of the Gathering Agreement, which, among other matters, requires that, except in certain circumstances, the transfer be expressly subject to the Gathering

Exhibit E – Page 2

Agreement. Article 13 of the Gathering Agreement requires that, among other matters and except in certain circumstances, neither Party may assign or otherwise convey all or any portion of its right, title, or interest under the Gathering Agreement without obtaining the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned, or delayed, and any attempts to assign without such consent will be void.

4.         Should any person or firm desire additional information, said person or firm should contact:

Gatherer:	Producer:
Catarina Midstream, LLC	SN Catarina, LLC
c/o Sanchez Midstream Partners LP	c/o Sanchez Energy Corporation
1360 Post Oak Blvd, Suite 2400	1000 Main, Suite 3000
Houston, TX 77056	Houston, Texas 77002
Attn: Chief Financial Officer	Attn: General Counsel
Email: cward@sanchezmidstream.com	Fax: (713) 756-2784
Email: gkopel@sanchezog.com

and, subject to an appropriate confidentiality agreement, any person may receive a copy of the Gathering Agreement upon written request to such person at such address.

5.         The Gathering Agreement became effective on October 14, 2015 and will remain in full force and effect until the 15th anniversary thereof (the “Primary Term”). Upon the expiration of the Primary Term, the Gathering Agreement will renew automatically for up to four (4) additional terms of twelve (12) months each, unless the Gathering Agreement is terminated by Producer upon at least one hundred eighty (180) Days’ written notice to Gatherer prior to the end of the Primary Term or any subsequent anniversary thereof.  Upon termination of the Gathering Agreement, Producer and Gatherer shall file of record a release and termination of the Gathering Agreement and this Memorandum as to the commitment and dedication described herein.

6.         This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend or modify the Gathering Agreement in any way. This Memorandum shall be binding upon and shall inure to the benefit of the Parties hereto, and to their respective heirs, devises, legal representatives, successors and permitted assigns.

[Signature page follows]

Exhibit E – Page 3

IN WITNESS WHEREOF, the Parties have executed this Memorandum to be effective as of Amendment Date.

PRODUCER:

SN CATARINA, LLC

By:
Name:
Title:

STATE OF TEXAS
COUNTY OF HARRIS, TO-WIT:

I, the undersigned, a notary public of the said county, do hereby certify that on this [__] day of [____________], 2020, before me personally appeared [____________], who acknowledged himself to be the [____________] of SN Catarina, LLC, and that he as such officer, being so authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself as said officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:
(Notarial Seal)

Exhibit E – Page 4

GATHERER:

CATARINA MIDSTREAM, LLC

By:

Name:

Title:

STATE OF TEXAS
COUNTY OF HARRIS, TO-WIT:

I, the undersigned, a notary public of the said county, do hereby certify that on this [__] day of [____________], 2020, before me personally appeared [____________], who acknowledged himself to be the [____________] of Catarina Midstream, LLC, and that he as such officer, being  so authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself as said officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

My commission expires:
(Notarial Seal)

Exhibit E – Page 5

EXHIBIT A

DEDICATED ACREAGE

PART 1 - DEDICATED ACREAGE

[Attached]

PART 2 - DEDICATED DEEDS

[Attached]

PART 3 - DEDICATED LEASES

[Attached]

Exhibit A

Exhibit E – Page 6

EXHIBIT F

Pipelines

[Attached.]

Exhibit F

Exhibit G

Closing Notice

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

§

In re:                                                                                                 §          Chapter 11

§

SANCHEZ ENERGY CORPORATION, et al.,1                                           §          Case No. 19-34508 (MI)

§

Debtors.                                 §          (Jointly Administered)
§

§          Re: ECF No. ____

CLOSING NOTICE

PLEASE TAKE NOTICE that on ___________, 2020, , this Court entered the Order (A) Approving a Settlement with Certain Midstream Counterparties and (B) Authorizing the Assumption of Certain Related Contracts, as Amended [Docket No. ___], among other things, authorizing the Debtors to enter into and perform under the Settlement Agreement, dated __________, 2020 (the “Settlement Agreement”)2, by and between the Debtors, Catarina Midstream, LLC, Carnero G&P LLC, Seco Pipeline, LLC, Sanchez Midstream Partners, LP, Sanchez Midstream Partners GP, LLC, SP Holdings, LLC, and TPL SouthTex Processing Company LP (collectively, the “Parties”).

PLEASE TAKE FURTHER NOTICE that on __________, 2020, the undersigned Parties acknowledge that all Closing Conditions Precedent set forth in the Settlement Agreement were satisfied and the Closing occurred

[Remainder of Page Intentionally Left Blank]

1                    The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Sanchez Energy Corporation (0102); SN Palmetto, LLC (3696); SN Marquis, LLC (0102); SN Cotulla Assets, LLC (0102); SN Operating, LLC (2143); SN TMS, LLC (0102); SN Catarina, LLC (0102); Rockin L Ranch Company, LLC (0102); SN EF Maverick, LLC (0102); SN Payables, LLC (0102); and SN UR Holdings, LLC (0102). The location of the Debtors’ service address is 1000 Main Street, Suite 2800, Houston, Texas 77002.

2         Capitalized terms used herein and not otherwise defined have the meanings set forth in the Settlement Agreement.

Exhibit E – Page 1

________________________________

Dennis L Jenkins (admitted pro hac vice)

New York Bar No. 5542428

James A. Newton (admitted pro hac vice)

New York Bar No. _________

Morrison & Forester LLP

250 West 55th Street

New York, New York 10019

Telephone: (212) 468-8000

Facsimile:  (212) 468-7900

djenkins@mofo.com

jnewton@mofo.com

Counsel to the Reorganized Debtors

_________________________________

Timothy A. (“Tad”) Davidson II

Texas Bar No. 24012503
Joseph P. Rovira

Texas Bar No. 24066008

HUNTON ANDREWS KURTH LLP

600 Travis, Suite 4200

Houston, Texas 77002

Telephone: (713) 220-4200

Facsimile:  (713) 220-4285
taddavidson@huntonak.com
 josephrovira@HuntonAK.com

Counsel to Catarina Midstream LLC, Seco Pipeline, LLC and Sanchez Midstream Partners, LP

__________________________________

Joshua W. Wolfshohl

Texas Bar No. 24038592

1000 Main Street, 36th Floor

Houston, Texas 77002

Telephone: (713) 226-6000

Facsimile: (713) 226-6248

jwolfshohl@porterhedges.com

Counsel to Carnero G&P LLC, and TPL SouthTex Processing Company LP

Upon consideration of the *Debtors' Emergency Motion Pursuant to Section 365(A) of the Bankruptcy Code and Bankruptcy Rule 9019 for Entry of an Order (A) Approving a Settlement with Certain Midstream Counterparties and (B) Authorizing the Assumption of Certain Related Contracts, As Amended* (the "Motion")[2], seeking, among other things:

(1) Authorization to enter into and perform under a Settlement Agreement with certain of the Debtors' existing midstream and marketing service providers;

(2) Approval of the Debtors' assumption, in accordance with the Settlement Agreement, of (a) the Carnero Agreements, as amended by the Carnero Agreement Amendment, and (b) the Catarina Gathering Agreement, as amended by the Catarina Gathering Amendment (collectively, the "***Assumed Agreements***"); and

(3) Authorization to enter into the New Seco Pipeline Agreements; and upon consideration of the evidence admitted and representations made on the record at the hearing on the Motion held on __________ (the "***Hearing***"); and all objections, if any, to the Motion having been withdrawn, resolved, or overruled on the merits; and this Court having considered the legal and factual bases for the relief requested in the Motion; and upon all of the proceedings had before this Court and after due deliberation and sufficient

1

cause appearing therefor,

IT IS HEREBY FOUND AND DETERMINED THAT:

A. The findings and conclusions set forth herein constitute this Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such. This Court's findings shall also include any oral findings of fact and conclusions of law made by this Court during or at the conclusion of the Hearing.

B. This Court has jurisdiction over this matter pursuant to 28 U.S.C. § 1334. The matters raised in the Motion are core proceedings pursuant to 28 U.S.C. § 157(b)(2).

C. Venue of this proceeding and the Motion in this district is proper pursuant to 28 U.S.C. §§ 1408 and 1409.

D. Proper, sufficient, and adequate notice of the Motion and the Hearing have been given in accordance with the Bankruptcy Code and the Bankruptcy Rules, and no other or further notice is necessary.

E. The Settlement Agreement, a copy of which is attached hereto as **Exhibit 1**, and the transactions proposed in the Settlement Agreement are reasonable and appropriate under the circumstances, and the Debtors have demonstrated both (i) good, sufficient, and sound business purposes and justification for the transactions proposed by the Settlement Agreement and (ii) compelling circumstances for approval of the transactions contemplated as part of the Settlement Agreement pursuant to sections 363 and 365 of the Bankruptcy Code and Bankruptcy Rule 9019. The terms of the Settlement Agreement are fair and reasonable, falling above the lowest point in the range of reasonableness, and are in the best interests of the Debtors' estates and

2

their stakeholders as a whole.

F. Based upon the evidence and arguments made at the Hearing, this Court has weighed the probability of success in litigation, the complexity of the litigation involved, and the expense, inconvenience, and delay necessarily attending to it. This Court has also taken into account the paramount interest of creditors and, based on all of the foregoing, has determined that the relief requested in the Motion is fair and equitable, in the best interests of the Debtors and their estates as a whole, and should be approved in all respects.

G. In the absence of the Settlement Agreement, the Debtors and their estates face considerable litigation expense, risk, and delay. The disputes between the Settlement Parties involve numerous legal and factual issues, and judicial resolution of these disputes will require extensive and costly briefing and discovery. Even if the Debtors were successful in litigating their alleged claims against the other Settlement Parties, any judgment obtained may be subject to appeal with no guarantee as to the ultimate outcome. Moreover, there is no doubt that the Settlement Parties' combined legal spend during a protracted litigation process would be substantial and further forestall any return of value to the Debtors and their stakeholders. The Settlement Agreement, however, resolves the Settlement Parties' disputes now without the need for costly, uncertain litigation.

H. The Settlement Agreement and the transactions contemplated thereby were negotiated, proposed, and entered into by the Settlement Parties, each of whom were represented by competent counsel, in good faith, without collusion, and as a result of arm's-length bargaining.

Therefore, **IT IS HEREBY ORDERED, DETERMINED, ADJUDGED, AND DECREED THAT:**

1. The Settlement Agreement is approved in its entirety, and the Debtors are

3

authorized to enter into and perform under the Settlement Agreement and take all actions necessary to effectuate the terms of the Settlement Agreement.

2. In accordance with the Settlement Agreement, the Debtors hereby assume, pursuant to section 365 of the Bankruptcy Code, the Assumed Agreements. Effective as of the Closing Date, each of the Assumption Agreements will be deemed amended by the applicable Amendment Agreement and ratified for all purposes under the Plan. The Debtors are authorized to perform thereunder, in each case subject to and in accordance with the terms of the Settlement Agreement.

3. To the extent applicable, the Debtors are authorized, pursuant to section 363 of the Bankruptcy Code, to enter into and perform under the New Seco Pipeline Agreements.

4. The Settlement Parties are authorized to take such steps and actions as may be necessary or appropriate to implement the terms of the Settlement Agreement and this Order.

5. Notwithstanding any Bankruptcy Rule (including, but not limited to, Bankruptcy Rule 6004(h)), the terms and conditions of this Order shall be effective and enforceable upon its entry.

6. As part of the implementation and execution of the Plan, this Court shall retain jurisdiction with respect to all matters arising from or related to the Settlement Agreement or this Order.

Dated: June __, 2020
Houston, Texas

____
MARVIN ISGUR
UNITED STATES BANKRUPTCY JUDGE

4